UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10351
                                                     ---------------------

                Nuveen Georgia Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2010

-----------------------     -----------------------     -----------------------
NUVEEN GEORGIA              NUVEEN GEORGIA              NUVEEN GEORGIA
PREMIUM INCOME              DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND              MUNICIPAL FUND 2
NPG                         NZX                         NKG

-----------------------     -----------------------     -----------------------
NUVEEN NORTH                NUVEEN NORTH                NUVEEN NORTH
CAROLINA PREMIUM            CAROLINA DIVIDEND           CAROLINA DIVIDEND
INCOME MUNICIPAL FUND       ADVANTAGE MUNICIPAL         ADVANTAGE MUNICIPAL
NNC                         FUND                        FUND 2
                            NRB                         NNO

-----------------------
NUVEEN NORTH
CAROLINA DIVIDEND
ADVANTAGE MUNICIPAL
FUND 3
NII

                                                                          MAY 10

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------------
Robert P. Bremner
Chairman of the Board
July 22, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII)

Portfolio manager Daniel Close reviews economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its June 2010 meeting (following the end of this reporting period), the central bank renewed its pledge to keep the fed funds rate "exceptionally low" for an "extended period." As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the first quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%. This marked the first time since 2007 that the economy managed to string together three consecutive positive quarters. Housing also provided something of a bright spot, as the average home price gained 3.8% for the twelve months ended April 2010, the largest year-over-year increase since September 2006. At the same time, inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 2.0% year-over-year as of May 2010, driven mainly by

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS
AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
increased prices for gasoline and fuel oil. The core CPI (which excludes food and energy) rose 0.9% over the year, the slowest pace since 1966 and within the Fed's official objective of 2.0% or lower for this measure. While labor markets remained weak, recent months saw improvement. As of May 2010, the national unemployment rate was 9.7%, up from 9.4% in May 2009 but below the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. During the twelve months ended May 31, 2010, taxable Build America Bonds issuance totaled $95.9 billion, accounting for over 22% of new bonds issued in the municipal market.

Over the twelve months ended May 31, 2010, municipal bond issuance nationwide-both tax-exempt and taxable-totaled $428.1 billion, an increase of 17% compared with the twelve-month period ended May 31, 2009. Although total municipal issuance rose during these twelve months, supply actually would have fallen approximately 9% without the Build America Bonds issuance. Demand for tax-exempt bonds remained strong during this period, supported in part by concerns about potential tax increases. Combined with the lower supply of tax-exempt bonds, this provided support for municipal bond prices.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA DURING THIS PERIOD?

Georgia has a diverse economic base supported by service, manufacturing and agricultural industries. The state also serves as a key transportation hub, with one of the busiest airports in the world (Hartsfield-Jackson Atlanta International Airport) and major port facilities on the coast, including the Port of Savannah, the fastest-growing container port. As of May 2010, unemployment in Georgia was 10.2%, up from 9.5% in May 2009, but below the recent high of 10.5% in February and March 2010. Like most other states, Georgia's finances have suffered due to declining revenues. The state's $18.6 billion budget for fiscal 2010 was balanced by cutting expenditures by 12%, including a $1 billion reduction in education spending. As of May 2010, Georgia's general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks by Moody's, Standard & Poor's (S&P) and Fitch, respectively. All three agencies confirmed their Georgia ratings during the fourth quarter of 2009. For the twelve months ended May 31, 2010, municipal issuance in Georgia totaled $12.1 billion, up 43% from the previous twelve months.

In the years preceding the current recession, North Carolina worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services. The state now serves as a leader in high-tech business startups, with the Research Triangle Park near Raleigh-Durham representing the largest research park in the nation. This high-tech base, working in conjunction with the state's major universities, government and businesses, provided some resilience during the downturn. As of May 2010, North Carolina's unemployment rate was 10.3%, down

                                                            Nuveen Investments 3
from 10.9% in May 2009 and below the state's all-time high of 11.2% in February 2010. While the pre-recession bubble in housing prices was smaller in North Carolina than nationally, the state's housing market has been slower to reverse the decline. For fiscal 2011, the $19 billion North Carolina state budget cut health care and other programs in order to preserve more teaching positions in public schools and University of North Carolina system campuses. As of May
2010, Moody's, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2010, $9.6 billion of municipal debt was issued in North
Carolina, up 18.5% from that issued during the twelve months ended May 31, 2009.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As previously mentioned, the availability of tax-exempt bonds declined nationally during this period, due in part to the introduction of taxable Build America Bonds in April 2009. This program also impacted tax-exempt supply in Georgia and North Carolina. In Georgia, which had the third largest Build American Bond deal of the first quarter of 2010 ($2.3 billion in bonds issued for the Municipal Electric Authority of Georgia/Plant Vogtle), Build America Bond issuance represented approximately 25% of municipal supply over the past twelve months. During the same period, these bonds comprised about 10% of municipal issuance in North Carolina. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the Georgia and North Carolina Funds.

Despite the constrained issuance of tax-exempt municipal supply, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the Georgia Funds, we found value in several areas of the market, primarily the health care sector and tax increment financing district bonds. The North Carolina Funds purchased transportation credits (including bonds issued for the Charlotte airport and North Carolina State Ports Authority), county appropriation bonds and dedicated tax bonds backed by Puerto Rico sales taxes. NNO also added a higher education bond.

Some of our investment activity during this period was driven by opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years or more. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to

4 Nuveen Investments
find good opportunities to purchase attractive longer-term bonds for these Funds. During this period, we generally focused on bonds at the longer end of the yield curve, particularly in North Carolina, where we sought to lengthen the Funds' durations.

Cash for new purchases during this period was generated primarily by the proceeds from called bonds, particularly in North Carolina, as well as maturing issues. In addition, NZX, NNC, NNO and NII sold small amounts of pre-refunded credits. NRB also sold a lower-rated university bond where we had some credit concerns. On the whole, however, selling was relatively limited during this period, because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of May 31, 2010, all seven of these Funds continued to use inverse floating rate securities. (1) We employ inverse floaters as a form of leverage for a variety of reasons,including duration management as well as income and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 5/31/10

<CAPTION
                                                                1-YEAR    5-YEAR    10-YEAR
-------------------------------------------------------------------------------------------
GEORGIA FUNDS
NPG                                                             10.52%     3.93%      6.82%
NZX                                                             11.41%     4.50%        N/A
NKG                                                             12.54%     4.12%        N/A

Standard & Poor's (S&P) Georgia Municipal Bond Index(2)          8.37%     4.16%      5.76%

Standard & Poor's (S&P) National Municipal Bond Index(3)         9.27%     4.31%      5.85%

Lipper Other States Municipal Debt Funds Average(4)             14.35%     4.04%      6.78%

NORTH CAROLINA FUNDS
NNC                                                             12.24%     4.51%      7.15%
NRB                                                             10.88%     5.20%        N/A
NNO                                                             11.11%     4.71%        N/A
NII                                                             10.95%     4.92%        N/A

Standard & Poor's (S&P) North Carolina Municipal Bond Index(2)   7.68%     4.70%      6.13%

Standard & Poor's (S&P) National Municipal Bond Index(3)         9.27%     4.31%      5.85%

Lipper Other States Municipal Debt Funds Average(4)             14.35%     4.04%      6.78%
-------------------------------------------------------------------------------------------

For the twelve months ended May 31, 2010, the total returns on common share net asset value (NAV) for all of the Georgia and North Carolina Funds exceeded the returns for their respective state's S&P Municipal Bond Index as well as the S&P National Municipal Bond Index. For the same period, all of the Funds underperformed the average return for the Lipper Other States Municipal Debt Funds Average. Shareholders

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2)   The Standard & Poor's (S&P) Municipal Bond Indexes for Georgia and
      North Carolina are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Georgia and North Carolina municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 fund. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper Average is not available for direct investment.

                                                            Nuveen Investments 5
should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The impact of structural leverage is discussed in more detail on page seven.

During this period, bonds with longer maturities generally outperformed bonds with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, duration positioning proved positive for the performance of NPG, NKG, NNC and NII. All four of these Funds were underweighted in the shortest part of the yield curve that produced the weakest returns. NNO was overweighted in this part of the curve, while NZX and NRB were underweighted in the longer area of the curve that performed well. This positioning detracted from performance in these three Funds.

Credit exposure also played an important role in the performance of these Funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performance benefited from their allocations to lower quality credits. Among the Georgia Funds, this was especially true in NKG and NZX and less so in NPG, which had the smallest allocation of lower-rated bonds among the three. In North Carolina, which is a very high quality state, all of the Funds tended to have higher overall credit quality positions, particularly NRB, which had the highest allocation to AAA-rated bonds. This higher credit quality restrained the relative performance of these four Funds during this period.

Among the market sectors, both industrial development revenue (IDR) and health care bonds exceeded the overall municipal market return by substantial margins during this period. NNO, in particular, was helped by its larger exposure to the health care sector. Revenue bonds as a whole performed well, with transportation, housing, and special tax among the other sectors that outperformed the general municipal market for this period. Zero coupon bonds also were among the strongest performers. The best performing bond in all four North Carolina Funds for this period was a zero coupon Turnpike bond rated Baa3 (with AAA insurance from Assured Guarantee) that benefited from its structure, sector and underlying credit rating.

6 Nuveen Investments

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. In their respective states, NKG and NNO held the smallest allocations of pre-refunded bonds, while NZX and NII held the largest. Among the revenue sectors, education, electric utilities, water and sewer and resource recovery trailed the overall municipal market by small margins, while many general obligation and other tax-backed bonds also failed to keep pace with the market for the twelve months. The Georgia and North Carolina Funds were negatively impacted by their holdings in the education and utilities sectors, respectively, while the North Carolina Funds were generally underweighted in tax-backed bonds, which lessened the impact of the underperformance of these bonds.

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

                                                            Nuveen Investments 7

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

At the time this report was prepared, thirty Nuveen leveraged closed-end funds received a demand letter from a law firm on behalf of some common shareholders of each fund alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. After an extensive independent review, on July 14, 2010, the Board of Directors/Trustees announced that each fund had rejected the demands contained in the letters. As a result, the Board of Directors/Trustees has resumed consideration of additional ARPS refinancing. Any future determinations by the Board of Directors/Trustees to refinance a specific fund's ARPS will continue to be based upon a review of the fund's specific circumstances, considering, among other factors, the availability and terms of potential alternative sources of leverage, the receipt of applicable ratings and other necessary approvals for such alternative sources of leverage, and overall market conditions.

As of May 31, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table.

                                               AUCTION RATE        % OF ORIGINAL
                                           PREFERRED SHARES         AUCTION RATE
FUND                                               REDEEMED     PREFERRED SHARES
--------------------------------------------------------------------------------
NPG                                             $27,800,000               100.0%
NZX                                             $15,000,000               100.0%
NKG                                             $33,000,000               100.0%
NNC                                             $25,250,000                54.0%
NRB                                             $17,000,000               100.0%
NNO                                             $28,000,000               100.0%
NII                                             $28,000,000               100.0%
--------------------------------------------------------------------------------

8 Nuveen Investments

As of May 31, 2010, the Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table. (Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies and Footnote 4 - Fund Shares for further details on MTP Shares.)

                                                                      MTP SHARES
FUND                                                        AT LIQUIDATION VALUE
--------------------------------------------------------------------------------
NPG                                                                  $28,340,000
NZX                                                                  $14,340,000
NKG                                                                  $32,265,000
NNC                                                                  $24,300,000
NRB                                                                  $16,600,000
NNO                                                                  $29,700,000
NII                                                                  $28,725,000
--------------------------------------------------------------------------------

As of May 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

                                                            Nuveen Investments 9

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended May 31, 2010, NRB had three monthly dividend increases and NPG, NZX, NKG, NNC, NNO and NII each had two monthly dividend increases.

Due to normal portfolio activity, common shareholders of NNO received a long-term capital gains distribution of $0.0023 per share at the end of December 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2010, all seven Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

10 Nuveen Investments

As of May 31, 2010, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                           5/31/10          TWELVE-MONTH AVERAGE
FUND                       (+)PREMIUM/(-) DISCOUNT       (+)PREMIUM/(-) DISCOUNT
--------------------------------------------------------------------------------
NPG                                         -3.53%                        -6.24%
NZX                                         +2.50%                        -2.20%
NKG                                         -1.48%                        -6.17%
NNC                                         +4.42%                        +0.71%
NRB                                         +5.83%                        +4.54%
NNO                                         +4.24%                        +1.54%
NII                                         +7.53%                        +2.47%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NPG Performance OVERVIEW | Nuveen Georgia Premium Income Municipal Fund as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 13.95
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 14.46
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.53%
--------------------------------------------------------------------------------
Market Yield                                                               5.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.50%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $ 55,018
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      15.67
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  7.82
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                         21.21%     10.52%
--------------------------------------------------------------------------------
5-Year                                                          1.48%      3.93%
--------------------------------------------------------------------------------
10-Year                                                         6.65%      6.82%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                17.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.0%
--------------------------------------------------------------------------------
Utilities                                                                   6.6%
--------------------------------------------------------------------------------
Other                                                                       7.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   35%
AA                                                                           30%
A                                                                            25%
BBB                                                                           7%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $    0.0525
Jul                                                                       0.0525
Aug                                                                       0.0525
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                        0.059

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $      12.3
                                                                            12.5
                                                                           12.35
                                                                            12.1
                                                                           12.15
                                                                           12.55
                                                                           12.43
                                                                           12.45
                                                                            12.3
                                                                           12.84
                                                                           13.07
                                                                           13.05
                                                                              13
                                                                           13.26
                                                                           13.37
                                                                            13.4
                                                                           13.38
                                                                         13.3378
                                                                          13.494
                                                                           13.27
                                                                           12.91
                                                                           12.93
                                                                           12.92
                                                                            12.9
                                                                           12.72
                                                                           12.74
                                                                           12.74
                                                                            13.2
                                                                           13.15
                                                                              13
                                                                           13.56
                                                                            13.7
                                                                         13.4415
                                                                           13.41
                                                                           13.41
                                                                           13.79
                                                                           13.78
                                                                              14
                                                                           13.59
                                                                           13.65
                                                                          13.772
                                                                            13.8
                                                                           13.78
                                                                           13.73
                                                                          13.796
                                                                           13.88
                                                                          13.934
                                                                         13.9515
                                                                           14.25
                                                                            13.9
                                                                           13.92
                                                                            13.8
                                                                           13.95
5/31/10                                                                    13.95

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

12 Nuveen Investments

NZX Performance OVERVIEW | Nuveen Georgia Dividend Advantage Municipal Fund as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   35%
AA                                                                           26%
A                                                                            24%
BBB                                                                           8%
BB or Lower                                                                   1%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.056
Jul                                                                        0.056
Aug                                                                        0.056
Sep                                                                        0.061
Oct                                                                        0.061
Nov                                                                        0.061
Dec                                                                        0.064
Jan                                                                        0.064
Feb                                                                        0.064
Mar                                                                        0.064
Apr                                                                        0.064
May                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $     13.43
                                                                           13.24
                                                                           13.31
                                                                            12.6
                                                                            12.6
                                                                           13.23
                                                                           12.83
                                                                            12.9
                                                                            13.2
                                                                            13.5
                                                                           13.91
                                                                           13.65
                                                                           13.39
                                                                           13.45
                                                                           13.59
                                                                         14.2201
                                                                            14.2
                                                                            14.2
                                                                           14.08
                                                                           14.06
                                                                           13.62
                                                                           13.46
                                                                           14.04
                                                                              14
                                                                          13.962
                                                                           14.09
                                                                           14.48
                                                                           14.19
                                                                         14.2699
                                                                           14.35
                                                                           14.15
                                                                              14
                                                                         14.1601
                                                                           14.28
                                                                          14.531
                                                                            14.6
                                                                          14.865
                                                                          14.725
                                                                          14.502
                                                                            14.5
                                                                           14.83
                                                                           15.23
                                                                          15.084
                                                                         14.8474
                                                                           15.04
                                                                         15.1856
                                                                           14.96
                                                                         15.1499
                                                                           15.39
                                                                            15.3
                                                                           15.45
                                                                           14.76
                                                                           15.18
5/31/10                                                                    15.18

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.18
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 14.81
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.50%
--------------------------------------------------------------------------------
Market Yield                                                               5.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.47%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $29,179
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.53
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                         18.75%     11.41%
--------------------------------------------------------------------------------
5-Year                                                          4.27%      4.50%
--------------------------------------------------------------------------------
Since
Inception                                                       5.65%      5.92%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          19.3%
--------------------------------------------------------------------------------
Health Care                                                                18.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            13.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.2%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      6.9%
--------------------------------------------------------------------------------
Other                                                                      10.0%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 13

NKG Performance OVERVIEW | Nuveen Georgia Dividend Advantage Municipal Fund 2 as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 14.00
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 14.21
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.48%
--------------------------------------------------------------------------------
Market Yield                                                               5.14%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.59%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $64,721
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.16
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.54
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                         24.23%     12.54%
--------------------------------------------------------------------------------
5-Year                                                          4.89%      4.12%
--------------------------------------------------------------------------------
Since
Inception                                                       4.39%      4.97%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            19.5%
--------------------------------------------------------------------------------
Health Care                                                                18.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.0%
--------------------------------------------------------------------------------
Transportation                                                              3.4%
--------------------------------------------------------------------------------
Other                                                                      12.6%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           29%
A                                                                            18%
BBB                                                                           9%
BB or Lower                                                                   1%
N/R                                                                           9%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.053
Jul                                                                        0.053
Aug                                                                        0.053
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                         0.06
Jan                                                                         0.06
Feb                                                                         0.06
Mar                                                                         0.06
Apr                                                                         0.06
May                                                                         0.06

COMMON SHARE PRICE PERFORMANCE - WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $     11.88
                                                                           11.96
                                                                           11.62
                                                                         11.6499
                                                                           11.85
                                                                          11.888
                                                                           11.94
                                                                         11.8897
                                                                           11.88
                                                                         12.1572
                                                                           12.35
                                                                           12.35
                                                                           12.64
                                                                            12.7
                                                                         12.7001
                                                                           12.95
                                                                          13.052
                                                                           13.14
                                                                          13.163
                                                                            13.1
                                                                           12.55
                                                                           12.79
                                                                           12.89
                                                                          12.897
                                                                           12.71
                                                                           12.43
                                                                            12.7
                                                                           13.15
                                                                           12.95
                                                                            12.9
                                                                         12.7999
                                                                           12.98
                                                                         13.0465
                                                                           13.25
                                                                           13.44
                                                                            13.4
                                                                           13.33
                                                                            13.5
                                                                           13.22
                                                                            13.2
                                                                           14.19
                                                                           14.34
                                                                           13.45
                                                                          13.755
                                                                           13.86
                                                                            13.9
                                                                           13.64
                                                                              14
                                                                           14.65
                                                                           14.05
                                                                           13.98
                                                                          13.653
                                                                              14
5/31/10                                                                       14

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

14 Nuveen Investments

NNC Performance OVERVIEW | Nuveen North Carolina Premium Income Municipal Fund as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   36%
AA                                                                           31%
A                                                                            28%
BBB                                                                           3%
N/R                                                                           2%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.059
Oct                                                                        0.059
Nov                                                                        0.059
Dec                                                                        0.062
Jan                                                                        0.062
Feb                                                                        0.062
Mar                                                                        0.062
Apr                                                                        0.062
May                                                                        0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $     12.66
                                                                          12.802
                                                                           12.64
                                                                         12.7295
                                                                           12.92
                                                                              13
                                                                         13.0701
                                                                         12.9999
                                                                           13.34
                                                                           13.26
                                                                           13.45
                                                                           13.59
                                                                           13.78
                                                                           13.93
                                                                         14.1366
                                                                          14.365
                                                                           14.61
                                                                            14.4
                                                                           14.67
                                                                         15.0495
                                                                           14.43
                                                                            14.6
                                                                            14.3
                                                                           14.76
                                                                           14.86
                                                                         14.6599
                                                                           14.79
                                                                           14.95
                                                                           15.15
                                                                            14.9
                                                                           14.69
                                                                          14.301
                                                                           14.26
                                                                           14.42
                                                                           14.48
                                                                           14.75
                                                                          14.995
                                                                           15.05
                                                                           14.91
                                                                         14.7817
                                                                         15.1076
                                                                           15.02
                                                                         14.9165
                                                                            14.9
                                                                           15.28
                                                                           15.38
                                                                           15.75
                                                                         15.7999
                                                                           15.43
                                                                              15
                                                                           15.39
                                                                           15.14
                                                                           15.37
5/31/10                                                                    15.37

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.37
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 14.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.42%
--------------------------------------------------------------------------------
Market Yield                                                               4.84%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.30%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $93,570
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.81
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.08
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                         28.20%     12.24%
--------------------------------------------------------------------------------
5-Year                                                          2.83%      4.51%
--------------------------------------------------------------------------------
10-Year                                                         6.55%      7.15%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     25.9%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.1%
--------------------------------------------------------------------------------
Transportation                                                              8.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.0%
--------------------------------------------------------------------------------
Utilities                                                                   6.0%
--------------------------------------------------------------------------------
Other                                                                       8.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 15

NRB Performance OVERVIEW | Nuveen North Carolina Dividend Advantage Municipal Fund as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 16.15
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 15.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  5.83%
--------------------------------------------------------------------------------
Market Yield                                                               5.20%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.84%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $34,617
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.20
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.47
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                         19.40%     10.88%
--------------------------------------------------------------------------------
5-Year                                                          3.88%      5.20%
--------------------------------------------------------------------------------
Since
Inception                                                       6.38%     6.52%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            26.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.4%
--------------------------------------------------------------------------------
Health Care                                                                11.6%
--------------------------------------------------------------------------------
Utilities                                                                  11.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.3%
--------------------------------------------------------------------------------
Transportation                                                              7.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.0%
--------------------------------------------------------------------------------
Other                                                                       4.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   52%
AA                                                                           25%
A                                                                            16%
BBB                                                                           5%
N/R                                                                           2%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.062
Jul                                                                        0.062
Aug                                                                        0.062
Sep                                                                        0.068
Oct                                                                        0.068
Nov                                                                        0.068
Dec                                                                        0.069
Jan                                                                        0.069
Feb                                                                        0.069
Mar                                                                         0.07
Apr                                                                         0.07
May                                                                         0.07

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $   14.2499
                                                                           14.08
                                                                         13.7901
                                                                           14.26
                                                                           14.46
                                                                           15.12
                                                                            14.5
                                                                            14.3
                                                                           14.45
                                                                           14.15
                                                                          14.769
                                                                          14.858
                                                                           14.94
                                                                         15.3999
                                                                           15.28
                                                                            15.3
                                                                          15.606
                                                                           15.78
                                                                         16.1501
                                                                            16.3
                                                                            16.5
                                                                           16.45
                                                                           15.23
                                                                           15.78
                                                                           15.22
                                                                          15.965
                                                                            15.8
                                                                         16.1693
                                                                           16.22
                                                                           15.75
                                                                         15.5564
                                                                         15.8999
                                                                            16.2
                                                                           16.15
                                                                           16.08
                                                                         16.1298
                                                                          15.789
                                                                              16
                                                                           15.85
                                                                           15.62
                                                                           15.73
                                                                           15.77
                                                                         16.3399
                                                                           16.54
                                                                              17
                                                                            16.3
                                                                           16.47
                                                                            16.6
                                                                           16.86
                                                                          16.823
                                                                           16.63
                                                                            16.1
                                                                         16.1534
5/31/10                                                                  16.1534

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

16 Nuveen Investments

NNO Performance OVERVIEW | Nuveen North Carolina Dividend Advantage Municipal Fund 2 as of May 31, 2010

CREDIT QUALITY (as a % of total investments)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           32%
A                                                                            23%
BBB                                                                           5%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Jun                                                                  $    0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                        0.064
Oct                                                                        0.064
Nov                                                                        0.064
Dec                                                                        0.068
Jan                                                                        0.068
Feb                                                                        0.068
Mar                                                                        0.068
Apr                                                                        0.068
May                                                                        0.068

COMMON SHARE PRICE PERFORMANCE - WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $     13.57
                                                                         13.4391
                                                                           13.31
                                                                         13.3235
                                                                            13.3
                                                                           13.55
                                                                         13.7099
                                                                           13.75
                                                                           13.99
                                                                           14.04
                                                                         14.0622
                                                                           14.03
                                                                           14.34
                                                                           14.54
                                                                          14.845
                                                                           14.77
                                                                         15.3485
                                                                            15.1
                                                                              15
                                                                           15.12
                                                                            15.1
                                                                            14.9
                                                                           14.77
                                                                           15.45
                                                                           15.22
                                                                           15.24
                                                                           15.44
                                                                           15.33
                                                                           15.98
                                                                         15.1416
                                                                           14.95
                                                                           14.89
                                                                           15.36
                                                                           15.02
                                                                           15.02
                                                                           15.47
                                                                         15.5328
                                                                         15.5375
                                                                         15.5399
                                                                           15.16
                                                                           15.48
                                                                         15.4499
                                                                           15.69
                                                                           15.93
                                                                           16.28
                                                                            16.1
                                                                           17.04
                                                                           16.56
                                                                           16.52
                                                                           15.85
                                                                         16.2001
                                                                           15.75
                                                                           15.73
5/31/10                                                                    15.73

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.73
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 15.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.24%
--------------------------------------------------------------------------------
Market Yield                                                               5.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.83%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $56,590
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.72
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.88
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                         21.86%     11.11%
--------------------------------------------------------------------------------
5-Year                                                          4.71%      4.71%
--------------------------------------------------------------------------------
Since
Inception                                                       6.17%      6.24%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.7%
--------------------------------------------------------------------------------
Health Care                                                                16.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.3%
--------------------------------------------------------------------------------
Transportation                                                             13.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.8%
--------------------------------------------------------------------------------
Utilities                                                                   6.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             5.4%
--------------------------------------------------------------------------------
Other                                                                       4.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0023 per share.

(3) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

                                                           Nuveen Investments 17

NII Performance OVERVIEW | Nuveen North Carolina Dividend Advantage Municipal Fund 3 as of May 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 15.86
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 14.75
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.53%
--------------------------------------------------------------------------------
Market Yield                                                               4.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.53%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $58,054
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.93
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.46
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                         22.76%     10.95%
--------------------------------------------------------------------------------
5-Year                                                          5.65%      4.92%
--------------------------------------------------------------------------------
Since
Inception                                                        5.91%     5.55%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            22.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.1%
--------------------------------------------------------------------------------
Utilities                                                                  12.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.2%
--------------------------------------------------------------------------------
Transportation                                                              7.9%
--------------------------------------------------------------------------------
Health Care                                                                 7.8%
--------------------------------------------------------------------------------
Other                                                                       7.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   42%
AA                                                                           32%
A                                                                            17%
BBB                                                                           7%
N/R                                                                           2%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $    0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                        0.062
Oct                                                                        0.062
Nov                                                                        0.062
Dec                                                                        0.066
Jan                                                                        0.066
Feb                                                                        0.066
Mar                                                                        0.066
Apr                                                                        0.066
May                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

6/01/09                                                              $   13.5887
                                                                           13.44
                                                                           13.53
                                                                           13.46
                                                                           13.56
                                                                           13.83
                                                                           14.35
                                                                            13.5
                                                                           13.71
                                                                           13.63
                                                                         13.7999
                                                                           13.74
                                                                              14
                                                                         14.7401
                                                                           14.45
                                                                         14.3528
                                                                            14.5
                                                                         14.7901
                                                                           15.24
                                                                            14.9
                                                                            14.9
                                                                            14.8
                                                                           14.85
                                                                         14.7501
                                                                           14.68
                                                                           15.46
                                                                           15.25
                                                                           15.35
                                                                            15.5
                                                                           14.93
                                                                          15.245
                                                                         15.1167
                                                                              15
                                                                           14.95
                                                                          14.821
                                                                           14.89
                                                                          14.922
                                                                         15.0499
                                                                           15.05
                                                                           15.05
                                                                           15.26
                                                                           14.95
                                                                         14.9001
                                                                         14.9776
                                                                            15.2
                                                                           15.45
                                                                         15.7112
                                                                          15.978
                                                                         16.2599
                                                                            15.8
                                                                          16.015
                                                                           15.62
                                                                           15.86
5/31/10                                                                    15.86

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest of Standard & Poor's Group, Moody's Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

18 Nuveen Investments

    NPG | Shareholder Meeting Report
    NZX |
    NKG |

          The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NNC, NRB, NNO, NPG and NKG was subsequently adjourned to January 12, 2010; the meeting for NRB, NNO and NKG was additionally adjourned to March 23, 2010. The meeting for NRB and NNO was additionally adjourned to March 30, 2010.

                                                         NPG                          NZX                            NKG
------------------------------------------------------------------------------------------------------------------------------------
                                            Common and                     Common and                     Common and
                                             Preferred       Preferred      Preferred      Preferred       Preferred      Preferred
                                         shares voting   shares voting  shares voting  shares voting   shares voting  shares voting
                                              together        together       together       together        together       together
                                            as a class      as a class     as a class     as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                       1,741,008             554             --             --       2,259,048            594
   Against                                     109,320               2             --             --         101,183             30
   Abstain                                      36,269              --             --             --          76,936              2
   Broker Non-Votes                            390,366              --             --             --         861,496             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --       3,298,663            626
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                       1,743,799             554             --             --       2,269,993            594
   Against                                     106,637               2             --             --          96,748             30
   Abstain                                      36,161              --             --             --          70,426              2
   Broker Non-Votes                            390,366              --             --             --         861,496             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --       3,298,663            626
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                       1,730,015             544             --             --              --             --
   Against                                     113,456              12             --             --              --             --
   Abstain                                      43,126              --             --             --              --             --
   Broker Non-Votes                            390,366              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --              --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                       1,722,085             544             --             --              --             --
   Against                                     128,200              12             --             --              --             --
   Abstain                                      36,312              --             --             --              --             --
   Broker Non-Votes                            390,366              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --              --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                       1,719,440             546             --             --              --             --
   Against                                     118,855              10             --             --              --             --
   Abstain                                      48,302              --             --             --              --             --
   Broker Non-Votes                            390,366              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --              --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                       1,716,239             546             --             --              --             --
   Against                                     127,166              10             --             --              --             --
   Abstain                                      43,192              --             --             --              --             --
   Broker Non-Votes                            390,366              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963             556             --             --              --             --
====================================================================================================================================

                                                           Nuveen Investments 19

NZX |
NKG |

                                                        NPG                            NZX                           NKG
------------------------------------------------------------------------------------------------------------------------------------
                                            Common and                     Common and                     Common and
                                             Preferred       Preferred      Preferred      Preferred       Preferred      Preferred
                                         shares voting   shares voting  shares voting  shares voting   shares voting  shares voting
                                              together        together       together       together        together       together
                                            as a class      as a class     as a class     as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
Robert P. Bremner
   For                                       2,157,036              --      1,634,661             --       3,187,250             --
   Withhold                                    119,927              --         29,303             --         103,417             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963              --      1,663,964             --       3,290,667             --
====================================================================================================================================
Jack B. Evans
   For                                       2,157,986              --      1,636,936             --       3,186,450             --
   Withhold                                    118,977              --         27,028             --         104,217             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     2,276,963              --      1,663,964             --       3,290,667             --
====================================================================================================================================
William C. Hunter
   For                                              --             534             --            242              --            454
   Withhold                                         --              22             --             22              --             65
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --             556             --            264              --            519
====================================================================================================================================
William J. Schneider
   For                                              --             534             --            242              --            454
   Withhold                                         --              22             --             22              --             65
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --             556             --            264              --            519
====================================================================================================================================

20 Nuveen Investments

NNC |
NRB |
NNO |

                                                         NNC                          NRB                             NNO
------------------------------------------------------------------------------------------------------------------------------------
                                            Common and                     Common and                     Common and
                                             Preferred       Preferred      Preferred      Preferred       Preferred      Preferred
                                         shares voting   shares voting  shares voting  shares voting   shares voting  shares voting
                                              together        together       together       together        together       together
                                            as a class      as a class     as a class     as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                              --              --      1,237,586            161       2,005,807           288
   Against                                          --              --         46,435              3          71,936             3
   Abstain                                          --              --         66,364             --         135,658            --
   Broker Non-Votes                                 --              --        220,586            180         419,427           210
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --      1,570,971            344       2,632,828           501
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                              --              --      1,255,314            161       2,007,290           288
   Against                                          --              --         43,410              3          67,892             1
   Abstain                                          --              --         51,661             --         138,219             2
   Broker Non-Votes                                 --              --        220,586            180         419,427           210
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --      1,570,971            344       2,632,828           501
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                              --              --             --             --              --             --
   Against                                          --              --             --             --              --             --
   Abstain                                          --              --             --             --              --             --
   Broker Non-Votes                                 --              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --             --             --              --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                              --              --             --             --              --             --
   Against                                          --              --             --             --              --             --
   Abstain                                          --              --             --             --              --             --
   Broker Non-Votes                                 --              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --             --             --              --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                              --              --             --             --              --             --
   Against                                          --              --             --             --              --             --
   Abstain                                          --              --             --             --              --             --
   Broker Non-Votes                                 --              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --             --             --              --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                              --              --             --             --              --             --
   Against                                          --              --             --             --              --             --
   Abstain                                          --              --             --             --              --             --
   Broker Non-Votes                                 --              --             --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --              --             --             --              --             --
====================================================================================================================================

                                                           Nuveen Investments 21

NRB |
NNO |

                                                        NNC                            NRB                           NNO
------------------------------------------------------------------------------------------------------------------------------------
                                            Common and                     Common and                     Common and
                                             Preferred       Preferred      Preferred      Preferred       Preferred     Preferred
                                         shares voting   shares voting  shares voting  shares voting   shares voting shares voting
                                              together        together       together       together        together      together
                                            as a class      as a class     as a class     as a class      as a class    as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
Robert P. Bremner
   For                                       5,555,532              --      1,500,149             --       2,440,165             --
   Withhold                                    163,794              --         70,495             --         191,136             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     5,719,326              --      1,570,644             --       2,631,301             --
====================================================================================================================================
Jack B. Evans
   For                                       5,550,847              --      1,501,149             --       2,433,951             --
   Withhold                                    168,479              --         69,495             --         197,350             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     5,719,326              --      1,570,644             --       2,631,301             --
====================================================================================================================================
William C. Hunter
   For                                              --             651             --            295              --            409
   Withhold                                         --              54             --             22              --             40
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --             705             --            317              --            449
====================================================================================================================================
William J. Schneider
   For                                              --             651             --            295              --            394
   Withhold                                         --              54             --             22              --             55
------------------------------------------------------------------------------------------------------------------------------------
   Total                                            --             705             --            317              --            449
====================================================================================================================================

22 Nuveen Investments

NII |

                                                                 NII
--------------------------------------------------------------------------------
                                                      Common and
                                                       Preferred      Preferred
                                                   shares voting  shares voting
                                                        together       together
                                                      as a class     as a class
--------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE
SECURITIES.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES FOR THE
FUND.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO COMMODITIES.
   For                                                        --             --
   Against                                                    --             --
   Abstain                                                    --             --
   Broker Non-Votes                                           --             --
--------------------------------------------------------------------------------
   Total                                                      --             --
================================================================================

                                                           Nuveen Investments 23

                                                                NII
--------------------------------------------------------------------------------
                                                      Common and
                                                       Preferred      Preferred
                                                   shares voting  shares voting
                                                        together       together
                                                      as a class     as a class
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
Robert P. Bremner
   For                                                 3,552,027             --
   Withhold                                              173,793             --
--------------------------------------------------------------------------------
   Total                                               3,725,820             --
================================================================================
Jack B. Evans
   For                                                 3,550,401             --
   Withhold                                              175,419             --
--------------------------------------------------------------------------------
   Total                                               3,725,820             --
================================================================================
William C. Hunter
   For                                                        --            413
   Withhold                                                   --             39
--------------------------------------------------------------------------------
   Total                                                      --            452
================================================================================
William J. Schneider
   For                                                        --            413
   Withhold                                                   --             39
--------------------------------------------------------------------------------
   Total                                                      --            452
================================================================================

24 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the "Funds"), as of May 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2010, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
July 27, 2010

                                                           Nuveen Investments 25

NPG | Nuveen Georgia Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 1.6% (1.0% OF TOTAL INVESTMENTS)
$         1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00            BBB   $       873,760
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 23.8% (15.8% OF TOTAL
                     INVESTMENTS)
            750   Athens Housing Authority, Georgia, Student Housing Lease          6/19 at 100.00            Aa2           799,448
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2009, 5.250%, 6/15/35
          1,000   Athens-Clarke County Unified Government Development              12/12 at 100.00            N/R         1,035,960
                     Authority, Georgia, Educational Facilities Revenue Bonds,
                     UGAREF CCRC Building LLC Project, Series 2002, 5.000%,
                     12/15/16 - AMBAC Insured
          2,800   Atlanta Development Authority, Georgia, Educational               7/17 at 100.00             A1         2,834,888
                     Facilities Revenue Bonds, Science Park LLC Project, Series
                     2007, 5.000%, 7/01/39
          1,550   Bulloch County Development Authority, Georgia, Student            8/14 at 100.00             A1         1,635,188
                     Housing and Athletic Facility Lease Revenue Bonds, Georgia
                     Southern University, Series 2004, 5.250%, 8/01/21 -
                     SYNCORA GTY Insured
            700   Carrollton Payroll Development Authority, Georgia, Student        9/14 at 100.00             A1           730,653
                     Housing Revenue Bonds, University of West Georgia, Series
                     2004A, 5.000%, 9/01/21 - SYNCORA GTY Insured
          1,535   Fulton County Development Authority, Georgia, Revenue Bonds,      5/14 at 100.00            Aa3         1,724,496
                     Georgia Tech Molecular Science Building, Series 2004,
                     5.250%, 5/01/15 - NPFG Insured
            150   Georgia Higher Education Facilities Authority, Revenue Bonds,     6/18 at 100.00             A2           167,405
                     USG Real Estate Foundation I LLC Project, Series 2008,
                     6.000%, 6/15/28
                  Private Colleges and Universities Authority, Georgia, Revenue
                  Bonds, Emory University, Series 2009B, Trust 3404:
            270      16.758%, 9/01/32 (IF)                                          9/19 at 100.00             AA           354,116
            430      16.785%, 9/01/35 (IF)                                          9/19 at 100.00             AA           546,109
          1,180   Savannah Economic Development Authority, Georgia, Revenue         7/15 at 100.00             A2         1,226,114
                     Bonds, Armstrong Atlantic State University, Compass Point
                     LLC Project, Series 2005, 5.000%, 7/01/25 - SYNCORA GTY
                     Insured
          1,490   Savannah Economic Development Authority, Georgia, Revenue        12/15 at 100.00             A3         1,514,362
                     Bonds, Armstrong Center LLC, Series 2005A, 5.000%,
                     12/01/34 - SYNCORA GTY Insured
            500   Savannah Economic Development Authority, Georgia, Revenue         7/12 at 100.00            Aa3           512,595
                     Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,355   Total Education and Civic Organizations                                                                13,081,334
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 26.9% (17.8% OF TOTAL INVESTMENTS)
            500   Clark County Hospital Authority, Georgia, Hospital Revenue        1/17 at 100.00            Aa1           517,275
                     Bonds, Athens Regional Medical Center, Series 2007,
                     5.000%, 1/01/27 - NPFG Insured
          2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue       1/12 at 101.00            Aa1         2,021,880
                     Certificates, Athens Regional Medical Center, Series 2002,
                     5.125%, 1/01/32 - NPFG Insured
            900   Coffee County Hospital Authority, Georgia, Revenue Bonds,        12/14 at 100.00           BBB-           899,181
                     Coffee County Regional Medical Center, Series 2004,
                     5.250%, 12/01/22
          3,000   Floyd County Hospital Authority, Georgia, Revenue                 7/12 at 101.00            Aa2         3,058,440
                     Anticipation Certificates, Floyd Medical Center Project,
                     Series 2002, 5.200%, 7/01/32 - NPFG Insured
          1,090   Floyd County Hospital Authority, Georgia, Revenue                 7/13 at 101.00            Aa2         1,138,778
                     Anticipation Certificates, Floyd Medical Center, Series
                     2003, 5.000%, 7/01/19 - NPFG Insured
                  Gainesville and Hall County Hospital Authority, Georgia,
                  Revenue Anticipation Certificates, Northeast Georgia Health
                  Services Inc., Series 2010B:
            300      5.125%, 2/15/40                                                  No Opt. Call             A+           293,481
          1,700      5.250%, 2/15/45                                                2/41 at 100.00             A+         1,662,668
          1,060   Henry County Hospital Authority, Georgia, Revenue                 7/14 at 101.00            Aa1         1,109,852
                     Certificates, Henry Medical Center, Series 2004, 5.000%,
                     7/01/20 - NPFG Insured
            900   Houston County Hospital Authority, Georgia, Revenue Bonds,       10/17 at 100.00             A2           896,184
                     Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
            225   Macon-Bibb County Hospital Authority, Georgia, Revenue            8/19 at 100.00             AA           226,798
                     Anticipation Certificates, Medical Center of Central
                     Georgia Inc., Series 2009, 5.000%, 8/01/35

26 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           400   Medical Center Hospital Authority, Georgia, Revenue               8/11 at 100.00              A   $       409,048
                     Anticipation Certificates, Columbus Regional Healthcare
                     System, Inc. Project, Series 1999, 6.100%, 8/01/14 - NPFG
                     Insured
            770   Royston Hospital Authority, Georgia, Revenue Anticipation         7/11 at 100.00            N/R           771,101
                     Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                     6.700%, 7/01/16
          1,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St.          1/14 at 100.00           Baa1           993,410
                     Joseph's/Candler Health System, Series 2003, 5.250%,
                     7/01/23 - RAAI Insured
            800   Valdosta and Lowndes County Hospital Authority, Georgia,         10/17 at 100.00             A+           779,512
                     Revenue Certificates, South Georgia Medical Center, Series
                     2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         14,645   Total Health Care                                                                                      14,777,608
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)
          1,000   Cobb County Development Authority, Georgia, Student Housing       7/17 at 100.00           Baa2           903,630
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)
            900   Georgia Housing and Finance Authority, Single Family Mortgage    12/11 at 100.00            AAA           910,116
                     Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)
          1,000   Richmond County Development Authority, Georgia, Environmental     2/11 at 101.00            BBB         1,011,640
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 18.9% (12.5% OF TOTAL INVESTMENTS)
            540   Cherokee County Resource Recovery Development Authority,          7/17 at 100.00            AA+           536,015
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                     AMBAC Insured (Alternative Minimum Tax)
          2,215   Decatur, Georgia, General Obligation Bonds, Series 2007,          1/17 at 100.00            AAA         2,370,626
                     5.000%, 1/01/31 - AGM Insured
            905   Georgia Municipal Association Inc., Certificates of               5/19 at 100.00            AAA           959,237
                     Participation, Riverdale Public Purpose Project, Series
                     2009, 5.375%, 5/01/32 - AGC Insured
            100   Georgia State, General Obligation Bonds, Series 2007E,            8/17 at 100.00            AAA           111,474
                     5.000%, 8/01/24
            210   Georgia State, General Obligation Bonds, Series 2009B,            1/19 at 100.00            AAA           235,427
                     5.000%, 1/01/26
          1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%,            No Opt. Call            AAA         1,166,400
                     7/01/15
          1,800   Gwinnett County School District, Georgia, General Obligation      2/18 at 100.00            AAA         1,916,010
                     Bonds, Series 2008, 5.000%, 2/01/36 (UB)
          2,500   Paulding County School District, Georgia, General Obligation      2/17 at 100.00            AA+         2,600,450
                     Bonds, Series 2007, 5.000%, 2/01/33
            500   Wayne County Hospital Authority, Georgia, Hospital Revenue        3/16 at 100.00            N/R           480,930
                     Bonds, Series 2006, 5.000%, 3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,770   Total Tax Obligation/General                                                                           10,376,569
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 20.4% (13.5% OF TOTAL INVESTMENTS)
                  Atlanta, Georgia, Tax Allocation Bonds Atlanta Station
                  Project, Series 2007:
             70      5.250%, 12/01/19                                                 No Opt. Call            AAA            76,504
            420      5.000%, 12/01/23 - AGC Insured                                12/17 at 100.00            AAA           438,476
            225   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,           No Opt. Call             A-           242,327
                     Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
             50   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,         7/15 at 100.00             A-            51,480
                     Series 2005B, 5.400%, 1/01/20
          2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb           1/14 at 100.00            AAA         2,187,980
                     County, Georgia, Revenue Bonds, Performing Arts Center,
                     Series 2004, 5.000%, 1/01/22
          3,860   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,      10/19 at 100.00              A         4,180,998
                     Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                     NPFG Insured
          2,600   Macon-Bibb County Urban Development Authority, Georgia,           8/12 at 101.00             AA         2,850,068
                     Revenue Refunding Bonds, Public Facilities Projects,
                     Series 2002A, 5.375%, 8/01/17
          1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales        No Opt. Call            Aa2         1,200,940
                     Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20
                     - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,225   Total Tax Obligation/Limited                                                                           11,228,773
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.7% (3.1% OF TOTAL INVESTMENTS)
$           215   Atlanta, Georgia, Airport General Revenue Bonds, Series           7/10 at 101.00             A+   $       216,677
                     2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum
                     Tax)
          2,290   Atlanta, Georgia, Airport General Revenue Bonds, Series           1/15 at 100.00            AAA         2,384,142
                     2004G, 5.000%, 1/01/26 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,505   Total Transportation                                                                                    2,600,819
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 18.1% (12.0% OF TOTAL INVESTMENTS) (4)
            735   Coweta County Development Authority, Georgia, Revenue Bonds,      1/13 at 100.00        N/R (4)           816,012
                     Newnan Water and Sewer, and Light Commission Project,
                     Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC
                     Insured
          2,665   Coweta County Water and Sewer Authority, Georgia, Revenue         6/11 at 102.00            AAA         2,846,646
                     Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)
            500   DeKalb County, Georgia, Water and Sewerage Revenue Bonds,        10/10 at 101.00            AAA           513,110
                     Series 2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10)
          1,750   Gainesville and Hall County Hospital Authority, Georgia,          5/11 at 100.00        N/R (4)         1,832,040
                     Revenue Anticipation Certificates, Northeast Georgia
                     Health Services Inc., Series 2001, 5.500%, 5/15/31
                     (Pre-refunded 5/15/11)
             25   Georgia Municipal Electric Authority, Senior Lien General         1/17 at 100.00         A+ (4)            28,505
                     Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20
                     (Pre-refunded 1/01/17) - FGIC Insured
          1,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%,          8/12 at 100.00            AAA         1,093,880
                     8/01/16 (Pre-refunded 8/01/12)
          2,550   Gwinnett County Hospital Authority, Georgia, Revenue              2/12 at 102.00            Aaa         2,803,241
                     Anticipation Certificates, Gwinnett Hospital System Inc.
                     Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded
                     2/14/12) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,225   Total U.S. Guaranteed                                                                                   9,933,434
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 9.9% (6.6% OF TOTAL INVESTMENTS)
          1,000   Georgia Municipal Electric Authority, General Power Revenue       1/17 at 100.00              A         1,050,310
                     Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - NPFG
                     Insured
            975   Georgia Municipal Electric Authority, Senior Lien General           No Opt. Call             A+         1,094,896
                     Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC
                     Insured
          1,000   Municipal Electric Authority of Georgia, Combustion Turbine      11/13 at 100.00             A1         1,068,920
                     Revenue Bonds, Series 2003A, 5.000%, 11/01/20 - NPFG
                     Insured
          1,000   Municipal Electric Authority of Georgia, Project One              1/13 at 100.00              A         1,040,910
                     Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
                     1/01/22 - NPFG Insured
          1,200   Virgin Islands Water and Power Authority, Electric System         7/17 at 100.00           BBB-         1,205,640
                     Revenue Bonds, Series 2007B, 5.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
          5,175   Total Utilities                                                                                         5,460,676
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 21.6% (14.3% OF TOTAL INVESTMENTS)
          1,225   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series     11/14 at 100.00            AAA         1,265,156
                     2004, 5.000%, 11/01/24 - AGM Insured
          2,490   Cherokee County Water and Sewerage Authority, Georgia,            8/18 at 100.00            AAA         2,610,665
                     Revenue Bonds, Series 2001, 5.000%, 8/01/35 - AGM Insured
            335   Coweta County Water and Sewer Authority, Georgia, Revenue         6/11 at 102.00            AAA           351,753
                     Bonds, Series 2001, 5.250%, 6/01/26
                  Coweta County Water and Sewer Authority, Georgia, Revenue
                  Bonds, Series 2007:
            500      5.000%, 6/01/32                                                6/18 at 100.00            Aa2           525,230
            150      5.000%, 6/01/37                                                6/18 at 100.00            Aa2           156,225
            890   Douglasville-Douglas County Water and Sewer Authority,            6/17 at 100.00            Aa2           924,897
                     Georgia, Water and Sewer Revenue Bonds, Series 2007,
                     5.000%, 6/01/37 - NPFG Insured
            750   Forsyth County Water and Sewerage Authority, Georgia, Revenue     4/17 at 100.00            AAA           777,187
                     Bonds, Series 2007, 5.000%, 4/01/37 - AGM Insured
          1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,         1/14 at 100.00            Aa2         2,054,597
                     Series 2004, 5.000%, 1/01/22 - FGIC Insured
          1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding           No Opt. Call            AAA         1,202,089
                     Bonds, Series 1996, 6.000%, 12/01/21 - AGM Insured
          1,000   Unified Government of Athens-Clarke County, Georgia, Water        1/19 at 100.00            Aa2         1,087,649
                     and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38

28 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           890   Walton County Water and Sewerage Authority, Georgia, Revenue      2/18 at 100.00            Aa2   $       922,057
                     Bonds, The Oconee-Hard Creek Reservoir Project, Series
                     2008, 5.000%, 2/01/38 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,180   Total Water and Sewer                                                                                  11,877,505
------------------------------------------------------------------------------------------------------------------------------------
$        78,980   Total Investments (cost $79,615,332) - 150.9%                                                          83,035,864
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.2)%                                                                     (1,190,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (51.5%) (5)                                    (28,340,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.8%                                                                    1,512,090
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    55,017,954
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.1%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 29

NZX | Nuveen Georgia Dividend Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 28.8% (19.3% OF TOTAL
                     INVESTMENTS)
$         1,000   Athens Housing Authority, Georgia, Student Housing Lease         12/12 at 100.00            Aa2   $     1,100,510
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2002, 5.250%, 12/01/21 - AMBAC Insured
            500   Athens Housing Authority, Georgia, Student Housing Lease          6/19 at 100.00            Aa2           532,965
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2009, 5.250%, 6/15/35
          1,200   Atlanta Development Authority, Georgia, Educational               7/17 at 100.00             A1         1,214,952
                     Facilities Revenue Bonds, Science Park LLC Project, Series
                     2007, 5.000%, 7/01/39
          1,475   Bulloch County Development Authority, Georgia, Student            8/14 at 100.00             A1         1,562,674
                     Housing and Athletic Facility Lease Revenue Bonds, Georgia
                     Southern University, Series 2004, 5.250%, 8/01/20 -
                     SYNCORA GTY Insured
          1,620   Bulloch County Development Authority, Georgia, Student            8/12 at 100.00             A1         1,708,160
                     Housing Lease Revenue Bonds, Georgia Southern University,
                     Series 2002, 5.000%, 8/01/20 - AMBAC Insured
          1,000   Fulton County Development Authority, Georgia, Revenue Bonds,      4/12 at 100.00            N/R         1,018,460
                     Georgia Tech Athletic Association, Series 2001, 5.000%,
                     10/01/20 - AMBAC Insured
                  Private Colleges and Universities Authority, Georgia, Revenue
                  Bonds, Emory University, Series 2009B, Trust 3404:
            145      16.758%, 9/01/32 (IF)                                          9/19 at 100.00             AA           190,173
            230      16.785%, 9/01/35 (IF)                                          9/19 at 100.00             AA           292,105
            750   Savannah Economic Development Authority, Georgia, Revenue         7/12 at 100.00            Aa3           774,773
                     Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,920   Total Education and Civic Organizations                                                                 8,394,772
------------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 2.0% (1.4% OF TOTAL INVESTMENTS)
            650   Virgin Islands Public Finance Authority, Revenue Bonds,           1/15 at 100.00           Baa3           598,488
                     Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 27.2% (18.3% OF TOTAL INVESTMENTS)
            150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,        6/10 at 100.00            BB+           150,023
                     Oconee Regional Medical Center, Series 1997, 5.250%,
                     12/01/12
            190   Baldwin County Hospital Authority, Georgia, Revenue Bonds,        6/10 at 101.00            BB+           159,482
                     Oconee Regional Medical Center, Series 1998, 5.375%,
                     12/01/28
            500   Clark County Hospital Authority, Georgia, Hospital Revenue        1/17 at 100.00            Aa1           517,275
                     Bonds, Athens Regional Medical Center, Series 2007,
                     5.000%, 1/01/27 - NPFG Insured
          1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue       1/12 at 101.00            Aa1         1,033,800
                     Certificates, Athens Regional Medical Center, Series 2002,
                     5.375%, 1/01/19 - NPFG Insured
            500   Coffee County Hospital Authority, Georgia, Revenue Bonds,        12/14 at 100.00           BBB-           499,545
                     Coffee County Regional Medical Center, Series 2004,
                     5.250%, 12/01/22
            600   Gainesville and Hall County Hospital Authority, Georgia,          2/41 at 100.00             A+           586,824
                     Revenue Anticipation Certificates, Northeast Georgia
                     Health Services Inc., Series 2010B, 5.250%, 2/15/45
            500   Henry County Hospital Authority, Georgia, Revenue                 7/14 at 101.00            Aa1           523,515
                     Certificates, Henry Medical Center, Series 2004, 5.000%,
                     7/01/20 - NPFG Insured
            500   Houston County Hospital Authority, Georgia, Revenue Bonds,       10/17 at 100.00             A2           497,880
                     Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
            300   Macon-Bibb County Hospital Authority, Georgia, Revenue            8/19 at 100.00             AA           302,397
                     Anticipation Certificates, Medical Center of Central
                     Georgia Inc., Series 2009, 5.000%, 8/01/35
                  Royston Hospital Authority, Georgia, Revenue Anticipation
                  Certificates, Ty Cobb Healthcare System Inc., Series 1999:
            200      6.700%, 7/01/16                                                7/11 at 100.00            N/R           200,286
            250      6.500%, 7/01/27                                                7/10 at 101.00            N/R           230,855
            500   Savannah Hospital Authority, Georgia, Revenue Bonds, St.          1/14 at 100.00           Baa1           496,705
                     Joseph's/Candler Health System, Series 2003, 5.250%,
                     7/01/23 - RAAI Insured

30 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         2,000   Valdosta and Lowndes County Hospital Authority, Georgia,         10/12 at 101.00             A+   $     2,012,620
                     Revenue Certificates, South Georgia Medical Center, Series
                     2002, 5.250%, 10/01/27 - AMBAC Insured
            750   Valdosta and Lowndes County Hospital Authority, Georgia,         10/17 at 100.00             A+           730,793
                     Revenue Certificates, South Georgia Medical Center, Series
                     2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
          7,940   Total Health Care                                                                                       7,942,000
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.1% (0.7% OF TOTAL INVESTMENTS)
            350   Cobb County Development Authority, Georgia, Student Housing       7/17 at 100.00           Baa2           316,271
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 12.6% (8.4% OF TOTAL INVESTMENTS)
            650   Georgia Housing and Finance Authority, Single Family Mortgage    12/11 at 100.00            AAA           657,306
                     Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                     Minimum Tax)
          1,000   Georgia Housing and Finance Authority, Single Family Mortgage    12/15 at 100.00            AAA           989,250
                     Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative
                     Minimum Tax)
          2,000   Georgia Housing and Finance Authority, Single Family Mortgage    12/11 at 100.00            AAA         2,023,280
                     Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,650   Total Housing/Single Family                                                                             3,669,836
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 3.5% (2.3% OF TOTAL INVESTMENTS)
          1,000   Cartersville Development Authority, Georgia, Waste and            2/12 at 100.00           BBB+         1,013,650
                     Wastewater Facilities Revenue Refunding Bonds, Anheuser
                     Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)
            250   Medical Center Hospital Authority, Georgia, Revenue Bonds,          No Opt. Call            N/R           253,438
                     Spring Harbor at Green Island, Series 2007, 5.000%,
                     7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)
             20   Richmond County Development Authority, Georgia, Environmental    11/13 at 100.00            BBB            19,739
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)
            600   Richmond County Development Authority, Georgia, Environmental     2/12 at 101.00            BBB           603,318
                     Improvement Revenue Refunding Bonds, International Paper
                     Company, Series 2002A, 6.000%, 2/01/25 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            620   Total Materials                                                                                           623,057
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 13.7% (9.2% OF TOTAL INVESTMENTS)
            360   Cherokee County Resource Recovery Development Authority,          7/17 at 100.00            AA+           357,343
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                     AMBAC Insured (Alternative Minimum Tax)
            200   Decatur, Georgia, General Obligation Bonds, Series 2007,          1/17 at 100.00            AAA           214,052
                     5.000%, 1/01/31 - AGM Insured
            250   Georgia Municipal Association Inc., Certificates of               5/19 at 100.00            AAA           265,180
                     Participation, Riverdale Public Purpose Project, Series
                     2009, 5.500%, 5/01/38 - AGC Insured
            700   Georgia State, General Obligation Bonds, Series 2007E,            8/17 at 100.00            AAA           780,318
                     5.000%, 8/01/24
            100   Georgia State, General Obligation Bonds, Series 2009B,            1/19 at 100.00            AAA           112,108
                     5.000%, 1/01/26
            500   Georgia, General Obligation Bonds, Series 2005B, 5.000%,            No Opt. Call            AAA           583,200
                     7/01/15
          1,000   Gwinnett County School District, Georgia, General Obligation      2/18 at 100.00            AAA         1,064,450
                     Bonds, Series 2008, 5.000%, 2/01/36 (UB)
            600   Paulding County School District, Georgia, General Obligation      2/17 at 100.00            AA+           624,108
                     Bonds, Series 2007, 5.000%, 2/01/33
------------------------------------------------------------------------------------------------------------------------------------
          3,710   Total Tax Obligation/General                                                                            4,000,759
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 10.2% (6.9% OF TOTAL INVESTMENTS)
             40   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station           12/17 at 100.00            AAA            41,760
                     Project, Series 2007, 5.000%, 12/01/23 - AGC Insured
            500   Atlanta, Georgia, Tax Allocation Bonds, Beltline Project            No Opt. Call            N/R           510,290
                     Series 2008B. Remarketed, 7.375%, 1/01/31

                                                           Nuveen Investments 31

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           115   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,           No Opt. Call             A-   $       123,856
                     Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                  Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                  Series 2005B:
            300      5.400%, 1/01/20                                                7/15 at 100.00             A-           308,877
             75      5.600%, 1/01/30                                                7/15 at 100.00             A-            75,292
            215   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes           1/16 at 100.00            N/R           191,888
                     Project, Series 2006, 5.500%, 1/01/31
             65   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,      10/19 at 100.00              A            70,405
                     Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                     NPFG Insured
          1,525   Macon-Bibb County Urban Development Authority, Georgia,           8/12 at 101.00             AA         1,659,490
                     Revenue Refunding Bonds, Public Facilities Projects,
                     Series 2002A, 5.000%, 8/01/14
------------------------------------------------------------------------------------------------------------------------------------
          2,835   Total Tax Obligation/Limited                                                                            2,981,858
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 3.5% (2.3% OF TOTAL INVESTMENTS)
          1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,        7/10 at 101.00             A+         1,012,590
                     Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 21.6% (14.5% OF TOTAL INVESTMENTS) (4)
          1,500   Coweta County Development Authority, Georgia, Revenue Bonds,      1/13 at 100.00        N/R (4)         1,665,330
                     Newnan Water and Sewer, and Light Commission Project,
                     Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC
                     Insured
          1,250   Gainesville and Hall County Hospital Authority, Georgia,          5/11 at 100.00        N/R (4)         1,308,600
                     Revenue Anticipation Certificates, Northeast Georgia
                     Health Services Inc., Series 2001, 5.500%, 5/15/31
                     (Pre-refunded 5/15/11)
            730   Georgia, General Obligation Bonds, Series 2002D, 5.000%,          8/12 at 100.00            AAA           798,532
                     8/01/18 (Pre-refunded 8/01/12)
          1,100   Gwinnett County Hospital Authority, Georgia, Revenue              2/12 at 102.00            Aaa         1,209,241
                     Anticipation Certificates, Gwinnett Hospital System Inc.
                     Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded
                     2/14/12) - NPFG Insured
          1,200   Private Colleges and Universities Authority, Georgia, Revenue    10/11 at 102.00       Baa2 (4)         1,307,028
                     Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                     (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------
          5,780   Total U.S. Guaranteed                                                                                   6,288,731
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 1.9% (1.3% OF TOTAL INVESTMENTS)
            500   Municipal Electric Authority of Georgia, Combustion Turbine      11/13 at 100.00             A1           555,720
                     Revenue Bonds, Series 2003A, 5.250%, 11/01/15 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 19.9% (13.4% OF TOTAL INVESTMENTS)
          1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series     11/14 at 100.00            AAA         1,239,336
                     2004, 5.000%, 11/01/24 - AGM Insured
            625   Cherokee County Water and Sewerage Authority, Georgia,            8/18 at 100.00            AAA           655,288
                     Revenue Bonds, Series 2001, 5.000%, 8/01/35 - AGM Insured
            350   Coweta County Water and Sewer Authority, Georgia, Revenue         6/18 at 100.00            Aa2           364,525
                     Bonds, Series 2007, 5.000%, 6/01/37
            890   Douglasville-Douglas County Water and Sewer Authority,            6/17 at 100.00            Aa2           924,896
                     Georgia, Water and Sewer Revenue Bonds, Series 2007,
                     5.000%, 6/01/37 - NPFG Insured
            375   Forsyth County Water and Sewerage Authority, Georgia, Revenue     4/17 at 100.00            AAA           388,593
                     Bonds, Series 2007, 5.000%, 4/01/37 - AGM Insured

32 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,         1/14 at 100.00            Aa2   $       526,819
                     Series 2004, 5.000%, 1/01/22 - FGIC Insured
          1,395   Macon Water Authority, Georgia, Water and Sewer Revenue          10/11 at 101.00            Aa1         1,476,593
                     Bonds, Series 2001B, 5.000%, 10/01/21
            230   Walton County Water and Sewerage Authority, Georgia, Revenue      2/18 at 100.00            Aa2           238,284
                     Bonds, The Oconee-Hard Creek Reservoir Project, Series
                     2008, 5.000%, 2/01/38 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,565   Total Water and Sewer                                                                                   5,814,334
------------------------------------------------------------------------------------------------------------------------------------
$        41,770   Total Investments (cost $42,041,084) - 149.0%                                                          43,465,504
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.3)%                                                                       (660,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (49.1)% (5)                                    (14,340,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.4%                                                                      713,680
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    29,179,184
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 33

NKG | Nuveen Georgia Dividend Advantage Municipal Fund 2
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)
$         2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00            BBB   $     1,747,520
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 17.8% (11.9% OF TOTAL
                     INVESTMENTS)
          2,500   Athens Housing Authority, Georgia, Student Housing Lease         12/12 at 100.00            Aa2         2,538,200
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2002, 5.000%, 12/01/33 - AMBAC Insured
            500   Athens Housing Authority, Georgia, Student Housing Lease          6/19 at 100.00            Aa2           532,965
                     Revenue Bonds, UGAREF East Campus Housing LLC Project,
                     Series 2009, 5.250%, 6/15/35
          1,225   Athens-Clarke County Unified Government Development Authority,   12/12 at 100.00            N/R         1,256,568
                     Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                     Building LLC Project, Series 2002, 5.000%, 12/15/18 - AMBAC
                     Insured
          3,000   Atlanta Development Authority, Georgia, Educational Facilities    7/17 at 100.00             A1         3,037,380
                     Revenue Bonds, Science Park LLC Project, Series 2007,
                     5.000%, 7/01/39
          2,000   Fulton County Development Authority, Georgia, Revenue Bonds,     11/13 at 100.00            Aa3         2,045,360
                     Georgia Tech - Klaus Parking and Family Housing, Series
                     2003, 5.000%, 11/01/23 - NPFG Insured
          1,050   Fulton County Development Authority, Georgia, Revenue Bonds,      2/12 at 100.00             A2         1,056,626
                     TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                     AMBAC Insured
                  Private Colleges and Universities Authority, Georgia, Revenue
                  Bonds, Emory University, Series 2009B, Trust 3404:
            315      16.758%, 9/01/32 (IF)                                          9/19 at 100.00             AA           413,135
            490      16.785%, 9/01/35 (IF)                                          9/19 at 100.00             AA           622,310
------------------------------------------------------------------------------------------------------------------------------------
         11,080   Total Education and Civic Organizations                                                                11,502,544
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 28.2% (18.9% OF TOTAL INVESTMENTS)
            150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,        6/10 at 100.00            BB+           150,023
                     Oconee Regional Medical Center, Series 1997, 5.250%,
                     12/01/12
                  Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                  Oconee Regional Medical Center, Series 1998:
             40      5.250%, 12/01/22                                              12/10 at 100.00            BB+            35,764
            550      5.375%, 12/01/28                                               6/10 at 101.00            BB+           461,659
                  Coffee County Hospital Authority, Georgia, Revenue Bonds,
                  Coffee County Regional Medical Center, Series 2004:
            185      5.000%, 12/01/19                                              12/14 at 100.00           BBB-           185,087
          1,000      5.250%, 12/01/22                                              12/14 at 100.00           BBB-           999,090
          1,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation    7/12 at 101.00            Aa2         1,019,480
                     Certificates, Floyd Medical Center Project, Series 2002,
                     5.200%, 7/01/32 - NPFG Insured
                  Gainesville and Hall County Hospital Authority, Georgia,
                  Revenue Anticipation Certificates, Northeast Georgia Health
                  Services Inc., Series 2010B:
            700      5.125%, 2/15/40                                                  No Opt. Call             A+           684,789
          1,645      5.250%, 2/15/45                                                2/41 at 100.00             A+         1,608,876
          1,140   Houston County Hospital Authority, Georgia, Revenue Bonds,       10/17 at 100.00             A2         1,135,166
                     Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
            450   Macon-Bibb County Hospital Authority, Georgia, Revenue            8/19 at 100.00             AA           453,596
                     Anticipation Certificates, Medical Center of Central
                     Georgia Inc., Series 2009, 5.000%, 8/01/35
                  Newnan Hospital Authority, Georgia, Revenue Anticipation
                  Certificates, Newnan Hospital Inc., Series 2002:
          2,260      5.500%, 1/01/19 - NPFG Insured                                 1/13 at 100.00            Aa3         2,521,685
          3,020      5.500%, 1/01/20 - NPFG Insured                                 1/13 at 100.00            Aa3         3,369,686
                  Royston Hospital Authority, Georgia, Revenue Anticipation
                  Certificates, Ty Cobb Healthcare System Inc., Series 1999:
            350      6.700%, 7/01/16                                                7/11 at 100.00            N/R           350,501
            650      6.500%, 7/01/27                                                7/10 at 101.00            N/R           600,223
          2,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St.          1/14 at 100.00           Baa1         1,986,820
                     Joseph's/Candler Health System, Series 2003, 5.250%,
                     7/01/23 - RAAI Insured

34 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation    12/12 at 101.00            Aa3   $     1,968,690
                     Bonds, Tift Regional Medical Center, Series 2002, 5.250%,
                     12/01/19 - AMBAC Insured
            750   Valdosta and Lowndes County Hospital Authority, Georgia,         10/17 at 100.00             A+           730,793
                     Revenue Certificates, South Georgia Medical Center, Series
                     2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         17,835   Total Health Care                                                                                      18,261,928
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.7% (3.1% OF TOTAL INVESTMENTS)
             25   Cobb County Development Authority, Georgia, Student Housing       7/17 at 100.00           Baa2            22,591
                     Revenue Bonds, KSU Village II Real Estate Foundation LLC
                     Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
                  Savannah Economic Development Authority, Georgia, GNMA
                  Collateralized Multifamily Housing Revenue Bonds, Snap
                  I-II-III Apartments, Series 2002A:
            500      5.150%, 11/20/22 (Alternative Minimum Tax)                    11/12 at 102.00            AAA           512,635
            980      5.200%, 11/20/27 (Alternative Minimum Tax)                    11/12 at 102.00            AAA           999,963
          1,465      5.250%, 11/20/32 (Alternative Minimum Tax)                    11/12 at 102.00            AAA         1,487,136
------------------------------------------------------------------------------------------------------------------------------------
          2,970   Total Housing/Multifamily                                                                               3,022,325
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.5% (0.3% OF TOTAL INVESTMENTS)
            170   Georgia Housing and Finance Authority, Single Family Mortgage    12/15 at 100.00            AAA           159,307
                     Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative
                     Minimum Tax)
            150   Georgia Housing and Finance Authority, Single Family Mortgage     6/11 at 100.00            AAA           153,441
                     Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            320   Total Housing/Single Family                                                                               312,748
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 3.3% (2.2% OF TOTAL INVESTMENTS)
          2,190   Cobb County Development Authority, Georgia, Solid Waste           4/16 at 101.00            BBB         2,125,986
                     Disposal Revenue Bonds, Georgia Waste Management Project,
                     Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)
            250   Medical Center Hospital Authority, Georgia, Revenue Bonds,          No Opt. Call            N/R           253,438
                     Spring Harbor at Green Island, Series 2007, 5.000%,
                     7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.5% (1.7% OF TOTAL INVESTMENTS)
          1,000   Richmond County Development Authority, Georgia, Environmental     2/11 at 101.00            BBB         1,011,640
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
            250   Richmond County Development Authority, Georgia, Environmental     2/12 at 101.00            BBB           251,383
                     Improvement Revenue Refunding Bonds, International Paper
                     Company, Series 2002A, 6.000%, 2/01/25 (Alternative
                     Minimum Tax)
            370   Savannah Economic Development Authority, Georgia, Pollution         No Opt. Call           Baa3           394,331
                     Control Revenue Bonds, Union Camp Corporation, Series
                     1995, 6.150%, 3/01/17
------------------------------------------------------------------------------------------------------------------------------------
          1,620   Total Materials                                                                                         1,657,354
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 26.6% (17.8% OF TOTAL INVESTMENTS)
            600   Cherokee County Resource Recovery Development Authority,          7/17 at 100.00            AA+           595,572
                     Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                     Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                     AMBAC Insured (Alternative Minimum Tax)
            900   Decatur, Georgia, General Obligation Bonds, Series 2007,          1/17 at 100.00            AAA           963,234
                     5.000%, 1/01/31 - AGM Insured
          1,000   Forsyth County, Georgia, General Obligation Bonds, Series         3/14 at 101.00            Aaa         1,129,350
                     2004, 5.250%, 3/01/19
            915   Georgia Municipal Association Inc., Certificates of               5/19 at 100.00            AAA           970,559
                     Participation, Riverdale Public Purpose Project, Series
                     2009, 5.500%, 5/01/38 - AGC Insured
          1,700   Georgia State, General Obligation Bonds, Series 2007E,            8/17 at 100.00            AAA         1,895,058
                     5.000%, 8/01/24
          1,645   Georgia State, General Obligation Bonds, Series 2009B,            1/19 at 100.00            AAA         1,844,177
                     5.000%, 1/01/26
            750   Georgia, General Obligation Bonds, Series 1998D, 5.250%,            No Opt. Call            AAA           887,700
                     10/01/15
          1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%,            No Opt. Call            AAA         1,166,400
                     7/01/15
          2,100   Gwinnett County School District, Georgia, General Obligation      2/18 at 100.00            AAA         2,235,345
                     Bonds, Series 2008, 5.000%, 2/01/36 (UB)
            250   La Grange-Troup County Hospital Authority, Georgia, Revenue       7/18 at 100.00            Aa2           257,553
                     Anticipation Certificates, Series 2008A, 5.500%, 7/01/38

                                                           Nuveen Investments 35

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
                  Oconee County, Georgia, General Obligation Bonds, Recreation
                  Project, Series 2003:
$         1,410      5.500%, 1/01/23 - AMBAC Insured                                1/13 at 101.00            Aa2   $     1,538,014
          1,470      5.250%, 1/01/26 - AMBAC Insured                                1/13 at 101.00            Aa2         1,560,140
          1,200   Paulding County School District, Georgia, General Obligation      2/17 at 100.00            AA+         1,248,216
                     Bonds, Series 2007, 5.000%, 2/01/33
            950   Wayne County Hospital Authority, Georgia, Hospital Revenue        3/16 at 100.00            N/R           913,767
                     Bonds, Series 2006, 5.000%, 3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
         15,890   Total Tax Obligation/General                                                                           17,205,085
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 13.4% (8.9% OF TOTAL INVESTMENTS)
                  Atlanta, Georgia, Tax Allocation Bonds Atlanta Station
                  Project, Series 2007:
              5      5.250%, 12/01/21                                                 No Opt. Call            AAA             5,383
            620      5.000%, 12/01/23 - AGC Insured                                12/17 at 100.00            AAA           647,274
          1,000   Atlanta, Georgia, Tax Allocation Bonds, Beltline Project            No Opt. Call            N/R         1,020,580
                     Series 2008B, Remarketed, 7.375%, 1/01/31
            110   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,           No Opt. Call             A-           118,471
                     Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                  Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                  Series 2005B:
            450      5.400%, 1/01/20                                                7/15 at 100.00             A-           463,316
            350      5.600%, 1/01/30                                                7/15 at 100.00             A-           351,362
            340   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes           1/16 at 100.00            N/R           303,450
                     Project, Series 2006, 5.500%, 1/01/31
                  Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,
                  Revenue Refunding Bonds, Series 1993:
            105      5.500%, 10/01/18 - NPFG Insured                                  No Opt. Call              A           115,939
          1,720      5.625%, 10/01/26 - NPFG Insured                               10/19 at 100.00              A         1,863,035
            750   Georgia Municipal Association Inc., Certificates of               6/12 at 101.00            N/R           761,933
                     Participation, Atlanta Court Project, Series 2002, 5.125%,
                     12/01/21 - AMBAC Insured
          2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales        No Opt. Call            Aa2         3,002,350
                     Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20
                     - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,950   Total Tax Obligation/Limited                                                                            8,653,093
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 5.0% (3.4% OF TOTAL INVESTMENTS)
          3,195   Atlanta, Georgia, Airport General Revenue Refunding Bonds,        1/11 at 100.50             A+         3,237,845
                     Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 10.4% (7.0% OF TOTAL INVESTMENTS) (4)
          1,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series       10/12 at 100.00            AAA         1,104,370
                     2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) - AGM
                     Insured
          1,000   Cherokee County School System, Georgia, General Obligation        8/13 at 100.00        AA+ (4)         1,123,950
                     Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13)
                     - NPFG Insured
                  DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                  Series 2000:
          1,000      5.125%, 10/01/31 (Pre-refunded 10/01/10)                      10/10 at 101.00            AAA         1,026,220
            900      5.375%, 10/01/35 (Pre-refunded 10/01/10)                      10/10 at 101.00            AAA           924,363
          1,305   Gainesville and Hall County Hospital Authority, Georgia,          5/11 at 100.00        N/R (4)         1,366,178
                     Revenue Anticipation Certificates, Northeast Georgia
                     Health Services Inc., Series 2001, 5.500%, 5/15/31
                     (Pre-refunded 5/15/11)
          1,100   Private Colleges and Universities Authority, Georgia, Revenue    10/11 at 102.00       Baa2 (4)         1,198,109
                     Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                     (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------
          6,305   Total U.S. Guaranteed                                                                                   6,743,190
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 4.8% (3.2% OF TOTAL INVESTMENTS)
          1,000   Elberton, Georgia, Combined Utility System Revenue Refunding      1/12 at 100.00             A3         1,043,220
                     and Improvement Bonds, Series 2001, 5.000%, 1/01/22 -
                     AMBAC Insured
          1,000   Georgia Municipal Electric Authority, General Power Revenue       1/17 at 100.00              A         1,050,310
                     Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - NPFG
                     Insured
          1,000   Municipal Electric Authority of Georgia, Project One              1/13 at 100.00              A         1,040,910
                     Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
                     1/01/22 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          3,000   Total Utilities                                                                                         3,134,440
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 29.2% (19.5% OF TOTAL INVESTMENTS)
                  Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series
                  2004:
$           500      5.250%, 11/01/15 - AGM Insured                                11/14 at 100.00            AAA   $       554,595
            700      5.000%, 11/01/37 - AGM Insured                                11/14 at 100.00            AAA           705,215
          3,500   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series       10/12 at 100.00            AAA         3,585,190
                     2002, 5.000%, 10/01/27 - AGM Insured
          1,990   Cherokee County Water and Sewerage Authority, Georgia,            8/18 at 100.00            AAA         2,086,435
                     Revenue Bonds, Series 2001, 5.000%, 8/01/35 - AGM Insured
                  Coweta County Water and Sewer Authority, Georgia, Revenue
                  Bonds, Series 2007:
            500      5.000%, 6/01/32                                                6/18 at 100.00            Aa2           525,230
            500      5.000%, 6/01/37                                                6/18 at 100.00            Aa2           520,750
          1,000   Douglasville-Douglas County Water and Sewer Authority,           12/15 at 100.00            Aa2         1,051,270
                     Georgia, Water and Sewer Revenue Bonds, Series 2005,
                     5.000%, 6/01/29 - NPFG Insured
            445   Douglasville-Douglas County Water and Sewer Authority,            6/17 at 100.00            Aa2           462,448
                     Georgia, Water and Sewer Revenue Bonds, Series 2007,
                     5.000%, 6/01/37 - NPFG Insured
          4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue     4/13 at 100.00            Aaa         4,165,839
                     Bonds, Series 2002, 5.000%, 4/01/32
            375   Forsyth County Water and Sewerage Authority, Georgia, Revenue     4/17 at 100.00            AAA           388,593
                     Bonds, Series 2007, 5.000%, 4/01/37 - AGM Insured
            950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,         7/10 at 100.00            Aa2           953,476
                     Series 1998, 5.000%, 1/01/16 - FGIC Insured
          3,100   Harris County, Georgia, Water System Revenue Bonds, Series       12/12 at 100.00            N/R         3,189,465
                     2002, 5.000%, 12/01/22 - AMBAC Insured
            685   Walton County Water and Sewerage Authority, Georgia, Revenue      2/18 at 100.00            Aa2           709,673
                     Bonds, The Oconee-Hard Creek Reservoir Project, Series
                     2008, 5.000%, 2/01/38 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
         18,245   Total Water and Sewer                                                                                  18,898,179
------------------------------------------------------------------------------------------------------------------------------------
$        92,850   Total Investments (cost $93,933,803) - 149.5%                                                          96,755,675
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.2)%                                                                     (1,395,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (49.9)% (5)                                    (32,265,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.6%                                                                    1,625,233
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    64,720,908
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NNC | Nuveen North Carolina Premium Income Municipal Fund
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 21.4% (14.1% OF TOTAL
                     INVESTMENTS)
$         2,500   North Carolina Capital Facilities Financing Agency, Revenue      10/15 at 100.00            AA+   $     2,591,650
                     Bonds, Duke University, Series 2005A, 5.000%, 10/01/41
                     (UB)
            970   North Carolina Capital Facilities Financing Agency, Revenue       4/13 at 100.00            N/R           975,898
                     Bonds, Johnson and Wales University, Series 2003A, 5.250%,
                     4/01/23 - SYNCORA GTY Insured
          2,285   North Carolina State University at Raleigh, General Revenue      10/13 at 100.00            Aa1         2,553,145
                     Bonds, Series 2003A, 5.000%, 10/01/15
          1,530   University of North Carolina System, Pooled Revenue Bonds,          No Opt. Call              A         1,719,781
                     Series 2005A, 5.000%, 4/01/15 - AMBAC Insured
            120   University of North Carolina System, Pooled Revenue Refunding    10/12 at 100.00            N/R           127,528
                     Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured
                  University of North Carolina Wilmington, Certificates of
                  Participation, Student Housing Project Revenue Bonds, Series
                  2006:
          1,430      5.000%, 6/01/23 - FGIC Insured                                 6/16 at 100.00              A         1,509,765
          1,505      5.000%, 6/01/24 - FGIC Insured                                 6/16 at 100.00              A         1,578,113
                  University of North Carolina, Chapel Hill, System Net Revenue
                  Bonds, Series 2003:
          2,380      5.000%, 12/01/19                                              12/13 at 100.00            Aaa         2,558,095
          2,725      5.000%, 12/01/21                                              12/13 at 100.00            Aaa         2,990,933
          1,500      5.000%, 12/01/23                                              12/13 at 100.00            Aaa         1,640,520
          1,675   University of North Carolina, Wilmington, General Revenue         1/12 at 101.00             A1         1,805,499
                     Bonds, Series 2002A, 5.000%, 1/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         18,620   Total Education and Civic Organizations                                                                20,050,927
------------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)
          1,500   Virgin Islands Public Finance Authority, Revenue Bonds,           1/14 at 100.00           Baa3         1,517,925
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 22.4% (14.7% OF TOTAL INVESTMENTS)
          1,145   Albemarle Hospital Authority, North Carolina, Health Care        10/17 at 100.00            N/R         1,050,812
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
          2,300   Charlotte-Mecklenberg Hospital Authority, North Carolina,         1/18 at 100.00            AA-         2,318,722
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47
          1,000   Johnston Memorial Hospital Authority, North Carolina,             4/18 at 100.00            AAA         1,033,010
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - AGM Insured
            225   New Hanover County, North Carolina, Hospital Revenue Bonds,      10/19 at 100.00            AAA           233,354
                     New Hanover Regional Medical Center, Series 2006B, 5.125%,
                     10/01/31 - AGM Insured
            920   North Carolina Medical Care Commission, Health Care              10/14 at 100.00            AAA           952,642
                     Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%,
                     10/01/38 - AGC Insured
          2,000   North Carolina Medical Care Commission, Healthcare Facilities    11/13 at 100.00             A+         2,081,560
                     Revenue Bonds, Novant Health Obligated Group, Series
                     2003A, 5.000%, 11/01/19
          2,000   North Carolina Medical Care Commission, Healthcare Facilities    10/10 at 100.00           BBB+         2,003,120
                     Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                     6.375%, 10/01/29
                  North Carolina Medical Care Commission, Healthcare Facilities
                  Revenue Bonds, Union Regional Medical Center, Series 2002A:
          1,000      5.500%, 1/01/19                                                1/12 at 100.00             A+         1,018,540
            550      5.500%, 1/01/20                                                1/12 at 100.00             A+           558,839
          1,750      5.375%, 1/01/32                                                1/12 at 100.00             A+         1,753,465
          3,000   North Carolina Medical Care Commission, Hospital Revenue          6/12 at 101.00              A         2,959,980
                     Bonds, Southeastern Regional Medical Center, Series 2002,
                     5.375%, 6/01/32
          1,500   North Carolina Medical Care Commission, Hospital Revenue         11/17 at 100.00             A-         1,459,125
                     Bonds, Wilson Medical Center, Series 2007, 5.000%,
                     11/01/27
          1,395   North Carolina Medical Care Commission, Revenue Bonds, Blue       1/15 at 100.00              A         1,398,334
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured

38 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
                  North Carolina Medical Care Commission, Revenue Bonds,
                  Cleveland County Healthcare System, Series 2004A:
$           600      5.250%, 7/01/20 - AMBAC Insured                                7/14 at 100.00              A   $       619,338
            500      5.250%, 7/01/22 - AMBAC Insured                                7/14 at 100.00              A           513,100
            300   Northern Hospital District of Surry County, North Carolina,       4/18 at 100.00            BBB           305,922
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
            660   Onslow County Hospital Authority, North Carolina, FHA Insured    10/16 at 100.00              A           667,458
                     Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                     Series 2006, 5.000%, 4/01/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         20,845   Total Health Care                                                                                      20,927,321
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.6% (3.0% OF TOTAL INVESTMENTS)
          1,000   Asheville Housing Authority, North Carolina,                     11/10 at 100.00            AAA         1,000,530
                     GNMA-Collateralized Multifamily Housing Revenue Bonds,
                     Woodridge Apartments, Series 1997, 5.800%, 11/20/39
                     (Alternative Minimum Tax)
          2,290   Mecklenburg County, North Carolina, FNMA Multifamily Housing      7/13 at 105.00            AAA         2,358,746
                     Revenue Bonds, Little Rock Apartments, Series 2003,
                     5.375%, 1/01/36 (Alternative Minimum Tax)
          1,000   North Carolina Capital Facilities Financing Agency, Housing       6/13 at 100.00            N/R           928,200
                     Revenue Bonds, Elizabeth City State University, Series
                     2003A, 5.000%, 6/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,290   Total Housing/Multifamily                                                                               4,287,476
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 6.2% (4.1% OF TOTAL INVESTMENTS)
            945   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA           945,284
                     Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                     AMBAC Insured (Alternative Minimum Tax)
          2,000   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA         2,002,020
                     Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29
                     (Alternative Minimum Tax)
          1,000   North Carolina Housing Finance Agency, Home Ownership Revenue     1/17 at 100.00             AA           977,430
                     Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                     Minimum Tax)
            825   North Carolina Housing Finance Agency, Home Ownership Revenue     7/16 at 100.00             AA           810,389
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                     Tax)
          1,115   North Carolina Housing Finance Agency, Single Family Revenue      9/10 at 100.00             AA         1,117,765
                     Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          5,885   Total Housing/Single Family                                                                             5,852,888
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.4% (0.2% OF TOTAL INVESTMENTS)
            375   North Carolina Medical Care Commission, Revenue Bonds, Pines      1/16 at 100.00            N/R           349,879
                     at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 0.5% (0.3% OF TOTAL INVESTMENTS)
            500   Columbus County Industrial Facilities and Pollution Control       3/17 at 100.00            BBB           433,165
                     Financing Authority, North Carolina, Environmental
                     Improvement Revenue Bonds, International Paper Company
                     Project, Series 2007A, 4.625%, 3/01/27
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 11.6% (7.7% OF TOTAL INVESTMENTS)
          1,890   Craven County, North Carolina, General Obligation Bonds,          5/12 at 101.00             AA         2,066,148
                     Series 2002, 5.000%, 5/01/21 - AMBAC Insured
          4,285   Durham County, North Carolina, General Obligation Bonds,          4/12 at 100.00            AAA         4,630,200
                     Series 2002B, 5.000%, 4/01/16
          1,820   Durham, North Carolina, General Obligation Bonds, Series          4/17 at 100.00            AAA         2,061,605
                     2007, 5.000%, 4/01/21
          2,000   Wake County, North Carolina, Limited Obligation Bonds, Series     1/20 at 100.00            AA+         2,121,120
                     2010, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
          9,995   Total Tax Obligation/General                                                                           10,879,073
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 39.4% (25.9% OF TOTAL INVESTMENTS)
          1,330   Cabarrus County, North Carolina, Certificates of                  2/13 at 100.00             AA         1,438,994
                     Participation, Series 2002, 5.250%, 2/01/17
          1,800   Catawba County, North Carolina, Certificates of                   6/14 at 100.00            Aa2         1,906,632
                     Participation, Series 2004, 5.250%, 6/01/21 - NPFG Insured
          1,700   Charlotte, North Carolina, Certificates of Participation,         6/13 at 100.00            AA+         1,787,533
                     Governmental Facilities Projects, Series 2003G, 5.375%,
                     6/01/26
          1,400   Charlotte, North Carolina, Certificates of Participation,         6/19 at 100.00            AA+         1,468,278
                     Nascar Hall of Fame, Series 2009C, 5.000%, 6/01/39

                                                           Nuveen Investments 39

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           950   Charlotte, North Carolina, Certificates of Participation,         6/18 at 100.00            AA+   $       994,650
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
          1,500   Charlotte, North Carolina, Certificates of Participation,         6/13 at 100.00            AA+         1,539,330
                     Transit Projects, Series 2003A, 5.000%, 6/01/33
                  Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                  Series 2002:
          1,050      5.250%, 6/01/20                                                6/12 at 101.00            AAA         1,142,799
          1,750      5.000%, 6/01/25                                                6/12 at 101.00            AAA         1,877,033
          1,400   Craven County, North Carolina, Certificates of Participation,     6/17 at 100.00            AA-         1,464,792
                     Series 2007, 5.000%, 6/01/27 - NPFG Insured
          1,000   Davidson County, North Carolina, Certificates of                    No Opt. Call            Aa3         1,121,430
                     Participation, Series 2004, 5.250%, 6/01/14 - AMBAC
                     Insured
            750   Harnett County, North Carolina, Certificates of                   6/19 at 100.00            AAA           795,773
                     Participation, Series 2009, 5.000%, 6/01/28 - AGC Insured
                  Lee County, North Carolina, Certificates of Participation,
                  Public Schools and Community College, Series 2004:
          1,715      5.250%, 4/01/18 - AGM Insured                                  4/14 at 100.00            AAA         1,858,820
            500      5.250%, 4/01/20 - AGM Insured                                  4/14 at 100.00            AAA           534,885
          1,000      5.250%, 4/01/22 - AGM Insured                                  4/14 at 100.00            AAA         1,060,320
            200   Mecklenburg County, North Carolina, Certificates of                 No Opt. Call            AA+           214,376
                     Participation, Series 2009A, 5.000%, 2/01/27
          2,600   North Carolina Infrastructure Finance Corporation,                2/15 at 100.00            AA+         2,856,334
                     Certificates of Participation, Capital Improvements,
                     Series 2005A, 5.000%, 2/01/19
          1,500   North Carolina Infrastructure Finance Corporation,                2/14 at 100.00            AA+         1,607,865
                     Certificates of Participation, Correctional Facilities,
                     Series 2004A, 5.000%, 2/01/23
          1,500   North Carolina, Certificates of Participation, Repair and         6/14 at 100.00            AA+         1,602,735
                     Renovation Project, Series 2004B, 5.000%, 6/01/20
                  North Carolina, Certificates of Participation, Series 2003:
          1,130      5.250%, 6/01/21                                                6/13 at 100.00            AA+         1,222,310
          1,000      5.250%, 6/01/23                                                6/13 at 100.00            AA+         1,062,990
          2,000   Puerto Rico Highway and Transportation Authority, Grant           3/14 at 100.00             A+         2,033,020
                     Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 -
                     NPFG Insured
          3,675   Puerto Rico Sales Tax Financing Corporation, Sales Tax              No Opt. Call             A+           792,036
                     Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                     8/01/35
            285   Raleigh, North Carolina, Certificates of Participation,           2/17 at 100.00            AA+           303,254
                     Series 2007, 5.000%, 2/01/27
          1,000   Randolph County, North Carolina, Certificates of                  6/14 at 102.00            AAA         1,080,600
                     Participation, Series 2004, 5.000%, 6/01/20 - AGM Insured
          1,000   Rutherford County, North Carolina, Certificates of               12/17 at 100.00            AAA         1,060,970
                     Participation, Series 2007, 5.000%, 12/01/27 - AGM Insured
          1,950   Sampson County, North Carolina, Certificates of                   6/17 at 100.00            AAA         2,010,411
                     Participation, Series 2006, 5.000%, 6/01/34 - AGM Insured
                     (UB)
          1,200   Wilmington, North Carolina, Certificates of Participation,        6/18 at 100.00             AA         1,276,464
                     Series 2008A, 5.000%, 6/01/29
            700   Wilson County, North Carolina, Certificates of Participation,     4/17 at 100.00            Aa3           727,895
                     School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         37,585   Total Tax Obligation/Limited                                                                           36,842,529
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 12.5% (8.2% OF TOTAL INVESTMENTS)
          2,500   Charlotte, North Carolina, Airport Revenue Bonds, Charlotte       7/20 at 100.00             A+         2,557,600
                     Douglas International Refunding Series 2010A, 5.000%,
                     7/01/39
                  Charlotte, North Carolina, Airport Revenue Bonds, Series
                  2004A:
            600      5.250%, 7/01/24 - NPFG Insured                                 7/14 at 100.00             A+           642,996
          2,710      5.000%, 7/01/29 - NPFG Insured                                 7/14 at 100.00             A+         2,772,222
          1,020   North Carolina State Ports Authority, Port Facilities Revenue     2/20 at 100.00             A3         1,043,144
                     Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40
            600   North Carolina Turnpike Authority, Triangle Expressway System     1/19 at 100.00            AAA           646,278
                     Revenue Bonds, Series 2009A, 5.750%, 1/01/39 - AGC Insured

40 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION (continued)
$         4,230   North Carolina Turnpike Authority, Triangle Expressway System       No Opt. Call            AAA   $     1,193,495
                     Senior Lien Revenue Bonds, Series 2009B, 0.000%, 1/01/33 -
                     AGC Insured
            500   Piedmont Triad Airport Authority, North Carolina, Airport         7/15 at 100.00             A2           532,165
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                     Insured
          2,250   Raleigh Durham Airport Authority, North Carolina, Airport         5/11 at 101.00            Aa3         2,321,550
                     Revenue Bonds, Series 2001A, 5.250%, 11/01/16 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,410   Total Transportation                                                                                   11,709,450
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 11.7% (7.7% OF TOTAL INVESTMENTS) (4)
          1,530   North Carolina Medical Care Commission, Health System Revenue    10/11 at 101.00         AA (4)         1,642,134
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/31 (Pre-refunded 10/01/11)
            735   North Carolina Medical Care Commission, Revenue Bonds,           11/14 at 100.00        Aa3 (4)           849,682
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
          4,260   North Carolina Municipal Power Agency 1, Catawba Electric           No Opt. Call            AAA         4,908,670
                     Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)
            400   North Carolina, General Obligation Bonds, Series 2000A,           9/10 at 102.00            AAA           412,984
                     5.100%, 9/01/16 (Pre-refunded 9/01/10)
                  University of North Carolina System, Pooled Revenue Refunding
                  Bonds, Series 2002A:
            420      5.375%, 4/01/22 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)           465,053
            460      5.375%, 4/01/22 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)           508,548
          2,000   Winston-Salem, North Carolina, Water and Sewerage System          6/12 at 100.00            AAA         2,171,540
                     Revenue Bonds, Series 2002A, 5.000%, 6/01/18 (Pre-refunded
                     6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
          9,805   Total U.S. Guaranteed                                                                                  10,958,611
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 9.0% (6.0% OF TOTAL INVESTMENTS)
             25   North Carolina Eastern Municipal Power Agency, Power System       1/13 at 100.00             A-            26,747
                     Revenue Bonds, Series 2003C, 5.375%, 1/01/17
          3,000   North Carolina Eastern Municipal Power Agency, Power System       1/13 at 100.00             A-         3,220,500
                     Revenue Bonds, Series 2003F, 5.500%, 1/01/15
          1,000   North Carolina Eastern Municipal Power Agency, Power System       1/16 at 100.00             AA         1,069,790
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
                  North Carolina Eastern Municipal Power Agency, Power System
                  Revenue Refunding Bonds, Series 1993B:
             15      5.500%, 1/01/17 - FGIC Insured                                 7/10 at 100.00           Baa1            15,026
            105      5.500%, 1/01/21                                                7/10 at 100.00             A-           105,128
            165      6.000%, 1/01/22 - FGIC Insured                                   No Opt. Call           Baa1           193,520
            575   North Carolina Municipal Power Agency 1, Catawba Electric         1/19 at 100.00              A           595,689
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30
          2,000   North Carolina Municipal Power Agency 1, Catawba Electric         1/13 at 100.00              A         2,188,840
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
                     Insured
          1,000   Wake County Industrial Facilities and Pollution Control           2/12 at 101.00             A1         1,060,530
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
          7,885   Total Utilities                                                                                         8,475,770
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 10.6% (7.0% OF TOTAL INVESTMENTS)
          1,605   Broad River Water Authority, North Carolina, Water System         6/15 at 100.00             A2         1,643,440
                     Revenue Bonds, Series 2005, 5.000%, 6/01/20 - SYNCORA GTY
                     Insured
            500   Brunswick County, North Carolina, Enterprise System Revenue       4/18 at 100.00            AAA           524,760
                     Bonds, Series 2008A, 5.000%, 4/01/31 - AGM Insured
             50   Charlotte, North Carolina, Water and Sewerage System Revenue      6/11 at 101.00            AAA            51,975
                     Bonds, Series 2001, 5.125%, 6/01/26
          1,295   Greensboro, North Carolina, Combined Enterprise System            6/15 at 100.00            AAA         1,383,837
                     Revenue Bonds, Series 2005A, 5.000%, 6/01/26
                  Oak Island, North Carolina, Enterprise System Revenue Bonds,
                  Series 2009A:
            550      6.000%, 6/01/34 - AGC Insured                                  6/19 at 100.00            AAA           603,289
          1,000      6.000%, 6/01/36 - AGC Insured                                  6/19 at 100.00            AAA         1,092,279

                                                           Nuveen Investments 41

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           500   Onslow County, North Carolina, Combined Enterprise System         6/14 at 100.00              A   $       525,489
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                     Insured
          3,865   Winston-Salem, North Carolina, Water and Sewer System Revenue     6/17 at 100.00            AAA         4,068,994
                     Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
          9,365   Total Water and Sewer                                                                                   9,894,063
------------------------------------------------------------------------------------------------------------------------------------
$       141,060   Total Investments (cost $136,722,688) - 151.9%                                                        142,179,077
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (5.6)%                                                                     (5,195,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (26.0)% (5)                                    (24,300,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.7%                                                                    2,435,808
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (23.0)% (5)                                     (21,550,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    93,569,885
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.1% and 15.2%, respectively.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

42 Nuveen Investments

NRB | Nuveen North Carolina Dividend Advantage Municipal Fund
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 11.5% (7.1% OF TOTAL
                     INVESTMENTS)
$           380   North Carolina Capital Facilities Financing Agency, Revenue      10/11 at 100.00            AA+   $       387,885
                     Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
            125   North Carolina Capital Facilities Financing Agency, Revenue       9/11 at 101.00            N/R           132,731
                     Bonds, High Point University, Series 2001, 5.125%, 9/01/18
            520   University of North Carolina System, Pooled Revenue Refunding    10/12 at 100.00              A           560,123
                     Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured
          1,750   University of North Carolina, Chapel Hill, System Net Revenue     6/11 at 100.00            Aaa         1,812,213
                     Bonds, Series 2001A, 5.000%, 12/01/25
          1,000   University of North Carolina, Chapel Hill, System Net Revenue       No Opt. Call            Aaa         1,067,880
                     Bonds, Series 2002B, 5.000%, 12/01/11
------------------------------------------------------------------------------------------------------------------------------------
          3,775   Total Education and Civic Organizations                                                                 3,960,832
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 18.9% (11.6% OF TOTAL INVESTMENTS)
            555   Albemarle Hospital Authority, North Carolina, Health Care        10/17 at 100.00            N/R           433,128
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
            950   Charlotte-Mecklenberg Hospital Authority, North Carolina,         1/18 at 100.00            AA-           957,733
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47
            250   Johnston Memorial Hospital Authority, North Carolina,             4/18 at 100.00            AAA           258,253
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - AGM Insured
             30   New Hanover County, North Carolina, Hospital Revenue Bonds,      10/19 at 100.00            AAA            31,114
                     New Hanover Regional Medical Center, Series 2006B, 5.125%,
                     10/01/31 - AGM Insured
            280   North Carolina Medical Care Commission, Health Care              10/14 at 100.00            AAA           289,934
                     Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%,
                     10/01/38 - AGC Insured
          1,110   North Carolina Medical Care Commission, Healthcare Facilities     1/12 at 100.00             A+         1,146,230
                     Revenue Bonds, Union Regional Medical Center, Series
                     2002A, 5.250%, 1/01/15
            980   North Carolina Medical Care Commission, Healthcare Revenue       11/10 at 100.00             A+           980,686
                     Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26
          1,500   North Carolina Medical Care Commission, Hospital Revenue          6/12 at 101.00              A         1,517,025
                     Bonds, Southeastern Regional Medical Center, Series 2002,
                     5.250%, 6/01/22
            500   North Carolina Medical Care Commission, Hospital Revenue         11/17 at 100.00             A-           511,810
                     Bonds, Wilson Medical Center, Series 2007, 5.000%,
                     11/01/20
            250   North Carolina Medical Care Commission, Revenue Bonds, Blue       1/15 at 100.00              A           250,598
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured
            150   Northern Hospital District of Surry County, North Carolina,       4/18 at 100.00            BBB           152,961
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
------------------------------------------------------------------------------------------------------------------------------------
          6,555   Total Health Care                                                                                       6,529,472
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 4.4% (2.7% OF TOTAL INVESTMENTS)
            375   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA           375,113
                     Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                     AMBAC Insured (Alternative Minimum Tax)
            590   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA           590,301
                     Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                     (Alternative Minimum Tax)
            250   North Carolina Housing Finance Agency, Home Ownership Revenue     1/17 at 100.00             AA           244,358
                     Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                     Minimum Tax)
            330   North Carolina Housing Finance Agency, Home Ownership Revenue     7/16 at 100.00             AA           324,156
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,545   Total Housing/Single Family                                                                             1,533,928
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.8% (1.1% OF TOTAL INVESTMENTS)
                  North Carolina Medical Care Commission, Healthcare Facilities
                  Revenue Bonds, Presbyterian Homes, Series 2006:
            200      5.400%, 10/01/27                                              10/16 at 100.00            N/R           192,790
            300      5.500%, 10/01/31                                              10/16 at 100.00            N/R           279,666

                                                           Nuveen Investments 43

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE (continued)
$           150   North Carolina Medical Care Commission, Revenue Bonds, Pines      1/16 at 100.00            N/R   $       139,952
                     at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
            650   Total Long-Term Care                                                                                      612,408
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
            400   Columbus County Industrial Facilities and Pollution Control       3/17 at 100.00            BBB           346,532
                     Financing Authority, North Carolina, Environmental
                     Improvement Revenue Bonds, International Paper Company
                     Project, Series 2007A, 4.625%, 3/01/27
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 11.4% (7.0% OF TOTAL INVESTMENTS)
          1,000   Durham, North Carolina, General Obligation Bonds, Series          4/17 at 100.00            AAA         1,132,750
                  2007, 5.000%, 4/01/21 North Carolina, General Obligation
                  Bonds, Series 2004A:
          1,000      5.000%, 3/01/18                                                3/14 at 100.00            AAA         1,124,180
          1,000      5.000%, 3/01/22                                                3/14 at 100.00            AAA         1,101,200
            550   Wake County, North Carolina, Limited Obligation Bonds, Series     1/20 at 100.00            AA+           583,308
                     2010, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
          3,550   Total Tax Obligation/General                                                                            3,941,438
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 26.7% (16.4% OF TOTAL INVESTMENTS)
          1,400   Charlotte, North Carolina, Certificates of Participation,         6/13 at 100.00            AA+         1,472,086
                     Governmental Facilities Projects, Series 2003G, 5.375%,
                     6/01/26 (UB)
            200   Charlotte, North Carolina, Certificates of Participation,         6/19 at 100.00            AA+           209,754
                     Nascar Hall of Fame, Series 2009C, 5.000%, 6/01/39
            305   Charlotte, North Carolina, Certificates of Participation,         6/18 at 100.00            AA+           319,335
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
            160   Craven County, North Carolina, Certificates of Participation,     6/17 at 100.00            AA-           170,925
                     Series 2007, 5.000%, 6/01/23 - NPFG Insured
          1,870   Dare County, North Carolina, Certificates of Participation,      12/12 at 100.00            AA-         2,049,670
                     Series 2002, 5.250%, 6/01/15 - AMBAC Insured
          1,250   Davidson County, North Carolina, Certificates of                  6/14 at 100.00            Aa3         1,316,413
                     Participation, Series 2004, 5.250%, 6/01/21 - AMBAC
                     Insured
          1,390   Durham, North Carolina, Certificates of Participation, Series     6/15 at 100.00            AA+         1,449,951
                     2005B, 5.000%, 6/01/25
             50   Harnett County, North Carolina, Certificates of                   6/19 at 100.00            AAA            53,052
                     Participation, Series 2009, 5.000%, 6/01/28 - AGC Insured
            525   Puerto Rico Sales Tax Financing Corporation, Sales Tax              No Opt. Call             A+           113,148
                     Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                     8/01/35
            470   Raleigh, North Carolina, Certificates of Participation,           6/14 at 100.00            AA+           502,190
                     Downtown Improvement Project, Series 2004B, 5.000%,
                     6/01/20
            170   Raleigh, North Carolina, Certificates of Participation,           2/17 at 100.00            AA+           180,889
                     Series 2007, 5.000%, 2/01/27
            150   Rutherford County, North Carolina, Certificates of               12/17 at 100.00            AAA           159,146
                     Participation, Series 2007, 5.000%, 12/01/27 - AGM Insured
            700   Sampson County, North Carolina, Certificates of                   6/17 at 100.00            AAA           721,686
                     Participation, Series 2006, 5.000%, 6/01/34 - AGM Insured
                     (UB)
            250   Wilmington, North Carolina, Certificates of Participation,        6/18 at 100.00             AA           265,930
                     Series 2008A, 5.000%, 6/01/29
            250   Wilson County, North Carolina, Certificates of Participation,     4/17 at 100.00            Aa3           259,963
                     School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,140   Total Tax Obligation/Limited                                                                            9,244,138
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 11.9% (7.3% OF TOTAL INVESTMENTS)
          1,000   Charlotte, North Carolina, Airport Revenue Bonds, Charlotte       7/20 at 100.00             A+         1,023,040
                     Douglas International Refunding Series 2010A, 5.000%,
                     7/01/39
            360   North Carolina State Ports Authority, Port Facilities Revenue     2/20 at 100.00             A3           368,168
                     Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40
            250   North Carolina Turnpike Authority, Triangle Expressway System     1/19 at 100.00            AAA           269,283
                     Revenue Bonds, Series 2009A, 5.750%, 1/01/39 - AGC Insured

44 Nuveen Investments

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       >
                  TRANSPORTATION (continued)
$        2,170    North Carolina Turnpike Authority, Triangle Expressway System       No Opt. Call            AAA   $       576,265
                     Senior Lien Revenue Bonds, Series 2009B, 0.000%, 1/01/34 -
                     AGC Insured
           300    Piedmont Triad Airport Authority, North Carolina, Airport         7/15 at 100.00             A2           319,299
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                     Insured
         1,530    Raleigh Durham Airport Authority, North Carolina, Airport         5/11 at 101.00            Aa3         1,572,442
                     Revenue Bonds, Series 2001A, 5.250%, 11/01/18 - FGIC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,610    Total Transportation                                                                                    4,128,497
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 13.4% (8.3% OF TOTAL INVESTMENTS) (4)
           100    Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/15 at 100.00            AAA           115,274
                     Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                     System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                     1/15/15)
           500    Greensboro, North Carolina, Combined Enterprise System            6/11 at 101.00            AAA           529,050
                     Revenue Bonds, Series 2001A, 5.125%, 6/01/21 (Pre-refunded
                     6/01/11)
           620    North Carolina Capital Facilities Financing Agency, Revenue      10/11 at 100.00            AAA           658,508
                     Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
                     (Pre-refunded 10/01/11)
           800    North Carolina Medical Care Commission, Health System Revenue    10/11 at 101.00         AA (4)           858,632
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/31 (Pre-refunded 10/01/11)
           300    North Carolina Medical Care Commission, Revenue Bonds,           11/14 at 100.00        Aa3 (4)           346,809
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
                  University of North Carolina System, Pooled Revenue Refunding
                  Bonds, Series 2002A:
         1,020       5.375%, 4/01/17 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)         1,129,415
           910       5.375%, 4/01/17 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)         1,006,041
------------------------------------------------------------------------------------------------------------------------------------
         4,250    Total U.S. Guaranteed                                                                                   4,643,729
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 18.0% (11.1% OF TOTAL INVESTMENTS)
                  Greenville, North Carolina, Combined Enterprise System
                  Revenue Bonds, Series 2001:
         1,000       5.250%, 9/01/20 - AGM Insured                                  9/11 at 101.00            AAA         1,058,180
           500       5.250%, 9/01/21 - AGM Insured                                  9/11 at 101.00            AAA           525,900
           500    North Carolina Eastern Municipal Power Agency, Power System       1/16 at 100.00             AA           534,895
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
         2,500    North Carolina Eastern Municipal Power Agency, Power System       7/10 at 100.00           Baa1         2,504,350
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured
            25    North Carolina Municipal Power Agency 1, Catawba Electric         1/19 at 100.00              A            25,900
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30
         1,500    Wake County Industrial Facilities and Pollution Control           2/12 at 101.00             A1         1,590,795
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         6,025    Total Utilities                                                                                         6,240,020
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 43.6% (26.8% OF TOTAL INVESTMENTS)
           100    Brunswick County, North Carolina, Enterprise System Revenue       4/18 at 100.00            AAA           104,952
                     Bonds, Series 2008A, 5.000%, 4/01/31 - AGM Insured
           505    Cape Fear Public Utility Authority, North Carolina, Water &       8/18 at 100.00             AA           534,654
                     Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
         2,250    Charlotte, North Carolina, Water and Sewerage System Revenue      6/11 at 101.00            AAA         2,338,875
                     Bonds, Series 2001, 5.125%, 6/01/26
         1,000    Charlotte, North Carolina, Water and Sewerage System Revenue      7/18 at 100.00            AAA         1,066,019
                     Bonds, Series 2008, 5.000%, 7/01/38
           500    Greensboro, North Carolina, Combined Enterprise System            6/15 at 100.00            AAA           536,909
                     Revenue Bonds, Series 2005A, 5.000%, 6/01/25
           700    Oak Island, North Carolina, Enterprise System Revenue Bonds,      6/19 at 100.00            AAA           767,822
                     Series 2009A, 6.000%, 6/01/34 - AGC Insured
           400    Onslow County, North Carolina, Combined Enterprise System         6/14 at 100.00              A           420,391
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                     Insured

                                                           Nuveen Investments 45

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
                  Raleigh, North Carolina, Combined Enterprise System Revenue
                  Bonds, Series 2006A:
$         4,440      5.000%, 3/01/31 (UB)                                           3/16 at 100.00            AAA   $     4,716,523
          3,000      5.000%, 3/01/36 (UB)                                           3/16 at 100.00            AAA         3,150,390
              5   Raleigh, North Carolina, Combined Enterprise System Revenue       3/16 at 100.00            AAA             5,752
                     Bonds, Series 2006A, Residuals Series II-R-645-2, 13.564%,
                     3/01/36 (IF)
          1,385   Winston-Salem, North Carolina, Water and Sewer System Revenue     6/17 at 100.00            AAA         1,458,099
                     Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         14,285   Total Water and Sewer                                                                                  15,100,386
------------------------------------------------------------------------------------------------------------------------------------
$        55,785   Total Investments (cost $54,044,704) - 162.6%                                                          56,281,380
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (20.7)%                                                                    (7,160,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (48.0)% (5)                                    (16,600,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 6.1%                                                                    2,095,577
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    34,616,957
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.5%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NNO | Nuveen North Carolina Dividend Advantage Municipal Fund 2
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 13.8% (8.8% OF TOTAL
                     INVESTMENTS)
                  Appalachian State University, North Carolina, Housing and
                  Student Center System Revenue Refunding Bonds, Series 2002:
$         1,040      5.000%, 7/15/14 - NPFG Insured                                 7/12 at 100.00            Aa3   $     1,121,546
          1,000      5.000%, 7/15/15 - NPFG Insured                                 7/12 at 100.00            Aa3         1,056,200
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
            715      5.125%, 10/01/26                                              10/11 at 100.00            AA+           729,836
            380      5.125%, 10/01/41                                              10/11 at 100.00            AA+           384,404
            500   North Carolina Capital Facilities Financing Agency, Revenue       4/13 at 100.00            N/R           471,390
                     Bonds, Johnson and Wales University, Series 2003A, 5.000%,
                     4/01/33 - SYNCORA GTY Insured
            130   University of North Carolina System, Pooled Revenue Bonds,       10/12 at 100.00            N/R           138,736
                     Series 2002B, 5.375%, 4/01/19 - AMBAC Insured
          1,000   University of North Carolina System, Pooled Revenue Bonds,        4/15 at 100.00              A         1,054,060
                     Series 2005A, 5.000%, 4/01/22 - AMBAC Insured
            500   University of North Carolina Wilmington, Certificates of          6/16 at 100.00              A           535,510
                     Participation, Student Housing Project Revenue Bonds,
                     Series 2006, 5.000%, 6/01/21 - FGIC Insured
          1,500   University of North Carolina, Chapel Hill, System Net Revenue       No Opt. Call            Aaa         1,601,820
                     Bonds, Series 2002B, 5.000%, 12/01/11
            250   University of North Carolina, Charlotte, Certificates of          3/15 at 100.00              A           265,133
                     Participation, Student Housing Project, Series 2005,
                     5.000%, 3/01/21 - AMBAC Insured
            400   University of North Carolina, Greensboro, General Revenue         4/11 at 101.00            AAA           420,776
                     Refunding Bonds, Series 2002B, 5.375%, 4/01/17 - AGM
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,415   Total Education and Civic Organizations                                                                 7,779,411
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 25.2% (16.1% OF TOTAL INVESTMENTS)
          1,015   Albemarle Hospital Authority, North Carolina, Health Care        10/17 at 100.00            N/R           792,116
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
          1,000   Charlotte-Mecklenberg Hospital Authority, North Carolina,         1/18 at 100.00            AA-         1,008,140
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47
          1,640   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/11 at 101.00            AA-         1,648,823
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31
            500   Johnston Memorial Hospital Authority, North Carolina,             4/18 at 100.00            AAA           516,505
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - AGM Insured
            120   New Hanover County, North Carolina, Hospital Revenue Bonds,      10/19 at 100.00            AAA           124,456
                     New Hanover Regional Medical Center, Series 2006B, 5.125%,
                     10/01/31 - AGM Insured
            455   North Carolina Medical Care Commission, Health Care              10/14 at 100.00            AAA           471,143
                     Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%,
                     10/01/38 - AGC Insured
          2,000   North Carolina Medical Care Commission, Healthcare Facilities    11/13 at 100.00             A+         2,070,480
                     Revenue Bonds, Novant Health Obligated Group, Series
                     2003A, 5.000%, 11/01/20
          1,005   North Carolina Medical Care Commission, Healthcare Facilities     1/12 at 100.00             A+         1,049,280
                     Revenue Bonds, Union Regional Medical Center, Series
                     2002A, 5.250%, 1/01/13
                  North Carolina Medical Care Commission, Hospital Revenue
                  Bonds, Southeastern Regional Medical Center, Series 2002:
          1,000      5.500%, 6/01/15                                                6/12 at 101.00              A         1,048,640
          2,100      5.250%, 6/01/22                                                6/12 at 101.00              A         2,123,835
            925   North Carolina Medical Care Commission, Hospital Revenue         11/17 at 100.00             A-           899,794
                     Bonds, Wilson Medical Center, Series 2007, 5.000%,
                     11/01/27
          1,250   North Carolina Medical Care Commission, Revenue Bonds, Blue       1/15 at 100.00              A         1,252,988
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured
                  North Carolina Medical Care Commission, Revenue Bonds,
                  Cleveland County Healthcare System, Series 2004A:
            595      5.250%, 7/01/20 - AMBAC Insured                                7/14 at 100.00              A           614,177
            500      5.250%, 7/01/22 - AMBAC Insured                                7/14 at 100.00              A           513,100
            150   Northern Hospital District of Surry County, North Carolina,       4/18 at 100.00            BBB           152,961
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
------------------------------------------------------------------------------------------------------------------------------------
         14,255   Total Health Care                                                                                      14,286,438
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 3.7% (2.3% OF TOTAL INVESTMENTS)
$           325   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA   $       325,098
                     Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                     AMBAC Insured (Alternative Minimum Tax)
                  North Carolina Housing Finance Agency, Home Ownership Revenue
                  Bonds, Series 13A:
            615      4.700%, 7/01/12 (Alternative Minimum Tax)                      7/11 at 100.00             AA           626,562
            620      4.850%, 7/01/13 (Alternative Minimum Tax)                      7/11 at 100.00             AA           630,838
            510   North Carolina Housing Finance Agency, Home Ownership Revenue     7/16 at 100.00             AA           500,968
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,070   Total Housing/Single Family                                                                             2,083,466
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.7% (1.1% OF TOTAL INVESTMENTS)
                  North Carolina Medical Care Commission, Healthcare Facilities
                  Revenue Bonds, Presbyterian Homes, Series 2006:
            250      5.400%, 10/01/27                                              10/16 at 100.00            N/R           240,988
            600      5.500%, 10/01/31                                              10/16 at 100.00            N/R           559,332
            185   North Carolina Medical Care Commission, Revenue Bonds, Pines      1/16 at 100.00            N/R           172,607
                     at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
          1,035   Total Long-Term Care                                                                                      972,927
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.4% (1.5% OF TOTAL INVESTMENTS)
            300   Columbus County Industrial Facilities and Pollution Control       3/17 at 100.00            BBB           259,899
                     Financing Authority, North Carolina, Environmental
                     Improvement Revenue Bonds, International Paper Company
                     Project, Series 2007A, 4.625%, 3/01/27
          1,100   Northampton County Industrial Facilities and Pollution            2/11 at 101.00            BBB         1,110,923
                     Control Financing Authority, North Carolina, Environmental
                     Improvement Revenue Bonds, International Paper Company,
                     Series 2001A, 6.200%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,400   Total Materials                                                                                         1,370,822
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 9.7% (6.2% OF TOTAL INVESTMENTS)
          1,475   Durham, North Carolina, General Obligation Bonds, Series          4/17 at 100.00            AAA         1,659,095
                     2007, 5.000%, 4/01/22
          1,050   Forsyth County, North Carolina, General Obligation Bonds,         4/20 at 100.00            AA+         1,136,898
                     Limited Obligation Series 2009, 5.000%, 4/01/30
            500   North Carolina, General Obligation Bonds, Series 2004A,           3/14 at 100.00            AAA           550,600
                     5.000%, 3/01/22
          2,000   Wake County, North Carolina, Limited Obligation Bonds, Series     1/20 at 100.00            AA+         2,121,120
                     2010, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
          5,025   Total Tax Obligation/General                                                                            5,467,713
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 35.6% (22.7% OF TOTAL INVESTMENTS)
             30   Cabarrus County, North Carolina, Certificates of                  2/13 at 100.00             AA            32,222
                     Participation, Series 2002, 5.250%, 2/01/16
          1,750   Charlotte, North Carolina, Certificates of Participation,         6/13 at 100.00            AA+         1,811,425
                     Governmental Facilities Projects, Series 2003G, 5.000%,
                     6/01/28
            400   Charlotte, North Carolina, Certificates of Participation,         6/19 at 100.00            AA+           419,508
                     Nascar Hall of Fame, Series 2009C, 5.000%, 6/01/39
            575   Charlotte, North Carolina, Certificates of Participation,         6/18 at 100.00            AA+           602,025
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
          1,850   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,         6/12 at 101.00            AAA         2,013,503
                     Series 2002, 5.250%, 6/01/18
            800   Craven County, North Carolina, Certificates of Participation,     6/17 at 100.00            AA-           837,024
                     Series 2007, 5.000%, 6/01/27 - NPFG Insured
            500   Harnett County, North Carolina, Certificates of                   6/19 at 100.00            AAA           527,055
                     Participation, Series 2009, 5.000%, 6/01/29 - AGC Insured
                  Hartnett County, North Carolina, Certificates of
                  Participation, Series 2002:
          1,000      5.250%, 12/01/15 - AGM Insured                                12/12 at 101.00            AAA         1,102,080
          2,025      5.375%, 12/01/16 - AGM Insured                                12/12 at 101.00            AAA         2,237,382
            715   Lee County, North Carolina, Certificates of Participation,        4/14 at 100.00            AAA           764,886
                     Public Schools and Community College, Series 2004, 5.250%,
                     4/01/20 - AGM Insured
          1,380   Pasquotank County, North Carolina, Certificates of                6/14 at 100.00              A         1,422,904
                     Participation, Series 2004, 5.000%, 6/01/25 - NPFG Insured

48 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         2,070   Pitt County, North Carolina, Certificates of Participation,       4/14 at 100.00            AA-   $     2,108,212
                     School Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                     AMBAC Insured
          2,625   Puerto Rico Sales Tax Financing Corporation, Sales Tax              No Opt. Call             A+           565,740
                     Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                     8/01/35
                  Raleigh, North Carolina, Certificates of Participation,
                  Downtown Improvement Project, Series 2004B:
            805      5.000%, 6/01/20                                                6/14 at 100.00            AA+           860,134
          1,310      5.000%, 6/01/21                                                6/14 at 100.00            AA+         1,393,067
            115   Raleigh, North Carolina, Certificates of Participation,           2/17 at 100.00            AA+           122,366
                     Series 2007, 5.000%, 2/01/27
          1,000   Randolph County, North Carolina, Certificates of                  6/14 at 102.00            AAA         1,080,600
                     Participation, Series 2004, 5.000%, 6/01/20 - AGM Insured
            100   Rutherford County, North Carolina, Certificates of               12/17 at 100.00            AAA           106,097
                     Participation, Series 2007, 5.000%, 12/01/27 - AGM Insured
          1,150   Sampson County, North Carolina, Certificates of                   6/17 at 100.00            AAA         1,185,627
                     Participation, Series 2006, 5.000%, 6/01/34 - AGM Insured
                     (UB)
            500   Wilmington, North Carolina, Certificates of Participation,        6/18 at 100.00             AA           531,860
                     Series 2008A, 5.000%, 6/01/29
            400   Wilson County, North Carolina, Certificates of Participation,     4/17 at 100.00            Aa3           415,940
                     School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,100   Total Tax Obligation/Limited                                                                           20,139,657
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 21.6% (13.8% OF TOTAL INVESTMENTS)
          1,000   Charlotte, North Carolina, Airport Revenue Bonds, Charlotte       7/20 at 100.00             A+         1,023,040
                     Douglas International Refunding Series 2010A, 5.000%,
                     7/01/39
          1,935   Charlotte, North Carolina, Airport Revenue Bonds, Series          7/14 at 100.00             A+         1,961,335
                     2004A, 5.000%, 7/01/34 - NPFG Insured
            660   North Carolina State Ports Authority, Port Facilities Revenue     2/20 at 100.00             A3           674,975
                     Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40
                  North Carolina Turnpike Authority, Triangle Expressway System
                  Revenue Bonds, Series 2009A:
             90      5.375%, 1/01/26 - AGC Insured                                  1/19 at 100.00            AAA            97,557
            105      5.500%, 1/01/29 - AGC Insured                                  1/19 at 100.00            AAA           113,575
            430      5.750%, 1/01/39 - AGC Insured                                  1/19 at 100.00            AAA           463,166
                  North Carolina Turnpike Authority, Triangle Expressway System
                  Senior Lien Revenue Bonds, Series 2009B:
            150      0.000%, 1/01/31 - AGC Insured                                    No Opt. Call            AAA            47,529
            100      0.000%, 1/01/33 - AGC Insured                                    No Opt. Call            AAA            28,215
             50      0.000%, 1/01/35 - AGC Insured                                    No Opt. Call            AAA            12,463
          5,600      0.000%, 1/01/37 - AGC Insured                                    No Opt. Call            AAA         1,230,656
            350      0.000%, 1/01/38 - AGC Insured                                    No Opt. Call            AAA            72,461
            435   Piedmont Triad Airport Authority, North Carolina, Airport         7/15 at 100.00             A2           462,984
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                     Insured
                  Raleigh Durham Airport Authority, North Carolina, Airport
                  Revenue Bonds, Series 2001A:
          1,000      5.250%, 11/01/15 - FGIC Insured                                5/11 at 101.00            Aa3         1,035,730
          2,320      5.250%, 11/01/16 - FGIC Insured                                5/11 at 101.00            Aa3         2,393,776
          2,230      5.250%, 11/01/17 - FGIC Insured                                5/11 at 101.00            Aa3         2,295,897
            270   University of North Carolina, Charlotte, Parking System           1/12 at 101.00             A1           291,036
                     Revenue Bonds, Series 2002, 5.000%, 1/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         16,725   Total Transportation                                                                                   12,204,395
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 8.5% (5.4% OF TOTAL INVESTMENTS) (4)
            490   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/11 at 101.00        Aa3 (4)           509,340
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded
                     1/15/11)
            200   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/15 at 100.00            AAA           230,548
                     Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                     System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                     1/15/15)
            370   North Carolina Medical Care Commission, Health System Revenue    10/11 at 101.00         AA (4)           397,117
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/31 (Pre-refunded 10/01/11)
            500   North Carolina Medical Care Commission, Revenue Bonds,           11/14 at 100.00        Aa3 (4)           578,015
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
                  Raleigh, North Carolina, Combined Enterprise System Revenue
                  Bonds, Series 2004:
          1,000      5.000%, 3/01/21 (Pre-refunded 3/01/14)                         3/14 at 100.00            AAA         1,135,070
          1,250      5.000%, 3/01/22 (Pre-refunded 3/01/14)                         3/14 at 100.00            AAA         1,418,838

                                                           Nuveen Investments 49

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$           505   University of North Carolina System, Pooled Revenue Refunding    10/12 at 100.00        N/R (4)   $       558,298
                     Bonds, Series 2002A, 5.375%, 4/01/19 (Pre-refunded
                     10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,315   Total U.S. Guaranteed                                                                                   4,827,226
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 10.7% (6.8% OF TOTAL INVESTMENTS)
            500   North Carolina Eastern Municipal Power Agency, Power System       1/16 at 100.00             AA           534,895
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
                  North Carolina Eastern Municipal Power Agency, Power System
                  Revenue Refunding Bonds, Series 1993B:
          2,500      5.500%, 1/01/17 - FGIC Insured                                 7/10 at 100.00           Baa1         2,504,350
             25      5.500%, 1/01/21                                                7/10 at 100.00             A-            25,031
            225   North Carolina Municipal Power Agency 1, Catawba Electric         1/19 at 100.00              A           233,096
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30
          2,600   Wake County Industrial Facilities and Pollution Control           2/12 at 101.00             A1         2,757,378
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
          5,850   Total Utilities                                                                                         6,054,750
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 23.9% (15.3% OF TOTAL INVESTMENTS)
            500   Brunswick County, North Carolina, Enterprise System Revenue       4/18 at 100.00            AAA           524,760
                     Bonds, Series 2008A, 5.000%, 4/01/31 - AGM Insured
            500   Cape Fear Public Utility Authority, North Carolina, Water &       8/18 at 100.00             AA           529,360
                     Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
          2,520   Charlotte, North Carolina, Water and Sewerage System Revenue        No Opt. Call            AAA         2,852,236
                     Bonds, Series 2002A, 5.250%, 7/01/13
          1,000   Durham County, North Carolina, Enterprise System Revenue          6/13 at 100.00             AA         1,046,699
                     Bonds, Series 2002, 5.000%, 6/01/23 - NPFG Insured
            700   Oak Island, North Carolina, Enterprise System Revenue Bonds,      6/19 at 100.00            AAA           767,822
                     Series 2009A, 6.000%, 6/01/34 - AGC Insured
                  Raleigh, North Carolina, Combined Enterprise System Revenue
                  Bonds, Series 2006A:
          3,095      5.000%, 3/01/31 (UB)                                           3/16 at 100.00            AAA         3,287,757
            975      5.000%, 3/01/36 (UB)                                           3/16 at 100.00            AAA         1,023,877
             40   Raleigh, North Carolina, Combined Enterprise System Revenue       3/16 at 100.00            AAA            47,474
                     Bonds, Series 2006A, Residuals Series II-R-645-2, 13.274%,
                     3/01/31 (IF)
          1,000   Wilmington, North Carolina, Water and Sewer Revenue Bonds,        6/15 at 100.00            AAA         1,075,969
                     Series 2005, 5.000%, 6/01/25 - AGM Insured
          2,275   Winston-Salem, North Carolina, Water and Sewer System Revenue     6/17 at 100.00            AAA         2,395,075
                     Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         12,605   Total Water and Sewer                                                                                  13,551,029
------------------------------------------------------------------------------------------------------------------------------------
$        91,795   Total Investments (cost $85,399,890) - 156.8%                                                          88,737,834
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (8.5)%                                                                     (4,805,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (52.5)% (5)                                    (29,700,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.2%                                                                    2,356,829
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    56,589,663
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

Nuveen Investments 50

NII | Nuveen North Carolina Dividend Advantage Municipal Fund 3
    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.0% (1.9% OF TOTAL INVESTMENTS)
$         2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00            BBB   $     1,747,520
                     Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 2.9% (1.8% OF TOTAL
                     INVESTMENTS)
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
            330      5.125%, 10/01/26                                              10/11 at 100.00            AA+           336,848
             95      5.125%, 10/01/41                                              10/11 at 100.00            AA+            96,101
            705   University of North Carolina System, Pooled Revenue Refunding    10/12 at 100.00              A           716,153
                     Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured
            500   University of North Carolina Wilmington, Certificates of          6/16 at 100.00              A           535,510
                     Participation, Student Housing Project Revenue Bonds,
                     Series 2006, 5.000%, 6/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          1,630   Total Education and Civic Organizations                                                                 1,684,612
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 12.4% (7.8% OF TOTAL INVESTMENTS)
            695   Albemarle Hospital Authority, North Carolina, Health Care        10/17 at 100.00            N/R           637,829
                     Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
          1,200   Charlotte-Mecklenberg Hospital Authority, North Carolina,         1/18 at 100.00            AA-         1,209,768
                     Carolinas HealthCare System Revenue Bonds, Series 2008A,
                     5.000%, 1/15/47
            580   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/11 at 101.00            AA-           583,120
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31
            500   Johnston Memorial Hospital Authority, North Carolina,             4/18 at 100.00            AAA           516,505
                     Mortgage Revenue Bonds, Johnston Memorial Hospital
                     Project, Series 2008, 5.250%, 10/01/36 - AGM Insured
            180   New Hanover County, North Carolina, Hospital Revenue Bonds,      10/19 at 100.00            AAA           186,683
                     New Hanover Regional Medical Center, Series 2006B, 5.125%,
                     10/01/31 - AGM Insured
            545   North Carolina Medical Care Commission, Health Care              10/14 at 100.00            AAA           564,337
                     Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%,
                     10/01/38 - AGC Insured
          2,000   North Carolina Medical Care Commission, Healthcare Facilities    11/13 at 100.00             A+         2,092,040
                     Revenue Bonds, Novant Health Obligated Group, Series
                     2003A, 5.000%, 11/01/18
          1,000   North Carolina Medical Care Commission, Hospital Revenue         11/17 at 100.00             A-           972,750
                     Bonds, Wilson Medical Center, Series 2007, 5.000%,
                     11/01/27
            300   North Carolina Medical Care Commission, Revenue Bonds, Blue       1/15 at 100.00              A           300,717
                     Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                     FGIC Insured
            150   Northern Hospital District of Surry County, North Carolina,       4/18 at 100.00            BBB           152,961
                     Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                     10/01/38
------------------------------------------------------------------------------------------------------------------------------------
          7,150   Total Health Care                                                                                       7,216,710
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)
          1,000   Mecklenburg County, North Carolina, FNMA Multifamily Housing      7/13 at 105.00            AAA         1,049,170
                     Revenue Bonds, Little Rock Apartments, Series 2003,
                     5.150%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.7% (1.7% OF TOTAL INVESTMENTS)
            590   North Carolina Housing Finance Agency, Home Ownership Revenue     7/10 at 100.00             AA           590,301
                     Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                     (Alternative Minimum Tax)
            500   North Carolina Housing Finance Agency, Home Ownership Revenue     1/17 at 100.00             AA           488,715
                     Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                     Minimum Tax)
            505   North Carolina Housing Finance Agency, Home Ownership Revenue     7/16 at 100.00             AA           496,056
                     Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                     Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,595   Total Housing/Single Family                                                                             1,575,072
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.7% (1.1% OF TOTAL INVESTMENTS)
                  North Carolina Medical Care Commission, Healthcare Facilities
                  Revenue Bonds, Presbyterian Homes, Series 2006:
            250      5.400%, 10/01/27                                              10/16 at 100.00            N/R           240,988
            600      5.500%, 10/01/31                                              10/16 at 100.00            N/R           559,332

                                                           Nuveen Investments 51

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE (continued)
$           190   North Carolina Medical Care Commission, Revenue Bonds, Pines      1/16 at 100.00            N/R   $       177,272
                     at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
          1,040   Total Long-Term Care                                                                                      977,592
------------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
            200   Columbus County Industrial Facilities and Pollution Control       3/17 at 100.00            BBB           173,266
                     Financing Authority, North Carolina, Environmental
                     Improvement Revenue Bonds, International Paper Company
                     Project, Series 2007A, 4.625%, 3/01/27
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 14.5% (9.2% OF TOTAL INVESTMENTS)
          3,900   Cary, North Carolina, General Obligation Water and Sewer          3/11 at 102.00            AAA         4,117,308
                     Bonds, Series 2001, 5.000%, 3/01/20
                  Lincoln County, North Carolina, General Obligation Bonds,
                  Series 2002A:
            850      5.000%, 6/01/19 - FGIC Insured                                 6/12 at 101.00            AA-           909,126
            900      5.000%, 6/01/20 - FGIC Insured                                 6/12 at 101.00            AA-           961,164
          1,050      5.000%, 6/01/21 - FGIC Insured                                 6/12 at 101.00            AA-         1,115,888
            300   North Carolina, General Obligation Bonds, Series 2004A,           3/14 at 100.00            AAA           330,360
                     5.000%, 3/01/22
            400   Raleigh, North Carolina, General Obligation Bonds, Series         6/12 at 100.00            AAA           434,644
                     2002, 5.000%, 6/01/21
            550   Wake County, North Carolina, Limited Obligation Bonds, Series     1/20 at 100.00            AA+           583,308
                     2010, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
          7,950   Total Tax Obligation/General                                                                            8,451,798
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 35.1% (22.1% OF TOTAL INVESTMENTS)
          1,800   Catawba County, North Carolina, Certificates of                   6/14 at 100.00            Aa2         1,898,100
                     Participation, Series 2004, 5.250%, 6/01/22 - NPFG Insured
          2,750   Charlotte, North Carolina, Certificates of Participation,         6/13 at 100.00            AA+         2,822,105
                     Governmental Facilities Projects, Series 2003G, 5.000%,
                     6/01/33
            600   Charlotte, North Carolina, Certificates of Participation,         6/19 at 100.00            AA+           629,262
                     Nascar Hall of Fame, Series 2009C, 5.000%, 6/01/39
            575   Charlotte, North Carolina, Certificates of Participation,         6/18 at 100.00            AA+           602,025
                     Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
            800   Craven County, North Carolina, Certificates of Participation,     6/17 at 100.00            AA-           837,024
                     Series 2007, 5.000%, 6/01/27 - NPFG Insured
          3,000   Dare County, North Carolina, Certificates of Participation,      12/12 at 100.00            AA-         3,112,710
                     Series 2002, 5.000%, 6/01/23 - AMBAC Insured
            200   Harnett County, North Carolina, Certificates of                   6/19 at 100.00            AAA           212,206
                     Participation, Series 2009, 5.000%, 6/01/28 - AGC Insured
            500   Lee County, North Carolina, Certificates of Participation,        4/14 at 100.00            AAA           534,885
                     Public Schools and Community College, Series 2004, 5.250%,
                     4/01/20 - AGM Insured
            200   Mecklenburg County, North Carolina, Certificates of                 No Opt. Call            AA+           214,376
                     Participation, Series 2009A, 5.000%, 2/01/27
          1,000   North Carolina, Certificates of Participation, Repair and         6/14 at 100.00            AA+         1,068,490
                     Renovation Project, Series 2004B, 5.000%, 6/01/20
          2,625   Puerto Rico Sales Tax Financing Corporation, Sales Tax              No Opt. Call             A+           565,740
                     Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                     8/01/35
            565   Raleigh, North Carolina, Certificates of Participation,           2/17 at 100.00            AA+           601,188
                     Series 2007, 5.000%, 2/01/27
          2,000   Rutherford County, North Carolina, Certificates of                9/12 at 101.00             A1         2,103,200
                     Participation, Series 2002, 5.000%, 9/01/21 - AMBAC
                     Insured
          1,000   Rutherford County, North Carolina, Certificates of               12/17 at 100.00            AAA         1,060,970
                     Participation, Series 2007, 5.000%, 12/01/27 - AGM Insured
          1,200   Sampson County, North Carolina, Certificates of                   6/17 at 100.00            AAA         1,237,176
                     Participation, Series 2006, 5.000%, 6/01/34 - AGM Insured
                     (UB)
          1,785   Union County, North Carolina, Certificates of Participation,      6/13 at 101.00            Aa2         1,920,446
                     Series 2003, 5.000%, 6/01/20 - AMBAC Insured
            500   Wilmington, North Carolina, Certificates of Participation,        6/18 at 100.00             AA           531,860
                     Series 2008A, 5.000%, 6/01/29

52 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           400   Wilson County, North Carolina, Certificates of Participation,     4/17 at 100.00            Aa3   $       415,940
                     School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,500   Total Tax Obligation/Limited                                                                           20,367,703
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 12.6% (7.9% OF TOTAL INVESTMENTS)
            500   Charlotte, North Carolina, Airport Revenue Bonds, Charlotte       7/20 at 100.00             A+           511,520
                     Douglas International Refunding Series 2010A, 5.000%,
                     7/01/39
            660   North Carolina State Ports Authority, Port Facilities Revenue     2/20 at 100.00             A3           674,975
                     Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40
                  North Carolina Turnpike Authority, Triangle Expressway System
                  Revenue Bonds, Series 2009A:
             50      5.500%, 1/01/29 - AGC Insured                                  1/19 at 100.00            AAA            54,084
            400      5.750%, 1/01/39 - AGC Insured                                  1/19 at 100.00            AAA           430,852
                  North Carolina Turnpike Authority, Triangle Expressway System
                  Senior Lien Revenue Bonds, Series 2009B:
          2,195      0.000%, 1/01/35 - AGC Insured                                    No Opt. Call            AAA           547,104
            100      0.000%, 1/01/37 - AGC Insured                                    No Opt. Call            AAA            21,976
            300      0.000%, 1/01/38 - AGC Insured                                    No Opt. Call            AAA            62,109
                  Raleigh Durham Airport Authority, North Carolina, Airport
                  Revenue Bonds, Series 2001A:
          1,780      5.250%, 11/01/15 - FGIC Insured                                5/11 at 101.00            Aa3         1,843,599
          3,100      5.000%, 11/01/20 - FGIC Insured                                5/11 at 101.00            Aa3         3,167,549
------------------------------------------------------------------------------------------------------------------------------------
          9,085   Total Transportation                                                                                    7,313,768
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 17.2% (10.8% OF TOTAL INVESTMENTS) (4)
            170   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/11 at 101.00        Aa3 (4)           176,710
                     Healthcare System Revenue Bonds, Carolinas Healthcare
                     System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded
                     1/15/11)
            200   Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/15 at 100.00            AAA           230,548
                     Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                     System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                     1/15/15)
                  Forsyth County, North Carolina, Certificates of
                  Participation, Public Facilities and Equipment Project,
                  Series 2002:
          1,325      5.125%, 1/01/16 (Pre-refunded 1/01/13)                         1/13 at 101.00        AA+ (4)         1,473,215
            770      5.250%, 1/01/19 (Pre-refunded 1/01/13)                         1/13 at 101.00        AA+ (4)           858,589
                  North Carolina Capital Facilities Financing Agency, Revenue
                  Bonds, Duke University, Series 2001A:
            920      5.125%, 10/01/26 (Pre-refunded 10/01/11)                      10/11 at 100.00            AAA           977,141
            405      5.125%, 10/01/41 (Pre-refunded 10/01/11)                      10/11 at 100.00            AAA           430,155
          1,600   North Carolina Capital Facilities Financing Agency, Revenue      10/12 at 100.00            AAA         1,762,368
                     Bonds, Duke University, Series 2002A, 5.125%, 7/01/42
                     (Pre-refunded 10/01/12)
            500   North Carolina Medical Care Commission, Health System Revenue    10/11 at 101.00         AA (4)           536,645
                     Bonds, Mission St. Joseph's Health System, Series 2001,
                     5.250%, 10/01/31 (Pre-refunded 10/01/11)
            500   North Carolina Medical Care Commission, Revenue Bonds,           11/14 at 100.00        Aa3 (4)           578,015
                     Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                     (Pre-refunded 11/01/14)
                  University of North Carolina System, Pooled Revenue Refunding
                  Bonds, Series 2002A:
            610      5.000%, 4/01/27 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)           670,134
            585      5.000%, 4/01/27 (Pre-refunded 10/01/12) - AMBAC Insured       10/12 at 100.00        N/R (4)           641,663
          1,500   Winston-Salem, North Carolina, Water and Sewerage System          6/12 at 100.00            AAA         1,628,655
                     Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded
                     6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
          9,085   Total U.S. Guaranteed                                                                                   9,963,838
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 19.3% (12.1% OF TOTAL INVESTMENTS)
            150   North Carolina Eastern Municipal Power Agency, Power System       1/13 at 100.00             A-           161,025
                     Revenue Bonds, Series 2003F, 5.500%, 1/01/16
            500   North Carolina Eastern Municipal Power Agency, Power System       1/16 at 100.00             AA           534,895
                     Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC
                     Insured
          1,400   North Carolina Eastern Municipal Power Agency, Power System       1/19 at 100.00             A-         1,471,778
                     Revenue Bonds, Series 2009B, 5.000%, 1/01/26
          4,060   North Carolina Eastern Municipal Power Agency, Power System       7/10 at 100.00           Baa1         4,067,064
                     Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                     FGIC Insured

                                                           Nuveen Investments 53

    | Portfolio of Investments May 31, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES (continued)
$           275   North Carolina Municipal Power Agency 1, Catawba Electric         1/19 at 100.00              A   $       284,895
                     Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30
          2,665   North Carolina Municipal Power Agency 1, Catawba Electric         1/13 at 100.00              A         2,916,629
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
                     Insured
            250   North Carolina Municipal Power Agency 1, Catawba Electric         1/18 at 100.00              A           279,293
                     Revenue Bonds, Series 2008A, 5.250%, 1/01/20
          1,400   Wake County Industrial Facilities and Pollution Control           2/12 at 101.00             A1         1,484,742
                     Financing Authority, North Carolina, Revenue Refunding
                     Bonds, Carolina Power and Light Company, Series 2002,
                     5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         10,700   Total Utilities                                                                                        11,200,321
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 35.4% (22.3% OF TOTAL INVESTMENTS)
          2,000   Brunswick County, North Carolina, Enterprise System Revenue       4/18 at 100.00            AAA         2,099,040
                     Bonds, Series 2008A, 5.000%, 4/01/31 - AGM Insured
            425   Cape Fear Public Utility Authority, North Carolina, Water &       8/18 at 100.00             AA           460,063
                     Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/28
                  Charlotte, North Carolina, Water and Sewerage System Revenue
                  Bonds, Series 2001:
            750      5.125%, 6/01/26                                                6/11 at 101.00            AAA           779,625
          1,780      5.125%, 6/01/26 - FGIC Insured                                 6/11 at 101.00            Aaa         1,838,153
            300   Durham County, North Carolina, Enterprise System Revenue          6/13 at 100.00             AA           325,272
                     Bonds, Series 2002, 5.000%, 6/01/18 - NPFG Insured
          2,500   Kannapolis, North Carolina, Water and Sewerage System Revenue     2/12 at 101.00            AAA         2,516,525
                     Bonds, Series 2001B, 5.250%, 2/01/26 - AGM Insured
                     (Alternative Minimum Tax)
             50   Oak Island, North Carolina, Enterprise System Revenue Bonds,      6/19 at 100.00            AAA            54,844
                     Series 2009A, 6.000%, 6/01/34 - AGC Insured
            500   Onslow County, North Carolina, Combined Enterprise System         6/14 at 100.00              A           525,489
                     Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                     Insured
          1,000   Orange Water and Sewerage Authority, North Carolina, Water        7/11 at 101.00            AA+         1,024,599
                     and Sewerage System Revenue Bonds, Series 2001, 5.000%,
                     7/01/26
                  Raleigh, North Carolina, Combined Enterprise System Revenue
                  Bonds, Series 2006A:
          4,950      5.000%, 3/01/31 (UB)                                           3/16 at 100.00            AAA         5,258,286
          3,000      5.000%, 3/01/36 (UB)                                           3/16 at 100.00            AAA         3,150,390
              5   Raleigh, North Carolina, Combined Enterprise System Revenue       3/16 at 100.00            AAA             5,752
                     Bonds, Series 2006A, Residuals Series II-R-645-2, 13.564%,
                     3/01/36 (IF)
          2,375   Winston-Salem, North Carolina, Water and Sewer System Revenue     6/17 at 100.00            AAA         2,500,353
                     Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         19,635   Total Water and Sewer                                                                                  20,538,391
------------------------------------------------------------------------------------------------------------------------------------
$        92,570   Total Investments (cost $89,373,923) - 158.9%                                                          92,259,761
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (12.9)%                                                                    (7,480,000)
                  ------------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (49.5)% (5)                                    (28,725,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.5%                                                                    1,999,676
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    58,054,437
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

54 Nuveen Investments

| Statement of
| Assets & Liabilities May 31, 2010

                                                                  GEORGIA          GEORGIA          GEORGIA
                                                                  PREMIUM         DIVIDEND         DIVIDEND
                                                                   INCOME        ADVANTAGE      ADVANTAGE 2
                                                                     (NPG)            (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $79,615,332, $42,041,084 and
   $93,933,803, respectively)                              $   83,035,864   $   43,465,504   $   96,755,675
Cash                                                                4,399               --               --
Receivables:
   Interest                                                     1,434,692          734,727        1,589,820
   Investments sold                                                    --               --               --
Deferred offering costs                                           619,737          397,423          689,306
Other assets                                                        9,238            5,006           10,902
------------------------------------------------------------------------------------------------------------
   Total assets                                                85,103,930       44,602,660       99,045,703
------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         --           50,277            2,223
Floating rate obligations                                       1,190,000          660,000        1,395,000
Payables:
   Investments purchased                                               --               --               --
   Common share dividends                                         207,189          119,887          264,347
   Interest                                                        62,584           31,667           71,252
   Offering costs                                                 201,653          176,739          239,775
MuniFund Term Preferred shares, at liquidation value           28,340,000       14,340,000       32,265,000
Accrued expenses:
   Management fees                                                 46,059           20,259           46,816
   Other                                                           38,491           24,647           40,382
------------------------------------------------------------------------------------------------------------
   Total liabilities                                           30,085,976       15,423,476       34,324,795
------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                    --               --               --
------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $   55,017,954   $   29,179,184   $   64,720,908
============================================================================================================
Common shares outstanding                                       3,805,652        1,970,036        4,554,986
============================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                            $        14.46   $        14.81   $        14.21
============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $       38,057   $       19,700   $       45,550
Paid-in surplus                                                52,342,836       27,889,665       64,225,987
Undistributed (Over-distribution of) net investment
   income                                                         536,108          267,475          484,394
Accumulated net realized gain (loss)                           (1,319,579)        (422,076)      (2,856,895)
Net unrealized appreciation (depreciation)                      3,420,532        1,424,420        2,821,872
------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $   55,017,954   $   29,179,184   $   64,720,908
============================================================================================================
Authorized shares:
   Common                                                       Unlimited        Unlimited        Unlimited
   Auction Rate Preferred                                       Unlimited        Unlimited        Unlimited
   MuniFund Term Preferred                                      Unlimited        Unlimited        Unlimited
============================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of
| Assets & Liabilities (continued) May 31, 2010

                                                                    NORTH            NORTH            NORTH            NORTH
                                                                 CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                                  PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                   INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                     (NNC)            (NRB)            (NNO)            (NII)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $136,722,688, $54,044,704,
   $85,399,890 and $89,373,923, respectively)              $  142,179,077   $   56,281,380   $   88,737,834   $   92,259,761
Cash                                                                   --           71,956          676,410               --
Receivables:
   Interest                                                     2,448,372          957,956        1,455,276        1,476,786
   Investments sold                                               179,185        1,045,811          209,092          530,586
Deferred offering costs                                           621,783          486,640          686,027          658,374
Other assets                                                       23,375            5,672            9,333            9,336
-----------------------------------------------------------------------------------------------------------------------------
   Total assets                                               145,451,792       58,849,415       91,773,972       94,934,843
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      1,525               --               --           22,631
Floating rate obligations                                       5,195,000        7,160,000        4,805,000        7,480,000
Payables:
   Investments purchased                                               --               --           48,363               --
   Common share dividends                                         363,266          153,272          249,853          255,056
   Interest                                                        53,663           35,967           64,350           63,434
   Offering costs                                                 289,272          229,400          239,400          254,768
MuniFund Term Preferred shares, at liquidation value           24,300,000       16,600,000       29,700,000       28,725,000
Accrued expenses:
   Management fees                                                 75,815           25,901           39,199           40,887
   Other                                                           53,366           27,918           38,144           38,630
-----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           30,331,907       24,232,458       35,184,309       36,880,406
-----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value            21,550,000               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $   93,569,885   $   34,616,957   $   56,589,663   $   58,054,437
=============================================================================================================================
Common shares outstanding                                       6,357,623        2,269,054        3,751,262        3,935,530
=============================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                            $        14.72   $        15.26   $        15.09   $        14.75
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $       63,576   $       22,691   $       37,513   $       39,355
Paid-in surplus                                                87,865,715       32,163,559       53,194,372       55,491,657
Undistributed (Over-distribution of) net investment
   income                                                         910,543          398,182          607,929          481,174
Accumulated net realized gain (loss)                             (726,338)        (204,151)        (588,095)        (843,587)
Net unrealized appreciation (depreciation)                      5,456,389        2,236,676        3,337,944        2,885,838
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $   93,569,885   $   34,616,957   $   56,589,663   $   58,054,437
=============================================================================================================================
Authorized shares:
   Common                                                       Unlimited        Unlimited        Unlimited        Unlimited
   Auction Rate Preferred                                       Unlimited        Unlimited        Unlimited        Unlimited
   MuniFund Term Preferred                                      Unlimited        Unlimited        Unlimited        Unlimited
=============================================================================================================================

                                 See accompanying notes to financial statements.

56 Nuveen Investments

| Statement of
| Operations Year Ended May 31, 2010

                                                                                   GEORGIA          GEORGIA           GEORGIA
                                                                                   PREMIUM         DIVIDEND          DIVIDEND
                                                                                    INCOME        ADVANTAGE       ADVANTAGE 2
                                                                                      (NPG)            (NZX)             (NKG)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                          $     3,883,725   $    2,107,084   $     4,531,520
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    535,997          284,385           614,785
Auction fees                                                                        29,477           13,573            29,093
Dividend disbursing agent fees                                                      12,521           14,192            14,192
Shareholders' servicing agent fees and expenses                                      3,999              571               616
Interest expense and amortization of offering costs                                247,563          131,469           346,671
Custodian's fees and expenses                                                       20,360           14,389            23,583
Trustees' fees and expenses                                                          2,345            1,291             2,641
Professional fees                                                                   13,204           10,106            13,862
Shareholders' reports - printing and mailing expenses                               24,454           13,630            25,909
Stock exchange listing fees                                                            537              278               643
Investor relations expense                                                           6,661            3,489             6,928
Other expenses                                                                      15,301           13,902            23,998
------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement               912,419          501,275         1,102,921
   Custodian fee credit                                                               (565)            (220)             (635)
   Expense reimbursement                                                                --          (51,568)         (101,618)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       911,854          449,487         1,000,668
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            2,971,871        1,657,597         3,530,852
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                          (80,448)        (247,298)         (701,883)
Change in net unrealized appreciation (depreciation) of investments              2,560,292        1,731,310         4,718,199
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                          2,479,844        1,484,012         4,016,316
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                         (86,098)         (47,292)          (93,719)
From accumulated net realized gains                                                     --               --                --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Auction Rate Preferred shareholders                                             (86,098)         (47,292)          (93,719)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                              $     5,365,617   $    3,094,317   $     7,453,449
==============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Statement of
| Operations (continued) Year Ended May 31, 2010

                                                                            NORTH           NORTH           NORTH           NORTH
                                                                         CAROLINA        CAROLINA        CAROLINA        CAROLINA
                                                                          PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                           INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                             (NNC)           (NRB)           (NNO)           (NII)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $   6,574,075   $   2,635,650   $   4,079,627   $   4,246,613
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                           882,393         326,709         536,001         549,099
Auction fees                                                               58,342          20,274          34,067          28,801
Dividend disbursing agent fees                                             10,000           7,479          15,863          14,192
Shareholders' servicing agent fees and expenses                             7,078             431             680             739
Interest expense and amortization of offering costs                       313,964         127,070         177,404         315,671
Custodian's fees and expenses                                              31,471          15,919          22,310          22,544
Trustees' fees and expenses                                                 3,882           1,396           2,334           2,470
Professional fees                                                          18,025          10,642          13,103          13,206
Shareholders' reports - printing and mailing expenses                      32,442          18,049          25,385          22,329
Stock exchange listing fees                                                 9,168             320             529             555
Investor relations expense                                                 11,622           4,267           6,734           7,187
Other expenses                                                             22,791          22,330          25,334          23,834
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                        1,401,178         554,886         859,744       1,000,627
   Custodian fee credit                                                      (700)           (275)           (380)           (229)
   Expense reimbursement                                                       --         (42,519)       (104,438)        (90,913)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            1,400,478         512,092         754,926         909,485
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   5,173,597       2,123,558       3,324,701       3,337,128
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                 423,483          28,829          59,796         112,606
Change in net unrealized appreciation (depreciation) of
   investments                                                          5,030,176       1,416,200       2,550,370       2,553,468
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 5,453,659       1,445,029       2,610,166       2,666,074
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                               (162,889)        (62,338)       (104,048)        (91,210)
From accumulated net realized gains                                            --              --          (2,285)             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Auction Rate Preferred shareholders                  (162,889)        (62,338)       (106,333)        (91,210)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $  10,464,367   $   3,506,249   $   5,828,534   $   5,911,992
==================================================================================================================================

                                 See accompanying notes to financial statements.

58 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                       GEORGIA                     GEORGIA                        GEORGIA
                                                PREMIUM INCOME (NPG)       DIVIDEND ADVANTAGE (NZX)      DIVIDEND ADVANTAGE 2 (NKG)
                                           ----------------------------  ----------------------------  -----------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                                 5/31/10        5/31/09        5/31/10        5/31/09        5/31/10        5/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $   2,971,871  $   3,224,577  $   1,657,597  $   1,792,334  $   3,530,852  $   3,958,372
Net realized gain (loss) from:
   Investments                                   (80,448)    (1,167,344)      (247,298)      (336,360)      (701,883)    (1,562,683)
   Forward swaps                                      --             --             --        153,554             --             --
   Futures                                            --             --             --         53,752             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 2,560,292       (875,690)     1,731,310       (865,813)     4,718,199     (1,763,298)
   Forward swaps                                      --             --             --       (139,708)            --             --
   Futures                                            --             --             --             --             --             --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                    (86,098)      (626,715)       (47,292)      (337,625)       (93,719)      (741,862)
   From accumulated net realized gains                --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  5,365,617        554,828      3,094,317        320,134      7,453,449       (109,471)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                    (2,574,524)    (2,338,573)    (1,447,538)    (1,295,832)    (3,156,398)    (2,876,178)
From accumulated net realized gains                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (2,574,524)    (2,338,573)    (1,447,538)    (1,295,832)    (3,156,398)    (2,876,178)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                   --             --         10,096             --          4,625          3,290
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         --             --         10,096             --          4,625          3,290
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 2,791,093     (1,783,745)     1,656,875       (975,698)     4,301,676     (2,982,359)
Net assets applicable to Common shares
   at the beginning of year                   52,226,861     54,010,606     27,522,309     28,498,007     60,419,232     63,401,591
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                      $  55,017,954  $  52,226,861  $  29,179,184  $  27,522,309  $  64,720,908  $  60,419,232
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year    $     536,108  $     189,537  $     267,475  $      82,047  $     484,394  $     154,013
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Statement of
| Changes in Net Assets (continued)

                                                                   NORTH CAROLINA                   NORTH CAROLINA
                                                                PREMIUM INCOME (NNC)           DIVIDEND ADVANTAGE (NRB)
                                                         -------------------------------   -------------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                5/31/10          5/31/09          5/31/10          5/31/09
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $    5,173,597   $    5,380,918   $    2,123,558   $    2,154,026
Net realized gain (loss) from:
   Investments                                                  423,483         (897,516)          28,829         (137,599)
   Forward swaps                                                     --               --               --               --
   Futures                                                           --          115,239               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                5,030,176         (968,029)       1,416,200          (57,913)
   Forward swaps                                                     --               --               --               --
   Futures                                                           --            5,056               --               --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                                  (162,889)      (1,055,046)         (62,338)        (381,027)
   From accumulated net realized gains                               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                             10,464,367        2,580,622        3,506,249        1,577,487
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                   (4,536,632)      (3,849,214)      (1,829,817)      (1,587,813)
From accumulated net realized gains                                  --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                 (4,536,632)      (3,849,214)      (1,829,817)      (1,587,813)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                          84,012               --           47,006           36,304
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                 84,012               --           47,006           36,304
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                              6,011,747       (1,268,592)       1,723,438           25,978
Net assets applicable to Common shares at the
   beginning of year                                         87,558,138       88,826,730       32,893,519       32,867,541
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                  $   93,569,885   $   87,558,138   $   34,616,957   $   32,893,519
===========================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                             $      910,543   $      388,750   $      398,182   $      149,419
===========================================================================================================================

                                 See accompanying notes to financial statements.

60 Nuveen Investments

                                                              NORTH CAROLINA                   NORTH CAROLINA
                                                        DIVIDEND ADVANTAGE 2 (NNO)        DIVIDEND ADVANTAGE 3 (NII)
                                                     -------------------------------   -------------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                            5/31/10          5/31/09          5/31/10          5/31/09
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                $    3,324,701   $    3,430,965   $    3,337,128   $    3,522,734
Net realized gain (loss) from:
   Investments                                               59,796         (604,487)         112,606          (59,376)
   Forward swaps                                                 --               --               --               --
   Futures                                                       --          117,502               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                            2,550,370         (466,301)       2,553,468         (718,134)
   Forward swaps                                                 --               --               --               --
   Futures                                                       --            5,332               --               --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                              (104,048)        (632,076)         (91,210)        (635,213)
   From accumulated net realized gains                       (2,285)              --               --               --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                       5,828,534        1,850,935        5,911,992        2,110,011
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                               (2,908,243)      (2,437,267)      (2,956,668)      (2,611,502)
From accumulated net realized gains                          (8,625)              --               --               --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders             (2,916,868)      (2,437,267)      (2,956,668)      (2,611,502)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                             24,591               --           34,165           11,874
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital share
   transactions                                              24,591               --           34,165           11,874
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                       2,936,257         (586,332)       2,989,489         (489,617)
Net assets applicable to Common shares at the
   beginning of year                                     53,653,406       54,239,738       55,064,948       55,554,565
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end
   of year                                           $   56,589,663   $   53,653,406   $   58,054,437   $   55,064,948
=======================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year              $      607,929   $      271,032   $      481,174   $      149,423
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

| Statement of
| Cash Flows Year Ended May 31, 2010

                                                                                          GEORGIA          GEORGIA          GEORGIA
                                                                                          PREMIUM         DIVIDEND         DIVIDEND
                                                                                           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                             (NPG)            (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                                             $    5,365,617   $    3,094,317   $    7,453,449
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                            (4,664,465)      (2,182,634)      (6,206,103)
   Proceeds from sales and maturities of investments                                    1,758,497        1,702,038        3,138,515
   Amortization (Accretion) of premiums and discounts, net                                186,442           92,402          300,706
   (Increase) Decrease in receivable for interest                                         (82,636)         (20,394)        (106,190)
   (Increase) Decrease in receivable for investments sold                                      --               --               --
   (Increase) Decrease in other assets                                                        994            3,361            2,429
   Increase (Decrease) in payable for Auction Rate Preferred share dividends               (1,182)          (1,430)          (3,018)
   Increase (Decrease) in payable for investments purchased                                    --         (190,778)        (333,861)
   Increase (Decrease) in payable for interest                                             62,584           31,667           71,252
   Increase (Decrease) in accrued management fees                                           1,964            2,298            8,678
   Increase (Decrease) in accrued other liabilities                                         9,454            6,815            8,238
   Net realized (gain) loss from investments                                               80,448          247,298          701,883
   Change in net unrealized (appreciation) depreciation of investments                 (2,560,292)      (1,731,310)      (4,718,199)
   Taxes paid on undistributed capital gains                                                  (25)             (11)              (3)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                    157,400        1,053,639          317,776
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                  --           50,277            2,223
Cash distributions paid to Common shareholders                                         (2,552,794)      (1,422,234)      (3,122,073)
Increase (Decrease) in Auction Rate Preferred shares noticed for redemption,at
   liquidation value                                                                           --               --               --
(Increase) Decrease in deferred offering costs                                           (619,737)        (397,423)        (689,306)
Increase (Decrease) in payable for offering costs                                         201,653          176,739          239,775
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value            (27,800,000)     (15,000,000)     (31,700,000)
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value            28,340,000       14,340,000       32,265,000
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                 (2,430,878)      (2,252,641)      (3,004,381)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                        (2,273,478)      (1,199,002)      (2,686,605)
Cash at the beginning of year                                                           2,277,877        1,199,002        2,686,605
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                            $        4,399   $           --   $           --
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                                          GEORGIA          GEORGIA          GEORGIA
                                                                                          PREMIUM         DIVIDEND         DIVIDEND
                                                                                           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                             (NPG)            (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   $           --   $       10,096   $        4,625
====================================================================================================================================

Cash paid for interest (excluding amortization of offering costs, was as follows:

                                                                                          GEORGIA          GEORGIA          GEORGIA
                                                                                          PREMIUM         DIVIDEND         DIVIDEND
                                                                                           INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                             (NPG)            (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   $      149,616   $       77,125   $      225,750
====================================================================================================================================

                                 See accompanying notes to financial statements.

62 Nuveen Investments

                                                                         NORTH            NORTH            NORTH            NORTH
                                                                      CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                                       PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                        INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)            (NNO)            (NII)
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                                         $    10,464,367   $    3,506,249   $    5,828,534   $    5,911,992
Adjustments to reconcile the net increase (decrease) in net
   assets applicable to Common shares from operations to net
   cash provided by (used in) operating activities:
   Purchases of investments                                         (9,879,787)      (3,186,401)      (8,727,576)      (5,986,415)
   Proceeds from sales and maturities of investments                 8,768,489        3,670,646        7,785,058        5,484,524
   Amortization (Accretion) of premiums and discounts, net             369,413          127,107          193,110          208,740
   (Increase) Decrease in receivable for interest                       (5,470)         (22,227)         (18,288)         (53,206)
   (Increase) Decrease in receivable for investments sold             (179,185)      (1,045,811)        (209,092)        (530,586)
   (Increase) Decrease in other assets                                  (3,045)           6,543            4,289            2,630
   Increase (Decrease) in payable for Auction Rate Preferred
     share dividends                                                    (1,989)          (1,349)          (2,666)          (1,728)
   Increase (Decrease) in payable for investments purchased           (223,875)         (29,850)         (71,037)        (179,100)
   Increase (Decrease) in payable for interest                          53,663           35,967           64,350           63,434
   Increase (Decrease) in accrued management fees                        2,009            2,625            4,603            6,399
   Increase (Decrease) in accrued other liabilities                      7,421            7,367            7,732            8,328
   Net realized (gain) loss from investments                          (423,483)         (28,829)         (59,796)        (112,606)
   Change in net unrealized (appreciation) depreciation of
     investments                                                    (5,030,176)      (1,416,200)      (2,550,370)      (2,553,468)
   Taxes paid on undistributed capital gains                              (170)              --               (6)              --
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities               3,918,182        1,625,837        2,248,845        2,268,938
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                            1,525               --               --           22,631
Cash distributions paid to Common shareholders                      (4,409,438)      (1,764,882)      (2,856,155)      (2,884,781)
Increase (Decrease) in Auction Rate Preferred shares noticed
   for redemption, at liquidation value                             (1,650,000)              --               --               --
(Increase) Decrease in deferred offering costs                        (621,783)        (486,640)        (686,027)        (658,374)
Increase (Decrease) in payable for offering costs                      289,272          229,400          239,400          254,768
Increase (Decrease) in Auction Rate Preferred shares, at
   liquidation value                                               (23,600,000)     (17,000,000)     (28,000,000)     (28,000,000)
Increase (Decrease) in MuniFund Term Preferred shares, at
   liquidation value                                                24,300,000       16,600,000       29,700,000       28,725,000
----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities              (5,690,424)      (2,422,122)      (1,602,782)      (2,540,756)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                     (1,772,242)        (796,285)         646,063         (271,818)
Cash at the beginning of year                                        1,772,242          868,241           30,347          271,818
----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                        $            --   $       71,956   $      676,410   $           --
==================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

                                                                         NORTH            NORTH            NORTH            NORTH
                                                                      CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                                       PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                        INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)            (NNO)            (NII)
----------------------------------------------------------------------------------------------------------------------------------
                                                               $        84,012   $       47,006   $       24,591   $       34,165
==================================================================================================================================

Cash paid for interest (excluding amortization of offering costs, was as follows:

                                                                         NORTH            NORTH            NORTH            NORTH
                                                                      CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                                       PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                        INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)            (NNO)            (NII)
----------------------------------------------------------------------------------------------------------------------------------
                                                               $       212,584   $       73,742   $       85,581   $      209,736
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (collectively, the "Funds"). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the New York Stock Exchange ("NYSE") while Common shares of North Carolina Premium Income (NNC) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

64 Nuveen Investments

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
The following Fund has issued and outstanding Auction Rate Preferred Shares ("ARPS"), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. The Fund's ARPS are issued in one Series. The dividend rate paid by the Fund on the Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2010, the number of ARPS outstanding for the Fund is as follows:

                                                                         NORTH
                                                                      CAROLINA
                                                                       PREMIUM
                                                                        INCOME
                                                                          (NNC)
-------------------------------------------------------------------------------
Number of shares:
   Series TH                                                               862
===============================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                                            GEORGIA      GEORGIA       GEORGIA
                                            PREMIUM     DIVIDEND      DIVIDEND
                                             INCOME    ADVANTAGE   ADVANTAGE 2
                                               (NPG)        (NZX)         (NKG)
-------------------------------------------------------------------------------
ARPS redeemed, at liquidation value     $27,800,000  $15,000,000   $33,000,000
===============================================================================
                            NORTH         NORTH          NORTH           NORTH
                         CAROLINA      CAROLINA       CAROLINA        CAROLINA
                          PREMIUM      DIVIDEND       DIVIDEND        DIVIDEND
                           INCOME     ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3
                             (NNC)         (NRB)          (NNO)           (NII)
-------------------------------------------------------------------------------
ARPS redeemed, at
  liquidation value   $25,250,000   $17,000,000    $28,000,000     $28,000,000
===============================================================================

                                                           Nuveen Investments 65

| Notes to
| Financial Statements (continued)

MuniFund Term Preferred Shares
Each Fund has issued and outstanding MuniFund Term Preferred ("MTP") Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund's outstanding ARPS. Each Fund's MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2010, the number of MTP Shares outstanding, annual interest rate and the NYSE "ticker" symbol for each Fund are as follows:

                       GEORGIA PREMIUM INCOME (NPG)             GEORGIA DIVIDEND ADVANTAGE (NZX)
                  ---------------------------------------     -------------------------------------
                                     ANNUAL                                     ANNUAL
                       SHARES      INTEREST         NYSE           SHARES     INTEREST        NYSE
                  OUTSTANDING          RATE       TICKER      OUTSTANDING         RATE      TICKER
---------------------------------------------------------------------------------------------------
Series 2015         2,834,000         2.65%     NPG Pr C        1,434,000        2.65%    NZX Pr C
===================================================================================================

                 GEORGIA DIVIDEND ADVANTAGE 2 (NKG)          NORTH CAROLINA PREMIUM INCOME (NNC)
                -------------------------------------      ----------------------------------------
                                  ANNUAL                                     ANNUAL
                     SHARES     INTEREST        NYSE            SHARES     INTEREST           NYSE
                OUTSTANDING         RATE      TICKER       OUTSTANDING         RATE         TICKER
---------------------------------------------------------------------------------------------------
Series 2015       3,226,500        2.65%    NKG Pr C         2,430,000        2.65%       NNC Pr C
===================================================================================================

             NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)   NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
             ----------------------------------------  --------------------------------------------
                                  ANNUAL                                   ANNUAL
                     SHARES     INTEREST       NYSE          SHARES      INTEREST            NYSE
                OUTSTANDING         RATE     TICKER     OUTSTANDING          RATE          TICKER
---------------------------------------------------------------------------------------------------
Series 2015       1,660,000        2.60%   NRB Pr C       2,970,000         2.60%        NNO Pr C
===================================================================================================

                                                    NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
                                                ---------------------------------------------------
                                                                       ANNUAL
                                                     SHARES          INTEREST              NYSE
                                                OUTSTANDING              RATE            TICKER
---------------------------------------------------------------------------------------------------
Series 2015                                       2,872,500             2.65%          NII Pr C
===================================================================================================

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund ("Optional Redemption Date"), subject to a payment of premium for one year following the Optional Redemption Date ("Premium Expiration Date"), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund's MTP Shares are as follows:

                                           GEORGIA                   GEORGIA             GEORGIA
                                           PREMIUM                  DIVIDEND            DIVIDEND
                                            INCOME                 ADVANTAGE         ADVANTAGE 2
                                              (NPG)                     (NZX)               (NKG)
                                       SERIES 2015               SERIES 2015         SERIES 2015
-------------------------------------------------------------------------------------------------
Term Redemption Date                 March 1, 2015             March 1, 2015    February 1, 2015
Optional Redemption Date             March 1, 2011             March 1, 2011    February 1, 2011
Premium Expiration Date          February 29, 2012         February 29, 2012    January 31, 2012
=================================================================================================

                                     NORTH           NORTH             NORTH               NORTH
                                  CAROLINA        CAROLINA          CAROLINA            CAROLINA
                                   PREMIUM        DIVIDEND          DIVIDEND            DIVIDEND
                                    INCOME       ADVANTAGE       ADVANTAGE 2         ADVANTAGE 3
                                      (NNC)           (NRB)             (NNO)               (NII)
                               SERIES 2015     SERIES 2015       SERIES 2015         SERIES 2015
-------------------------------------------------------------------------------------------------
Term Redemption Date      February 1, 2015   April 1, 2015     April 1, 2015       March 1, 2015
Optional Redemption Date  February 1, 2011   April 1, 2011     April 1, 2011       March 1, 2011
Premium Expiration Date   January 31, 2012  March 31, 2012    March 31, 2012   February 29, 2012
=================================================================================================

66 Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2010, was as follows:

                                   GEORGIA         GEORGIA           GEORGIA
                                   PREMIUM        DIVIDEND          DIVIDEND
                                    INCOME       ADVANTAGE       ADVANTAGE 2
                                      (NPG)*          (NZX)*            (NKG)**
--------------------------------------------------------------------------------
Average liquidation value of
  MTP Shares outstanding       $28,057,172     $14,340,000       $32,063,780
================================================================================

                                                             NORTH            NORTH            NORTH            NORTH
                                                          CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                           PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                            INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                              (NNC)***         (NRB)****        (NNO)****        (NII)*****
----------------------------------------------------------------------------------------------------------------------------
Average liquidation value  of MTP Shares outstanding   $24,238,931      $16,600,000      $29,493,651      $28,725,000
============================================================================================================================

* For the period February 22, 2010 (first issuance date of shares) through May 31, 2010.

** For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.

*** For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.

**** For the period March 30, 2010 (first issuance date of shares) through May 31, 2010.

***** For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Net amounts earned by Nuveen Investments, Inc. ("Nuveen") as underwriter of each Fund's MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2010, the net amounts earned by Nuveen were as follows:

                                    GEORGIA         GEORGIA            GEORGIA
                                    PREMIUM        DIVIDEND           DIVIDEND
                                     INCOME       ADVANTAGE        ADVANTAGE 2
                                       (NPG)           (NZX)              (NKG)
--------------------------------------------------------------------------------
Net amounts earned by Nuveen         $1,320            $500             $1,742
================================================================================

                                 NORTH        NORTH         NORTH         NORTH
                              CAROLINA     CAROLINA      CAROLINA      CAROLINA
                               PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NNC)        (NRB)         (NNO)         (NII)
--------------------------------------------------------------------------------
Net amounts earned by Nuveen    $1,302          $--           $--        $1,760
================================================================================

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of

                                                           Nuveen Investments 67

| Notes to
| Financial Statements (continued)

the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended May 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At May 31, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                          NORTH      NORTH        NORTH        NORTH
                                      GEORGIA    GEORGIA      GEORGIA  CAROLINA   CAROLINA     CAROLINA     CAROLINA
                                      PREMIUM   DIVIDEND     DIVIDEND   PREMIUM   DIVIDEND     DIVIDEND     DIVIDEND
                                       INCOME  ADVANTAGE  ADVANTAGE 2    INCOME  ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                         (NPG)      (NZX)        (NKG)     (NNC)      (NRB)        (NNO)        (NII)
---------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts       $--        $--          $--       $--        $--          $--          $--
=====================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2010, were as follows:

                                                                                        NORTH       NORTH       NORTH       NORTH
                                                  GEORGIA    GEORGIA      GEORGIA    CAROLINA    CAROLINA    CAROLINA    CAROLINA
                                                  PREMIUM   DIVIDEND     DIVIDEND     PREMIUM    DIVIDEND    DIVIDEND    DIVIDEND
                                                   INCOME  ADVANTAGE  ADVANTAGE 2      INCOME   ADVANTAGE ADVANTAGE 2 ADVANTAGE 3
                                                     (NPG)      (NZX)        (NKG)       (NNC)       (NRB)       (NNO)       (NII)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding  $1,190,000   $660,000   $1,395,000  $5,195,000  $7,160,000  $4,805,000  $7,480,000
Average annual interest rate and fees                0.65%      0.65%        0.65%       0.66%       0.51%       0.48%       0.49%
==================================================================================================================================

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward interest rate swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward interest rate swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2010.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin

68 Nuveen Investments
requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, where applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Each Fund's offering costs incurred were as follows:

                                      GEORGIA        GEORGIA         GEORGIA
                                      PREMIUM       DIVIDEND        DIVIDEND
                                       INCOME      ADVANTAGE     ADVANTAGE 2
                                         (NPG)          (NZX)           (NKG)
-------------------------------------------------------------------------------
MTP Shares offering costs            $653,780       $419,600        $737,233
===============================================================================

                                North         North         North        North
                             Carolina      Carolina      Carolina     Carolina
                              Premium      Dividend      Dividend     Dividend
                               Income     Advantage   Advantage 2  Advantage 3
                                 (NNC)         (NRB)         (NNO)        (NII)
-------------------------------------------------------------------------------
MTP Shares offering costs    $668,198      $504,000      $710,500     $699,115
===============================================================================

                                                           Nuveen Investments 69

| Notes to
| Financial Statements (continued)

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS
In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

  Level 1 - Quoted prices in active markets for identical securities.
  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
  Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2010:

GEORGIA PREMIUM INCOME (NPG)                    LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $83,035,864            $--      $83,035,864
========================================================================================================
GEORGIA DIVIDEND ADVANTAGE (NZX)                LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $43,465,504            $--      $43,465,504
========================================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)              LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $96,755,675            $--      $96,755,675
========================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)             LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--     $142,179,077            $--     $142,179,077
========================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)         LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $56,281,380            $--      $56,281,380
========================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)       LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $88,737,834            $--      $88,737,834
========================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)       LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                $--      $92,259,761            $--      $92,259,761
========================================================================================================

70 Nuveen Investments

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. FUND SHARES
Common Shares
Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

                                                   GEORGIA                 GEORGIA DIVIDEND            GEORGIA DIVIDEND
                                             PREMIUM INCOME (NPG)           ADVANTAGE (NZX)            ADVANTAGE 2 (NKG)
                                          -------------------------   -------------------------   -------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              5/31/10       5/31/09       5/31/10       5/31/09       5/31/10       5/31/09
---------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions            --            --           686            --           327           284
===========================================================================================================================

                                                                            NORTH CAROLINA              NORTH CAROLINA
                                                                         PREMIUM INCOME (NNC)      DIVIDEND ADVANTAGE (NRB)
                                                                      -------------------------   -------------------------
                                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                          5/31/10       5/31/09       5/31/10       5/31/09
---------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                     5,785            --         3,076         2,524
===========================================================================================================================

                                                                            NORTH CAROLINA             NORTH CAROLINA
                                                                               DIVIDEND                   DIVIDEND
                                                                           ADVANTAGE 2 (NNO)          ADVANTAGE 3 (NII)
                                                                      -------------------------   -------------------------
                                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                          5/31/10       5/31/09       5/31/10       5/31/09
---------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                     1,620            --         2,340           892
===========================================================================================================================

Preferred Shares

Transactions in ARPS were as follows:

                                              GEORGIA PREMIUM INCOME (NPG)                  GEORGIA DIVIDEND ADVANTAGE (NZX)
                                  ------------------------------------------------   -----------------------------------------------
                                         YEAR ENDED                YEAR ENDED               YEAR ENDED            YEAR ENDED
                                           5/31/10                   5/31/09                  5/31/10               5/31/09
                                  --------------------------------------------------------------------------------------------------
                                   SHARES          AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series M                            --   $          --        --           $ --       600   $ 15,000,000        --          $ --
   Series TH                        1,112      27,800,000        --             --        --             --        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                               1,112   $  27,800,000        --           $ --       600   $ 15,000,000        --          $ --
====================================================================================================================================

                                          GEORGIA DIVIDEND ADVANTAGE 2 (NKG)                NORTH CAROLINA PREMIUM INCOME (NNC)
                                  ------------------------------------------------    ----------------------------------------------
                                         YEAR ENDED                YEAR ENDED                  YEAR ENDED          YEAR ENDED
                                           5/31/10                   5/31/09                     5/31/10             5/31/09
                                  --------------------------------------------------------------------------------------------------
                                   SHARES          AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series TH                           --   $          --        --   $         --       944   $ 23,600,000        66   $ 1,650,000
   Series F                         1,268      31,700,000        52      1,300,000        --             --        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                               1,268   $  31,700,000        52   $  1,300,000       944   $ 23,600,000        66   $ 1,650,000
====================================================================================================================================

                                                           Nuveen Investments 71

| Notes to
| Financial Statements (continued)

                                       NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)          NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
                                  ------------------------------------------------   -----------------------------------------------
                                        YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                          5/31/10                   5/31/09                  5/31/10                5/31/09
                                  --------------------------------------------------------------------------------------------------
                                   SHARES          AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for
   redemption:
   Series T                           680   $  17,000,000        --           $ --        --   $         --        --          $ --
   Series F                            --              --        --             --     1,120     28,000,000        --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                 680   $  17,000,000        --           $ --     1,120   $ 28,000,000        --          $ --
====================================================================================================================================

                                                                                        NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
                                                                                     -----------------------------------------------
                                                                                           YEAR ENDED               YEAR ENDED
                                                                                             5/31/10                  5/31/09
                                                                                     -----------------------------------------------
                                                                                      SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed and/or noticed for redemption:
   Series W                                                                            1,120   $ 28,000,000        --          $ --
====================================================================================================================================

Transactions in MTP Shares were as follows:


                                          GEORGIA PREMIUM INCOME (NPG)                       GEORGIA DIVIDEND ADVANTAGE (NZX)
                              --------------------------------------------------   -------------------------------------------------
                                      YEAR ENDED                YEAR ENDED                 YEAR ENDED               YEAR ENDED
                                        5/31/10                   5/31/09                    5/31/10                  5/31/09
                              ------------------------------------------------------------------------------------------------------
                                 SHARES          AMOUNT    SHARES         AMOUNT      SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                2,834,000   $  28,340,000        --           $ --   1,434,000   $ 14,340,000        --          $ --
====================================================================================================================================

                                       GEORGIA DIVIDEND ADVANTAGE 2 (NKG)                  NORTH CAROLINA PREMIUM INCOME (NNC)
                              --------------------------------------------------   -------------------------------------------------
                                      YEAR ENDED                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                                        5/31/10                    5/31/09                   5/31/10                  5/31/09
                              ------------------------------------------------------------------------------------------------------
                                 SHARES          AMOUNT    SHARES         AMOUNT      SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                3,226,500   $  32,265,000        --           $ --   2,430,000   $ 24,300,000        --          $ --
====================================================================================================================================

                                     NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)            NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
                              --------------------------------------------------   -------------------------------------------------
                                      YEAR ENDED                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                                        5/31/10                    5/31/09                   5/31/10                  5/31/09
                              ------------------------------------------------------------------------------------------------------
                                 SHARES          AMOUNT    SHARES         AMOUNT      SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                1,660,000   $  16,600,000        --           $ --   2,970,000   $ 29,700,000        --          $ --
====================================================================================================================================

                                                                                        NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
                                                                                   -------------------------------------------------
                                                                                           YEAR ENDED               YEAR ENDED
                                                                                              5/31/10                 5/31/09
                                                                                   -------------------------------------------------
                                                                                      SHARES         AMOUNT    SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MTP Shares issued:
   Series 2015                                                                     2,872,500   $ 28,725,000        --          $ --
====================================================================================================================================

72 Nuveen Investments

5. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

                                     GEORGIA           GEORGIA          GEORGIA
                                     PREMIUM          DIVIDEND         DIVIDEND
                                      INCOME         ADVANTAGE      ADVANTAGE 2
                                        (NPG)             (NZX)            (NKG)
--------------------------------------------------------------------------------
Purchases                       $  4,664,465      $  2,182,634     $  6,206,103
Sales and maturities               1,758,497         1,702,038        3,138,515
================================================================================

                            NORTH          NORTH           NORTH          NORTH
                         CAROLINA       CAROLINA        CAROLINA       CAROLINA
                          PREMIUM       DIVIDEND        DIVIDEND       DIVIDEND
                           INCOME      ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                             (NNC)          (NRB)           (NNO)          (NII)
--------------------------------------------------------------------------------
Purchases             $ 9,879,787    $ 3,186,401     $ 8,727,576    $ 5,986,415
Sales and maturities    8,768,489      3,670,646       7,785,058      5,484,524
================================================================================

6. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                        GEORGIA         GEORGIA         GEORGIA
                                        PREMIUM        DIVIDEND        DIVIDEND
                                         INCOME       ADVANTAGE     ADVANTAGE 2
                                           (NPG)           (NZX)           (NKG)
--------------------------------------------------------------------------------
Cost of investments               $  78,402,726   $  41,376,204   $  92,525,026
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                   $   3,794,243   $   1,646,441   $   3,372,562
   Depreciation                        (350,733)       (216,722)       (537,751)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments  $   3,443,510   $   1,429,719   $   2,834,811
================================================================================

                                          NORTH           NORTH           NORTH           NORTH
                                       CAROLINA        CAROLINA        CAROLINA        CAROLINA
                                        PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                         INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                           (NNC)           (NRB)           (NNO)           (NII)
------------------------------------------------------------------------------------------------
Cost of investments               $ 131,535,366   $  46,859,730   $  80,584,751   $  81,890,907
------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                   $   5,861,410   $   2,425,584   $   3,671,565   $   3,264,432
   Depreciation                        (411,655)       (164,122)       (323,515)       (375,035)
------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments  $   5,449,755   $   2,261,462   $   3,348,050   $   2,889,397
================================================================================================

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds' components of common share net assets at May 31, 2010, the Funds' tax year end, as follows:

                                                          GEORGIA      GEORGIA       GEORGIA
                                                          PREMIUM     DIVIDEND      DIVIDEND
                                                           INCOME    ADVANTAGE   ADVANTAGE 2
                                                             (NPG)        (NZX)         (NKG)
---------------------------------------------------------------------------------------------
Paid-in-surplus                                       $   (35,347)   $ (22,672)  $   (49,649)
Undistributed (Over-distribution of) net investment
   income                                                  35,322       22,661        49,646
Accumulated net realized gain (loss)                           25           11             3
=============================================================================================

                                                               NORTH         NORTH            NORTH             NORTH
                                                            CAROLINA      CAROLINA         CAROLINA          CAROLINA
                                                             PREMIUM      DIVIDEND         DIVIDEND          DIVIDEND
                                                              INCOME     ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
                                                                (NNC)         (NRB)            (NNO)             (NII)
----------------------------------------------------------------------------------------------------------------------
Paid-in-surplus                                          $   (47,887)    $ (17,360)     $   (24,479)      $   (42,501)
Undistributed (Over-distribution of) net investment
   income                                                     47,717        17,360           24,487            42,501
Accumulated net realized gain (loss)                             170            --               (8)               --
======================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds' tax year end, were as follows:

                                                                     GEORGIA          GEORGIA           GEORGIA
                                                                     PREMIUM         DIVIDEND          DIVIDEND
                                                                      INCOME        ADVANTAGE       ADVANTAGE 2
                                                                        (NPG)            (NZX)             (NKG)
----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $  798,730       $  419,283       $   814,267
Undistributed net ordinary income **                                   1,516              640             1,735
Undistributed net long-term capital gains                                 --               --                --
================================================================================================================

                                                   NORTH               NORTH            NORTH             NORTH
                                                CAROLINA            CAROLINA         CAROLINA          CAROLINA
                                                 PREMIUM            DIVIDEND         DIVIDEND          DIVIDEND
                                                  INCOME           ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
                                                    (NNC)               (NRB)            (NNO)             (NII)
----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *        $ 1,341,801          $  583,187      $   917,261       $   799,267
Undistributed net ordinary income **               5,418                  --               --             1,527
Undistributed net long-term capital gains             --                  --               --                --
================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 3, 2010, paid on June 1, 2010.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

74 Nuveen Investments

The tax character of distributions paid during the Funds' tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                                 GEORGIA          GEORGIA           GEORGIA
                                                                                 PREMIUM         DIVIDEND          DIVIDEND
                                                                                  INCOME        ADVANTAGE       ADVANTAGE 2
2010                                                                                (NPG)            (NZX)             (NKG)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                 $  2,778,948     $  1,553,295      $  3,437,916
Distributions from net ordinary income**                                              --               --                --
Distributions from net long-term capital gains****                                    --               --                --
============================================================================================================================

                                                               NORTH               NORTH            NORTH             NORTH
                                                            CAROLINA            CAROLINA         CAROLINA          CAROLINA
                                                             PREMIUM            DIVIDEND         DIVIDEND          DIVIDEND
                                                              INCOME           ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
2010                                                            (NNC)               (NRB)            (NNO)             (NII)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***              $ 4,835,850        $  1,912,327     $  3,044,632      $  3,185,473
Distributions from net ordinary income**                          --                  --               --                --
Distributions from net long-term capital gains****                --                  --           11,059                --
============================================================================================================================


                                                                                 GEORGIA          GEORGIA           GEORGIA
                                                                                 PREMIUM         DIVIDEND          DIVIDEND
                                                                                  INCOME        ADVANTAGE       ADVANTAGE 2
2009                                                                                (NPG)            (NZX)             (NKG)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                    $  2,958,373     $  1,633,407      $  3,619,879
Distributions from net ordinary income**                                              --               --                --
Distributions from net long-term capital gains                                        --               --                --
============================================================================================================================


                                                               NORTH               NORTH            NORTH             NORTH
                                                            CAROLINA            CAROLINA         CAROLINA          CAROLINA
                                                             PREMIUM            DIVIDEND         DIVIDEND          DIVIDEND
                                                              INCOME           ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
2009                                                            (NNC)               (NRB)            (NNO)             (NII)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $ 4,870,524        $  1,960,838     $  3,050,360      $  3,242,962
Distributions from net ordinary income**                          --                  --               --                --
Distributions from net long-term capital gains                    --                  --               --                --
============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.
**** The Funds designate as a long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

                                                           Nuveen Investments 75

| Notes to
| Financial Statements (continued)

At May 31, 2010, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                        GEORGIA         GEORGIA         GEORGIA   NORTH CAROLINA   NORTH CAROLINA   NORTH CAROLINA   NORTH CAROLINA
                        PREMIUM        DIVIDEND        DIVIDEND          PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                         INCOME       ADVANTAGE     ADVANTAGE 2           INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                           (NPG)           (NZX)           (NKG)            (NNC)            (NRB)            (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012   $          --    $         --   $          --     $         --     $         --      $        --     $    119,458
   May 31, 2013              --              --         102,004               --               --               --           36,008
   May 31, 2014              --          28,170         287,093               --               --               --          474,910
   May 31, 2015              --          17,587              --               --               --               --               --
   May 31, 2016              --              --              --               --           38,847               --          115,010
   May 31, 2017         903,290         129,031       1,087,212          356,246            3,765               --           42,115
   May 31, 2018         393,867         247,287       1,329,548          353,181          174,232          588,094           56,088
------------------------------------------------------------------------------------------------------------------------------------
Total             $   1,297,157    $    422,075   $   2,805,857     $    709,427     $    216,844      $   588,094     $    843,589
====================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                    GEORGIA          GEORGIA     NORTH CAROLINA
                                    PREMIUM         DIVIDEND           DIVIDEND
                                     INCOME      ADVANTAGE 2          ADVANTAGE
                                       (NPG)            (NKG)              (NRB)
--------------------------------------------------------------------------------
Post-October capital losses      $   22,422      $    51,040         $    2,300
================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                    GEORGIA PREMIUM INCOME (NPG)
                                             NORTH CAROLINA PREMIUM INCOME (NNC)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
                                       NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
                                       NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

76 Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:


COMPLEX-LEVEL MANAGED ASSET BREAKPOINT
LEVEL*                                       EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

* The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                          .30%         2007                            .25%
2002                           .30          2008                            .20
2003                           .30          2009                            .15
2004                           .30          2010                            .10
2005                           .30          2011                            .05
2006                           .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                          .32%         2007                            .32%
2003                           .32          2008                            .24
2004                           .32          2009                            .16
2005                           .32          2010                            .08
2006                           .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of their fees and expenses beyond September 30, 2010.

                                                           Nuveen Investments 77

| Notes to
| Financial Statements (continued)

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
JANUARY 31,                                JANUARY 31,
--------------------------------------------------------------------------------
2001*                         .30%         2007                             .25%
2002                          .30          2008                             .20
2003                          .30          2009                             .15
2004                          .30          2010                             .10
2005                          .30          2011                             .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
NOVEMBER 30,                               NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                         .30%         2007                             .25%
2002                          .30          2008                             .20
2003                          .30          2009                             .15
2004                          .30          2010                             .10
2005                          .30          2011                             .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

8. NEW ACCOUNTING STANDARDS

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

78 Nuveen Investments

| Financial
| Highlights

                                                           Nuveen Investments 79

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                               INVESTMENT OPERATIONS
                                          ---------------------------------------------------------------------
                                                                    DISTRIBUTIONS   DISTRIBUTIONS
                                                                         FROM NET            FROM
                                                                       INVESTMENT         CAPITAL
                                 BEGINNING                              INCOME TO        GAINS TO
                                    COMMON                      NET  AUCTION RATE    AUCTION RATE
                                     SHARE         NET    REALIZED/     PREFERRED       PREFERRED
                                 NET ASSET  INVESTMENT   UNREALIZED        SHARE-          SHARE-
                                     VALUE      INCOME  GAIN (LOSS)       HOLDERS(a)      HOLDERS(a)     TOTAL
---------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                             $   13.72     $   .78     $    .66      $   (.02)       $     --      $  1.42
2009                                 14.19         .85         (.55)         (.16)             --          .14
2008                                 14.55         .84         (.30)         (.24)           (.01)         .29
2007                                 14.55         .86          .04          (.23)             --          .67
2006                                 15.19         .87         (.48)         (.17)           (.01)         .21

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                                 13.98         .84          .75          (.02)             --         1.57
2009                                 14.47         .91         (.57)         (.17)             --          .17
2008                                 14.65         .90         (.16)         (.26)             --          .48
2007                                 14.71         .92          .02          (.25)             --          .69
2006                                 15.30         .94         (.47)         (.19)             --          .28
===============================================================================================================


                                                              LESS DISTRIBUTIONS
                                          ---------------------------------------------------------
                                      NET
                               INVESTMENT       CAPITAL                        ENDING
                                INCOME TO      GAINS TO                        COMMON
                                   COMMON        COMMON                         SHARE       ENDING
                                   SHARE-        SHARE-                     NET ASSET       MARKET
                                  HOLDERS       HOLDERS         TOTAL           VALUE        VALUE
---------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                             $   (.68)     $     --      $   (.68)     $    14.46     $  13.95
2009                                 (.61)           --          (.61)          13.72        12.10
2008                                 (.61)         (.04)         (.65)          14.19        13.15
2007                                 (.67)           --          (.67)          14.55        14.12
2006                                 (.78)         (.07)         (.85)          14.55        15.16

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                                 (.74)           --          (.74)          14.81        15.18
2009                                 (.66)           --          (.66)          13.98        13.46
2008                                 (.66)           --          (.66)          14.47        13.47
2007                                 (.75)           --          (.75)          14.65        16.00
2006                                 (.87)           --          (.87)          14.71        15.50
===================================================================================================

                             AUCTION RATE PREFERRED SHARES                     MUNIFUND TERM PREFERRED SHARES
                                   AT END OF PERIOD                                    AT END OF PERIOD
                     ---------------------------------------    --------------------------------------------------------------
                       AGGREGATE                                 AGGREGATE                   ENDING     AVERAGE
                          AMOUNT   LIQUIDATION         ASSET        AMOUNT  LIQUIDATION      MARKET      MARKET         ASSET
                     OUTSTANDING         VALUE      COVERAGE   OUTSTANDING        VALUE       VALUE       VALUE      COVERAGE
                            (000)    PER SHARE     PER SHARE          (000)   PER SHARE   PER SHARE   PER SHARE     PER SHARE
------------------------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                   $      --     $      --     $      --     $  28,340     $  10.00     $  9.99     $  9.99*     $  29.41
2009                      27,800        25,000        71,967            --           --          --          --            --
2008                      27,800        25,000        73,571            --           --          --          --            --
2007                      27,800        25,000        74,784            --           --          --          --            --
2006                      27,800        25,000        74,747            --           --          --          --            --

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                          --            --            --        14,340        10.00        9.97        9.98*     $  30.35
2009                      15,000        25,000        70,871            --           --          --          --            --
2008                      15,000        25,000        72,497            --           --          --          --            --
2007                      15,000        25,000        73,052            --           --          --          --            --
2006                      15,000        25,000        73,187            --           --          --          --            --
==============================================================================================================================

80 Nuveen Investments

                                                       RATIOS/SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS             RATIOS TO AVERAGE NET ASSETS
                                   APPLICABLE TO COMMON SHARES             APPLICABLE TO COMMON SHARES
TOTAL RETURNS                        BEFORE REIMBURSEMENT(c)                AFTER REIMBURSEMENT(c)(d)
-----------------      --------------------------------------------  -----------------------------------------
            BASED         ENDING
               ON            NET
 BASED     COMMON         ASSETS
    ON  SHARE NET     APPLICABLE   EXPENSES    EXPENSES         NET  EXPENSES    EXPENSES        NET PORTFOLIO
MARKET      ASSET      TO COMMON  INCLUDING   EXCLUDING  INVESTMENT INCLUDING   EXCLUDING INVESTMENT  TURNOVER
 VALUE(b)   VALUE(b)  SHARES(000)  INTEREST(e) INTEREST      INCOME  INTEREST(e) INTEREST     INCOME      RATE
---------------------------------------------------------------------------------------------------------------
 21.21%     10.52%     $  55,018       1.69%       1.30%       5.51%      N/A         N/A        N/A         2%
 (2.86)      1.33         52,227       1.44        1.33        6.44       N/A         N/A        N/A        12
 (2.17)      2.06         54,011       1.25        1.25        5.86       N/A         N/A        N/A        31
 (2.55)      4.62         55,359       1.25        1.25        5.84       N/A         N/A        N/A         4
 (4.12)      1.42         55,318       1.25        1.25        5.87       N/A         N/A        N/A        15

---------------------------------------------------------------------------------------------------------------

 18.75      11.41         29,179       1.76        1.37        5.62      1.58%       1.19%      5.81%        4
  5.67       1.46         27,522       1.53        1.42        6.50      1.27        1.16       6.76         8
(11.73)      3.33         28,498       1.32        1.32        5.86       .99         .99       6.19        22
  8.10       4.75         28,831       1.35        1.35        5.74       .94         .94       6.14        11
  2.91       1.87         28,912       1.31        1.31        5.82       .86         .86       6.27         5
===============================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, were applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

N/A   Fund does not have a contractual reimbursement with the Adviser.

* For the period February 22, 2010 (first issuance dates of shares) through May 31, 2010.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 81

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                        INVESTMENT OPERATIONS
                                    ------------------------------------------------------------------------
                                                                 DISTRIBUTIONS     DISTRIBUTIONS
                                                                      FROM NET              FROM
                                                                    INVESTMENT           CAPITAL
                       BEGINNING                                     INCOME TO          GAINS TO
                          COMMON                         NET      AUCTION RATE      AUCTION RATE
                           SHARE           NET      REALIZED/        PREFERRED         PREFERRED
                       NET ASSET    INVESTMENT    UNREALIZED            SHARE-            SHARE-
                           VALUE        INCOME    GAIN (LOSS)          HOLDERS(a)        HOLDERS(a)    TOTAL
-------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                    $  13.27        $  .78       $   .87           $  (.02)            $  --     $  1.63
2009                       13.92           .87          (.73)             (.16)               --        (.02)
2008                       14.44           .88          (.50)             (.26)               --         .12
2007                       14.25           .89           .17              (.24)               --         .82
2006                       14.71           .88          (.45)             (.19)               --         .24
=============================================================================================================


                                      LESS DISTRIBUTIONS
                              -------------------------------
                                     NET
                              INVESTMENT    CAPITAL                 ENDING
                               INCOME TO   GAINS TO                 COMMON
                                  COMMON     COMMON                  SHARE     ENDING
                                  SHARE-     SHARE-              NET ASSET     MARKET
                                 HOLDERS    HOLDERS     TOTAL        VALUE      VALUE
--------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------------
Year Ended 5/31:
2010                             $  (.69)     $  --   $  (.69)    $  14.21   $  14.00
2009                                (.63)        --      (.63)       13.27      11.88
2008                                (.64)        --      (.64)       13.92      13.18
2007                                (.63)        --      (.63)       14.44      14.50
2006                                (.70)        --      (.70)       14.25      13.26
======================================================================================

                             AUCTION RATE PREFERRED SHARES                     MUNIFUND TERM PREFERRED SHARES
                                   AT END OF PERIOD                                    AT END OF PERIOD
                     --------------------------------------    ---------------------------------------------------------------
                       AGGREGATE                                 AGGREGATE                    ENDING     AVERAGE
                          AMOUNT    LIQUIDATION       ASSET         AMOUNT   LIQUIDATION      MARKET      MARKET        ASSET
                     OUTSTANDING          VALUE    COVERAGE    OUTSTANDING         VALUE       VALUE       VALUE     COVERAGE
                            (000)     PER SHARE   PER SHARE           (000)    PER SHARE   PER SHARE   PER SHARE    PER SHARE
------------------------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                   $      --    $        --   $      --    $    32,265    $    10.00   $   10.00   $    9.99*   $   30.06
2009                      31,700         25,000      72,649             --            --          --          --           --
2008                      33,000         25,000      73,032             --            --          --          --           --
2007                      33,000         25,000      74,825             --            --          --          --           --
2006                      33,000         25,000      74,168             --            --          --          --           --
==============================================================================================================================

82 Nuveen Investments

                                                       RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS                  RATIOS TO AVERAGE NET ASSETS
                                   APPLICABLE TO COMMON SHARES                   APPLICABLE TO COMMON SHARES
 TOTAL RETURNS                       BEFORE REIMBURSEMENT(c)                       AFTER REIMBURSEMENT(c)(d)
--------------------    ------------------------------------------------    ----------------------------------------------

               BASED        ENDING
                  ON           NET
  BASED       COMMON        ASSETS
     ON    SHARE NET    APPLICABLE    EXPENSES     EXPENSES          NET     EXPENSES     EXPENSES          NET  PORTFOLIO
 MARKET        ASSET     TO COMMON   INCLUDING    EXCLUDING   INVESTMENT    INCLUDING    EXCLUDING   INVESTMENT   TURNOVER
  VALUE(b)     VALUE(b) SHARES(000)   INTEREST(e)  INTEREST       INCOME     INTEREST(e)  INTEREST       INCOME       RATE
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  24.23%       12.54%   $   64,721        1.75%        1.28%        5.43%        1.59%        1.12%        5.59%         3%
  (4.77)         .20        60,419        1.42         1.32         6.54         1.13         1.02         6.84         13
  (4.64)         .89        63,402        1.23         1.23         5.82          .83          .83         6.22         23
  14.40         5.79        65,770        1.24         1.24         5.63          .75          .75         6.11          7
  (1.61)        1.68        64,901        1.24         1.24         5.63          .76          .76         6.11          7
===========================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, were applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)   The expense ratios reflect, among other things, payments to MuniFund
      Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

* For the period January 29, 2010 (first issuance dates of shares) through May 31, 2010.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 83

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS
                                     ---------------------------------------------------------------------
                                                               DISTRIBUTIONS    DISTRIBUTIONS
                                                                    FROM NET             FROM
                                                                  INVESTMENT          CAPITAL
                        BEGINNING                                  INCOME TO         GAINS TO
                           COMMON                       NET     AUCTION RATE     AUCTION RATE
                            SHARE          NET     REALIZED/       PREFERRED        PREFERRED
                        NET ASSET   INVESTMENT   UNREALIZED           SHARE-           SHARE-
                            VALUE       INCOME   GAIN (LOSS)         HOLDERS(a)       HOLDERS(a)    TOTAL
----------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                    $   13.78      $   .81     $    .87         $   (.03)        $     --    $   1.65
2009                        13.98          .85         (.27)            (.17)              --         .41
2008                        14.36          .84         (.35)            (.23)            (.01)        .25
2007                        14.34          .85          .07             (.23)              --*        .69
2006                        15.16          .88         (.57)            (.16)            (.02)        .13

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                        14.52          .94          .64             (.03)              --        1.55
2009                        14.52          .95         (.08)            (.17)              --         .70
2008                        14.78          .93         (.22)            (.24)            (.01)        .46
2007                        14.87          .93          .03             (.22)            (.01)        .73
2006                        15.46          .94         (.48)            (.17)              --         .29
==========================================================================================================


                                     LESS DISTRIBUTIONS
                             ----------------------------------
                                    NET
                             INVESTMENT     CAPITAL                   ENDING
                              INCOME TO    GAINS TO                   COMMON
                                 COMMON      COMMON                    SHARE      ENDING
                                 SHARE-      SHARE-                NET ASSET      MARKET
                                HOLDERS     HOLDERS       TOTAL        VALUE       VALUE
-----------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2010                           $   (.71)   $     --    $   (.71)   $   14.72   $   15.37
2009                               (.61)         --        (.61)       13.78       12.60
2008                               (.59)       (.04)       (.63)       13.98       13.30
2007                               (.66)       (.01)       (.67)       14.36       14.30
2006                               (.79)       (.16)       (.95)       14.34       15.09

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2010                               (.81)         --        (.81)       15.26       16.15
2009                               (.70)         --        (.70)       14.52       14.26
2008                               (.69)       (.03)       (.72)       14.52       15.28
2007                               (.77)       (.05)       (.82)       14.78       16.44
2006                               (.88)         --        (.88)       14.87       17.70
=========================================================================================


                             AUCTION RATE PREFERRED SHARES                   MUNIFUND TERM PREFERRED SHARES
                                   AT END OF PERIOD                                 AT END OF PERIOD
                    --------------------------------------   ----------------------------------------------------------------
                      AGGREGATE                                AGGREGATE                    ENDING     AVERAGE
                         AMOUNT   LIQUIDATION        ASSET        AMOUNT   LIQUIDATION      MARKET      MARKET         ASSET
                    OUTSTANDING         VALUE     COVERAGE   OUTSTANDING         VALUE       VALUE       VALUE      COVERAGE
                           (000)    PER SHARE    PER SHARE          (000)    PER SHARE   PER SHARE   PER SHARE     PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                  $  21,550    $   25,000   $   76,020    $   24,300     $   10.00   $    9.99   $   10.01**   $   30.41
2009                     46,800        25,000       71,773            --            --          --          --            --
2008                     46,800        25,000       72,450            --            --          --          --            --
2007                     46,800        25,000       73,713            --            --          --          --            --
2006                     46,800        25,000       73,629            --            --          --          --            --

NORTH CAROLINA DIVIDEND ADVANTAGE(NRB)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         --            --           --        16,600         10.00       10.00        9.97***  $   30.85
2009                     17,000        25,000       73,373            --            --          --          --            --
2008                     17,000        25,000       73,335            --            --          --          --            --
2007                     17,000        25,000       74,130            --            --          --          --            --
2006                     17,000        25,000       74,319            --            --          --          --            --
=============================================================================================================================


                                             AUCTION RATE PREFERRED SHARES
                                          AND MUNIFUND TERM PREFERRED SHARES
                                                     AT END OF PERIOD
                                         ------------------------------------
                                                       ASSET COVERAGE PER $1
                                                      LIQUIDATION PREFERENCE
-----------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2010                                                                 $  3.04
2009                                                                      --
2008                                                                      --
2007                                                                      --
2006                                                                      --

NORTH CAROLINA DIVIDEND ADVANTAGE(NRB)
-----------------------------------------------------------------------------
Year Ended 5/31:
2010                                                                      --
2009                                                                      --
2008                                                                      --
2007                                                                      --
2006                                                                      --
=============================================================================

84 Nuveen Investments

                                                          RATIOS/SUPPLEMENTAL DATA
                     --------------------------------------------------------------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS                    RATIOS TO AVERAGE NET ASSETS
                                APPLICABLE TO COMMON SHARES                     APPLICABLE TO COMMON SHARES
  TOTAL RETURNS                    BEFORE REIMBURSEMENT(c)                        AFTER REIMBURSEMENT(c)(d)
------------------   ------------------------------------------------   -----------------------------------------------

             BASED        ENDING
                ON           NET
 BASED      COMMON        ASSETS
    ON   SHARE NET    APPLICABLE   EXPENSES    EXPENSES           NET    EXPENSES    EXPENSES          NET   PORTFOLIO
MARKET       ASSET     TO COMMON  INCLUDING   EXCLUDING    INVESTMENT   INCLUDING   EXCLUDING   INVESTMENT    TURNOVER
 VALUE(b)    VALUE(b) SHARES(000)  INTEREST(e) INTEREST        INCOME    INTEREST(e) INTEREST       INCOME        RATE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 28.20%      12.24%  $   93,570        1.54%       1.25%         5.68%        N/A         N/A          N/A           6%
  (.44)       3.22       87,558        1.39        1.32          6.43         N/A         N/A          N/A           4
 (2.52)       1.76       88,827        1.39        1.25          5.94         N/A         N/A          N/A          12
  (.78)       4.84       91,191        1.27        1.24          5.82         N/A         N/A          N/A          13
 (6.84)        .87       91,033        1.25        1.25          5.98         N/A         N/A          N/A          16
-----------------------------------------------------------------------------------------------------------------------
 19.40       10.88       34,617        1.63        1.31          6.13        1.51%       1.19%        6.25%          6
 (1.82)       5.17       32,894        1.71        1.37          6.63        1.51        1.16         6.83           7
 (2.28)       3.26       32,868        1.91        1.29          6.07        1.63        1.01         6.35           6
 (2.26)       4.98       33,409        1.68        1.29          5.82        1.34         .95         6.17          15
  8.03        1.93       33,537        1.29        1.29          5.79         .86         .86         6.22           4
=======================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, were applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)   The expense ratios reflect, among other things, payments to MuniFund
      Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

N/A   Fund does not have a contractual reimbursement with the Adviser.

*     Rounds to less than $.01 per share.

** For the period January 21, 2010 (first issuance dates of shares) through May 31, 2010.

*** For the period March 30, 2010 (first issuance dates of shares) through May 31, 2010.

                                See accompanying notes to financial statements.

                                                          Nuveen Investments 85

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:


                                                    INVESTMENT OPERATIONS
                                  ---------------------------------------------------------------------
                                                            DISTRIBUTIONS    DISTRIBUTIONS
                                                                 FROM NET             FROM
                                                               INVESTMENT          CAPITAL
                      BEGINNING                                 INCOME TO         GAINS TO
                         COMMON                       NET    AUCTION RATE     AUCTION RATE
                          SHARE          NET     REALIZED/      PREFERRED        PREFERRED
                      NET ASSET   INVESTMENT   UNREALIZED          SHARE-           SHARE-
                          VALUE       INCOME   GAIN (LOSS)        HOLDERS(a)       HOLDERS(a)    TOTAL
-------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                  $   14.31      $   .89     $    .70        $   (.03)        $     --*   $   1.56
2009                      14.47          .92         (.26)           (.17)              --         .49
2008                      14.76          .91         (.24)           (.25)            (.02)        .40
2007                      14.75          .91          .10            (.23)            (.01)        .77
2006                      15.55          .92         (.60)           (.17)            (.01)        .14

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                      14.00          .85          .67            (.02)              --        1.50
2009                      14.13          .90         (.21)           (.16)              --         .53
2008                      14.38          .88         (.25)           (.23)              --         .40
2007                      14.26          .89          .11            (.23)              --         .77
2006                      14.78          .88         (.50)           (.18)              --         .20
=======================================================================================================


                             LESS DISTRIBUTIONS
                           -----------------------
                                  NET
                           INVESTMENT      CAPITAL                  ENDING
                            INCOME TO     GAINS TO                  COMMON
                               COMMON       COMMON                   SHARE      ENDING
                               SHARE-       SHARE-               NET ASSET      MARKET
                              HOLDERS      HOLDERS      TOTAL        VALUE       VALUE
---------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2010                         $   (.78)    $     --*  $   (.78)   $   15.09   $   15.73
2009                             (.65)          --       (.65)       14.31       13.60
2008                             (.63)        (.06)      (.69)       14.47       13.66
2007                             (.71)        (.05)      (.76)       14.76       15.50
2006                             (.82)        (.12)      (.94)       14.75       15.28

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2010                             (.75)         --        (.75)       14.75       15.86
2009                             (.66)         --        (.66)       14.00       13.60
2008                             (.65)         --        (.65)       14.13       14.12
2007                             (.65)         --        (.65)       14.38       14.64
2006                             (.72)         --        (.72)       14.26       14.42
=======================================================================================

                              AUCTION RATE PREFERRED SHARES                         MUNIFUND TERM PREFERRED SHARES
                                    AT END OF PERIOD                                      AT END OF PERIOD
                      --------------------------------------------------------------------------------------------------------
                       AGGREGATE                                 AGGREGATE                    ENDING     AVERAGE
                          AMOUNT    LIQUIDATION        ASSET        AMOUNT   LIQUIDATION      MARKET      MARKET         ASSET
                     OUTSTANDING          VALUE     COVERAGE   OUTSTANDING         VALUE       VALUE       VALUE      COVERAGE
                            (000)     PER SHARE    PER SHARE          (000)    PER SHARE   PER SHARE   PER SHARE     PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                  $       --     $       --   $       --    $   29,700     $   10.00   $    9.97    $   9.97**   $   29.05
2009                      28,000         25,000       72,905            --            --          --          --            --
2008                      28,000         25,000       73,428            --            --          --          --            --
2007                      28,000         25,000       74,418            --            --          --          --            --
2006                      28,000         25,000       74,332            --            --          --          --            --

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010                          --             --           --        28,725         10.00       10.00        9.99***  $   30.21
2009                      28,000         25,000       74,165            --            --          --          --            --
2008                      28,000         25,000       74,602            --            --          --          --            --
2007                      28,000         25,000       75,457            --            --          --          --            --
2006                      28,000         25,000       75,044            --            --          --          --            --
===============================================================================================================================

86 Nuveen Investments

                                                          RATIOS/SUPPLEMENTAL DATA
                       --------------------------------------------------------------------------------------------------
                              RATIOS TO AVERAGE NET ASSETS                      RATIOS TO AVERAGE NET ASSETS
                               APPLICABLE TO COMMON SHARES                        APPLICABLE TO COMMON SHARES
   TOTAL RETURNS                 BEFORE REIMBURSEMENT(c)                           AFTER REIMBURSEMENT(c)(d)
-------------------    ------------------------------------------------   -----------------------------------------------

              BASED        ENDING
                 ON           NET
 BASED       COMMON        ASSETS
    ON    SHARE NET    APPLICABLE    EXPENSES     EXPENSES          NET    EXPENSES     EXPENSES          NET   PORTFOLIO
MARKET        ASSET     TO COMMON   INCLUDING    EXCLUDING   INVESTMENT   INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
 VALUE(b)     VALUE(b) SHARES(000)   INTEREST(e)  INTEREST       INCOME    INTEREST(e)  INTEREST       INCOME        RATE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 21.86%       11.11%    $  56,590        1.55%        1.27%        5.80%       1.36%        1.09%        5.99%          9%
  4.72         3.69        53,653        1.48         1.32         6.39        1.21         1.05         6.66           4
 (7.33)        2.83        54,240        1.54         1.25         5.87        1.21          .91         6.20           8
  6.64         5.24        55,349        1.39         1.24         5.68         .97          .83         6.09           9
  (.18)         .97        55,251        1.24         1.24         5.62         .79          .79         6.07           9
--------------------------------------------------------------------------------------------------------------------------
 22.76        10.95        58,054        1.76         1.28         5.71        1.60         1.12         5.87           6
  1.43         4.11        55,065        1.55         1.31         6.39        1.26         1.02         6.68           4
  1.12         2.90        55,555        1.68         1.24         5.79        1.28          .84         6.19          15
  6.23         5.48        56,511        1.49         1.23         5.62        1.02          .76         6.09          12
 (1.59)        1.41        56,049        1.23         1.23         5.58         .76          .76         6.06           2
==========================================================================================================================

(a)   The amounts shown are based on Common share equivalents.

(b) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c) Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, were applicable.

(d) After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)   The expense ratios reflect, among other things, payments to MuniFund
      Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*     Rounds to less than $.01 per share.

** For the period March 30, 2010 (first issuance dates of shares) through May 31, 2010.

*** For the period February 9, 2010 (first issuance dates of shares) through May 31, 2010.

                                See accompanying notes to financial statements.

                                                          Nuveen Investments 87

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME,                        POSITION(S) HELD    YEAR FIRST   NUMBER            PRINCIPAL
BIRTHDATE                    WITH THE FUNDS      ELECTED OR   OF PORTFOLIOS     OCCUPATION(S)
& ADDRESS                                        APPOINTED    IN FUND COMPLEX   INCLUDING OTHER
                                                 AND TERM(1)  OVERSEEN BY       DIRECTORSHIPS
                                                              BOARD MEMBER      DURING PAST 5 YEARS
Independent Board Members:

ROBERT P. BREMNER(2)                                                          Private Investor and Management Consultant;
8/22/40                      Chairman of                                      Treasurer and Director, Humanities Council of
333 W. Wacker Drive          the Board         1996           200             Washington, D.C.
Chicago, IL 60606            and Board Member

JACK B. EVANS                                                                 President, The Hall-Perrine Foundation, a
10/22/48                                                                      private philanthropic corporation (since 1996);
333 W. Wacker Drive          Board Member      1999           200             Director and Chairman, United Fire Group, a publicly
Chicago, IL 60606                                                             held company; President Pro Tem of the Board
                                                                              of Regents for the State of Iowa University
                                                                              System; Director, Gazette Companies; Life
                                                                              Trustee of Coe College and the Iowa College
                                                                              Foundation; formerly, Director, Alliant
                                                                              Energy; formerly, Director, Federal Reserve
                                                                              Bank of Chicago; formerly, President and Chief
                                                                              Operating Officer, SCI Financial Group, Inc.,
                                                                              a regional financial services firm.

WILLIAM C. HUNTER                                                             Dean, Tippie College of Business, University of Iowa
3/6/48                                                                        (since 2006); Director (since 2004) of Xerox
333 W. Wacker Drive          Board Member      2004           200             Corporation;Director(since 2005), Beta Gamma
Chicago, IL 60606                                                             Sigma International Honor Society;formerly,
                                                                              Dean and Distinguished Professor of Finance,
                                                                              School of Business at the University of
                                                                              Connecticut (2003-2006); previously,Senior Vice
                                                                              President and Director of Research at the
                                                                              Federal Reserve Bank of Chicago (1995-2003);
                                                                              Director, SS&C Technologies, Inc. (May 2005-
                                                                              October 2005); formerly, Director (1997-2007),
                                                                              Credit Research Center at Georgetown University.

DAVID J. KUNDERT(2)                                                           Director, Northwestern Mutual Wealth Management
10/28/42                                                                      Company; retired (since 2004) as Chairman,
333 W. Wacker Drive          Board Member      2005           200             JPMorgan Fleming Asset Management, President
Chicago, IL 60606                                                             and CEO, Banc One Investment Advisors
                                                                              Corporation, and President, One Group Mutual
                                                                              Funds; prior thereto, Executive Vice President,
                                                                              Banc One Corporation and Chairman and CEO,
                                                                              Banc One Investment Management Group; Member,
                                                                              Board of Regents, Luther College; member of
                                                                              the Wisconsin Bar Association; member of Board
                                                                              of Directors, Friends of Boerner Botanical
                                                                              Gardens; member of Board of Directors and chair
                                                                              of Investment Committee, Greater Milwaukee
                                                                              Foundation.

WILLIAM J. SCHNEIDER(2)                                                       Chairman of Miller-Valentine Partners Ltd., a real
9/24/44                                                                       estate investment company; formerly, Senior Partner
333 W. Wacker Drive          Board Member      1997           200             and Chief Operating Officer (retired, 2004) of
Chicago, IL 60606                                                             Miller-Valentine Group; member, University of
                                                                              Dayton Business School Advisory Council;member,
                                                                              Mid-America Health System board; formerly,
                                                                              member and chair, Dayton Philharmonic Orchestra
                                                                              Association; formerly, member, Business
                                                                              Advisory Council,Cleveland Federal Reserve
                                                                              Bank; formerly, Director, Dayton Development
                                                                              Coalition.

88 Nuveen Investments

NAME,                        POSITION(S) HELD   YEAR FIRST    NUMBER           PRINCIPAL
BIRTHDATE                    WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS    OCCUPATION(S)
& ADDRESS                                       APPOINTED     IN FUND COMPLEX  INCLUDING OTHER
                                                AND TERM(1)   OVERSEEN BY      DIRECTORSHIPS
                                                              BOARD MEMBER     DURING PAST 5 YEARS
Independent Board Members:

  JUDITH M. STOCKDALE                                                          Executive Director, Gaylord and Dorothy Donnelley
  12/29/47                   Board Member       1997          200              Foundation (since 1994); prior thereto, Executive
  333 W. Wacker Drive                                                          Director, Great Lakes Protection Fund (1990-1994).
  Chicago, IL 60606

  CAROLE E. STONE(2)                                                           Director, Chicago Board Options Exchange (since
  6/28/47                                                                      2006); Director, C2 Options Exchange, Incorporated
  333 W. Wacker Drive        Board Member       2007          200              (since 2009); Commissioner, New York State
  Chicago, IL 60606                                                            Commission on Public Authority Reform (since
                                                                               2005); formerly, Chair, New York Racing Association
                                                                               Oversight Board (2005-2007).

  TERENCE J. TOTH(2)
  9/29/59                                                                      Director, Legal & General Investment Management
  333 W. Wacker Drive        Board Member       2008          200              America, Inc. (since 2008); Managing Partner,
  Chicago, IL 60606                                                            Promus Capital (since 2008); formerly, CEO and
                                                                               President, Northern Trust Global Investments
                                                                               (2004-2007); Executive Vice President, Quantitative
                                                                               Management  & Securities Lending (2000-2004); prior
                                                                               thereto, various positions with Northern Trust
                                                                               Company (since 1994); member: Goodman Theatre Board
                                                                               (since 2004), Chicago Fellowship Boards (since
                                                                               2005), University of Illinois Leadership Council
                                                                               Board (since 2007) and Catalyst Schools of Chicago
                                                                               Board (since 2008); formerly,member: Northern Trust
                                                                               Mutual Funds Board (2005-2007), Northern Trust
                                                                               Global Investments Board (2004-2007), Northern
                                                                               Trust Japan Board (2004-2007), Northern Trust
                                                                               Securities Inc. Board (2003-2007) and Northern
                                                                               Trust Hong Kong Board (1997-2004).

Interested Board Member:

  JOHN P. AMBOIAN(3)                                                           Chief Executive Officer (since July 2007), Director
  6/14/61                                                                      (since 1999) and Chairman (since 2007) of Nuveen
  333 W. Wacker Drive        Board Member       2008          200              Investments, Inc.; Chief Executive Officer (since
  Chicago, IL 60606                                                            2007) of Nuveen Asset Management, Nuveen
                                                                               Investments Advisors, Inc.; President (since 2005)
                                                                               of Nuveen Commodities Asset Management, LLC.

                                                           Nuveen Investments 89

NAME,                        POSITION(S) HELD   YEAR FIRST    NUMBER              PRINCIPAL
BIRTHDATE                    WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS       OCCUPATION(S)
AND ADDRESS                                     APPOINTED(4)  IN FUND COMPLEX     DURING PAST 5 YEARS
                                                              OVERSEEN
                                                              BY OFFICER
Officers of the Funds:

  GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
  9/9/56                    Chief                                                 Secretary and Associate General Counsel of
  333 W. Wacker Drive       Administrative      1988          200                 Nuveen Investments, LLC; Managing Director,
  Chicago, IL 60606         Officer                                               Associate General Counsel and Assistant
                                                                                  Secretary, of Nuveen Asset Management (since
                                                                                  2002) and of Symphony Asset Management LLC,
                                                                                  (since 2003); Vice President and Assistant
                                                                                  Secretary of NWQ Investment Management Company,
                                                                                  LLC.(since 2002), Nuveen Investments Advisers
                                                                                  Inc. (since 2002), Tradewinds Global Investors,
                                                                                  LLC, and Santa Barbara Asset Management, LLC
                                                                                  (since 2006), Nuveen HydePark Group LLC and
                                                                                  Nuveen Investment Solutions, Inc. (since 2007);
                                                                                  Managing Director (since 2004) and Assistant
                                                                                  Secretary (since 1994) of Nuveen Investments,
                                                                                  Inc.; Managing Director (since 2005) of Nuveen
                                                                                  Commodities Asset Management, LLC; Chartered
                                                                                  Financial Analyst.

  WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen Investments,
  6/9/55                                                                          Inc.; Executive Vice President, U.S. Structured
  333 W. Wacker Drive       Vice President      2007          125                 Products of Nuveen Investments, LLC, (since
  Chicago, IL 60606                                                               1999), ; Executive Vice President (since 2005)
                                                                                  of Nuveen Commodities Asset Management, LLC.

  CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
  1/11/62                                                                         Vice President (1993-2004) of Nuveen
  333 W. Wacker Drive       Vice President      2007          125                 Investments, LLC.
  Chicago, IL 60606

  NIZIDA ARRIAGA                                                                  Senior Vice President of Nuveen Investments, LLC
  6/1/68                                                                          (since 2010); formerly, Vice President
  333 W. Wacker Drive       Vice President      2009          200                 (2007-2010); previously, Portfolio Manager,
  Chicago, IL 60606                                                               Allstate Investments, LLC (1996-2006); Chartered
                                                                                  Financial Analyst.

  MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
  2/3/66                    Vice President                                        Investments, LLC.; Vice President of Nuveen
  333 W. Wacker Drive       and Assistant       2000          200                 Asset Management (since 2005).
  Chicago, IL 60606         Secretary

  MARGO L. COOK
  4/11/64                                                                         Executive Vice President (since Oct 2008) of
  333 W. Wacker Drive       Vice President      2009          200                 Nuveen Investments, Inc.; previously, Head of
  Chicago, IL 60606                                                               Institutional Asset Management (2007-2008) of
                                                                                  Bear Stearns Asset Management; Head of
                                                                                  Institutional Asset Mgt (1986-2007) of Bank of
                                                                                  NY Mellon; Chartered Financial Analyst.

  LORNA C. FERGUSON                                                               Managing Director (since 2004) of Nuveen
  10/24/45                                                                        Investments, LLC and Managing Director (since
  333 W. Wacker Drive       Vice President      1998          200                 2005) of Nuveen Asset Management.
  Chicago, IL 60606

  STEPHEN D. FOY                                                                  Senior Vice President (since 2010), formerly,
  5/31/54                   Vice President                                        Vice President (1993-2010) and Funds Controller
  333 W. Wacker Drive       and Controller      1998          200                 (since 1998) of Nuveen Investments, LLC; Vice
  Chicago, IL 60606                                                               President (2005-2010) of Nuveen Asset
                                                                                  Management; Certified Public Accountant.

  SCOTT S. GRACE                                                                  Managing Director, Corporate Finance &
  8/20/70                   Vice President                                        Development, Treasurer (since September 2009) of
  333 W. Wacker Drive       and Treasurer       2009          200                 Nuveen Investments, LLC; Managing Director and
  Chicago, IL 60606                                                               Treasurer of Nuveen Asset Management (since
                                                                                  2009); formerly, Treasurer (2006-2009), Senior
                                                                                  Vice President (2008-2009), previously, Vice
                                                                                  President (2006-2008) of Janus Capital Group,
                                                                                  Inc.; formerly, Senior Associate in Morgan
                                                                                  Stanley's Global Financial Services Group (2000-
                                                                                  2003); Chartered Accountant Designation.

90 Nuveen Investments

NAME,                        POSITION(S) HELD   YEAR FIRST    NUMBER             PRINCIPAL
BIRTHDATE                    WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS      OCCUPATION(S)
AND ADDRESS                                     APPOINTED(4)  IN FUND COMPLEX    DURING PAST 5 YEARS
                                                              OVERSEEN
                                                              BY OFFICER
Officers of the Funds:

  WILLIAM T. HUFFMAN                                                             Chief Operating Officer, Municipal Fixed Income
  5/7/69                    Vice President      2009          136                (since 2008) of Nuveen Asset Management;
  333 W. Wacker Drive                                                            previously, Chairman, President and Chief
  Chicago, IL 60606                                                              Executive Officer (2002 - 2007) of Northern
                                                                                 Trust Global Advisors, Inc. and Chief Executive
                                                                                 Investments Officer (2007) of Northern Trust
                                                                                 Global Limited; Certified Public Accountant.

  WALTER M. KELLY                                                                Senior Vice President (since 2008), Vice
  2/24/70                   Chief Compliance                                     President (2006-2008) formerly, Assistant Vice
  333 W. Wacker Drive       Officer and         2003          200                President and Assistant General Counsel (2003-
  Chicago, IL 60606         Vice President                                       2006) of Nuveen Investments, LLC; Senior Vice
                                                                                 President (since 2008), formerly, Vice President
                                                                                 (2006-2008) and Assistant Secretary (since 2008)
                                                                                 of Nuveen Asset Management.

  DAVID J. LAMB                                                                  Senior Vice President (since 2009), formerly,
  3/22/63                                                                        Vice President (2000-2009) of Nuveen
  333 W. Wacker Drive       Vice President      2000          200                Investments, LLC; Vice President (since
  Chicago, IL 60606                                                              2005) of Nuveen Asset Management; Certified
                                                                                 Public Accountant.

  TINA M. LAZAR                                                                  Senior Vice President (since 2009), formerly,
  8/27/61                                                                        Vice President of Nuveen Investments, LLC
  333 W. Wacker Drive       Vice President      2002          200                (1999-2009); Vice President of
  Chicago, IL 60606                                                              Nuveen Asset Management (since 2005).

  LARRY W. MARTIN                                                                Senior Vice President (since 2010), formerly,
  7/27/51                   Vice President                                       Vice President (1993- 2010), Assistant Secretary
  333 W. Wacker Drive       and Assistant       1988          200                and Assistant General Counsel of Nuveen
  Chicago, IL 60606         Secretary                                            Investments, LLC; Vice President (since 2005) and
                                                                                 Assistant Secretary of Nuveen Investments, Inc.;
                                                                                 Vice President (since 2005) and Assistant
                                                                                 Secretary (since 1997) of Nuveen Asset
                                                                                 Management; Vice President and Assistant
                                                                                 Secretary of Nuveen Investments Advisers Inc.
                                                                                 (since 2002); NWQ Investment Management Company,
                                                                                 LLC (since 2002), Symphony Asset Management LLC
                                                                                 (since 2003), Tradewinds Global Investors, LLC,
                                                                                 Santa Barbara Asset Management LLC (since 2006)
                                                                                 and of Nuveen HydePark Group, LLC and Nuveen
                                                                                 Investment Solutions, Inc.  (since 2007).

  KEVIN J. MCCARTHY                                                              Managing Director (since 2008), formerly, Vice
  3/26/66                                                                        President (2007-2008), Nuveen Investments, LLC;
  333 W. Wacker Drive        Vice President                                      Managing Director (since 2008), formerly, Vice
  Chicago, IL 60606          and Secretary      2007          200                President, and Assistant Secretary, Nuveen Asset
                                                                                 Management, and Nuveen Investments Holdings,
                                                                                 Inc.; Vice President (since 2007) and Assistant
                                                                                 Secretary, Nuveen Investment Advisers Inc., NWQ
                                                                                 Investment Management Company, LLC, Tradewinds
                                                                                 Global Investors LLC, NWQ Holdings, LLC, Symphony
                                                                                 Asset Management LLC, Santa Barbara Asset
                                                                                 Management LLC, Nuveen HydePark Group, LLC and
                                                                                 Nuveen Investment Solutions, Inc. (since 2007);
                                                                                 prior thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                                 (1997-2007).

  JOHN V. MILLER                                                                 Chief Investment Officer and Managing Director
  4/10/67                                                                        (since 2007), formerly, Vice President
  333 W. Wacker Drive       Vice President      2007          136                (2002-2007) of Nuveen Asset Management and
  Chicago, IL 60606                                                              Managing Director (since 2007), formerly Vice
                                                                                 President (2002-2007) Nuveen Investments, LLC;
                                                                                 Chartered Financial Analyst.

                                                           Nuveen Investments 91

NAME,                       POSITION(S) HELD   YEAR FIRST     NUMBER            PRINCIPAL
BIRTHDATE                   WITH THE FUNDS     ELECTED OR     OF PORTFOLIOS     OCCUPATION(S)
AND ADDRESS                                    APPOINTED(4)   IN FUND COMPLEX   DURING PAST 5 YEARS
                                                              OVERSEEN
                                                              BY OFFICER
Officers of the Funds:

  GREGORY MINO                                                                  Senior Vice President (since 2010) of Nuveen
  1/4/71                                                                        Investments, LLC, formerly, Vice President
  333 W. Wacker Drive       Vice President     2009           200               (2008-2010); previously, Director (2004-2007)
  Chicago, IL 60606                                                             and Executive Director (2007-2008) of UBS Global
                                                                                Asset Management; previously, Vice President
                                                                                (2000-2003) and Director (2003-2004) of Merrill
                                                                                Lynch Investment Managers; Chartered Financial
                                                                                Analyst.

  CHRISTOPHER M. ROHRBACHER                                                     Vice President, Nuveen Investments, LLC (since
  8/1/71                    Vice President                                      2008); Vice President and Assistant Secretary,
  333 W. Wacker Drive       and Assistant      2008           200               Nuveen Asset Management (since 2008); prior
  Chicago, IL 60606         Secretary                                           thereto, Associate, Skadden, Arps, Slate,
                                                                                Meagher & Flom LLP (2002-2008).

  JAMES F. RUANE                                                                Vice President, Nuveen Investments, LLC (since
  7/3/62                    Vice President                                      2007); prior thereto, Partner, Deloitte & Touche
  333 W. Wacker Drive       and Assistant      2007           200               USA LLP (2005-2007), formerly, senior tax manager
  Chicago, IL 60606         Secretary                                           (2002-2005); Certified Public Accountant.

  MARK L. WINGET                                                                Vice President, Nuveen Investments, LLC (since
  12/21/68                  Vice President                                      2008); Vice President and Assistant Secretary,
  333 W. Wacker Drive       and Assistant      2008           200               Nuveen Asset Management (since 2008); prior
  Chicago, IL 60606         Secretary                                           thereto, Counsel, Vedder Price P.C.  (1997-2007).


(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

92 Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as

                                                           Nuveen Investments 93

Annual Investment Management Agreement
Approval Process (continued)

all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the back-ground, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

94 Nuveen Investments

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund's total return information compared to its Performance Peer Group for the quarter, one-, three-and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund's total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen North Carolina Dividend Advantage Municipal Fund 3, the Nuveen North Carolina Premium Income Municipal Fund, the Nuveen North Carolina Dividend Advantage Municipal Fund 2 and the Nuveen North Carolina Dividend Advantage Municipal Fund outperformed or matched the performance of their respective benchmarks in the one-and three-year periods, whereas the Nuveen Georgia Premium Income Municipal Fund, the Nuveen Georgia Dividend Advantage Municipal Fund and the Nuveen Georgia Dividend Advantage Municipal Fund 2 outperformed the performance of their respective benchmarks in the one-year period, but underperformed their benchmarks in the three-year period.

C. FEES, EXPENSES AND PROFITABILITY

   1. Fees and Expenses

   The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent

                                                           Nuveen Investments 95

Annual Investment Management Agreement
Approval Process (continued)

fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Except as set forth in the following sentence, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. The Nuveen Georgia Premium Income Municipal Fund and the Nuveen North Carolina Premium Income Municipal Fund had net advisory fees above the peer average but net expense ratios below the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

96 Nuveen Investments

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

                                                           Nuveen Investments 97

Annual Investment Management Agreement
Approval Process (continued)

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

98 Nuveen Investments

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                         Nuveen Investments 99

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS AUTOMATIC REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

100 Nuveen Investments
exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 101

Glossary of Terms
Used in this Report

O AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

O AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

O AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

O DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

102 Nuveen Investments

O INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

O MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

O NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

O PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

O TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

O ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 103

Notes

104 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
(202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                 COMMON SHARES          PREFERRED SHARES
     FUND          REPURCHASED                  REDEEMED

     NPG                    --                     1,112
     NZX                    --                       600
     NKG                    --                     1,268
     NNC                    --                       944
     NRB                    --                       680
     NNO                    --                     1,120
     NII                    --                     1,120

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 105

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

O  Share prices

O  Fund details

O  Daily financial news

O  Investor education

O  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-0510D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Georgia Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                            AUDIT FEES BILLED            AUDIT-RELATED FEES                   TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED              TO FUND (1)               BILLED TO FUND (2)              BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                     $ 8,719                    $ 15,000                            $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                          0%                             0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                     $ 8,643                    $      0                            $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                          0%                             0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO                ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                                                 $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                           0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                                 $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                           0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                     BILLED TO FUND           REPORTING OF THE FUND)               ENGAGEMENTS)               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2010                              $ 850                         $ 0                            $ 0                    $ 850
May 31, 2009                              $ 850                         $ 0                            $ 0                    $ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Daniel J. Close     Nuveen Georgia Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company      22         $4.530 billion
                    Other Pooled Investment Vehicles    3         $70 million
                    Other Accounts                      5         $.28 million

* Assets are as of May 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 55,306 securities with an aggregate current market value of $1,205 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------------------
Daniel J. Close      Nuveen Georgia Dividend Advantage Municipal Fund              $0            $10,001--$50,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He also serves as a portfolio manager for various Nuveen Build America Bond strategies. Currently, he manages investments for 23 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2010
    -------------------------------------------------------------------